EXHIBIT 10.1


                        AGREEMENT AND PLAN OF MERGER

                                by and among

                         TOWER REALTY TRUST, INC.,

                      RECKSON ASSOCIATES REALTY CORP.,

                    RECKSON OPERATING PARTNERSHIP, L.P.

                                    and

                         METROPOLITAN PARTNERS LLC



                        Dated as of December 8, 1998




                             TABLE OF CONTENTS

                                                                       PAGE
                                  ARTICLE I
                                 THE MERGER

 SECTION 1.1    The Merger . . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 1.2    Effect on Shares of Company Common Stock and
                  Company OP Units . . . . . . . . . . . . . . . . . . . . .
 SECTION 1.3    Share Election . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 1.4    Proration  . . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 1.5    Exchange of Certificates . . . . . . . . . . . . . . . . . .
 SECTION 1.6    Transfer Taxes; Withholding  . . . . . . . . . . . . . . . .
 SECTION 1.7    No Further Ownership Rights in Shares of
                  Company Common Stock . . . . . . . . . . . . . . . . . . .
 SECTION 1.8    Closing of Transfer Books and Records  . . . . . . . . . . .
 SECTION 1.9    Stock Options  . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 1.10   Restricted Stock . . . . . . . . . . . . . . . . . . . . . .
 SECTION 1.11   [Intentionally Omitted]  . . . . . . . . . . . . . . . . . .
 SECTION 1.12   Closing  . . . . . . . . . . . . . . . . . . . . . . . . . .

                                 ARTICLE II
                           THE SURVIVING ENTITY

 SECTION 2.1    Certificate of Formation . . . . . . . . . . . . . . . . . .
 SECTION 2.2    Operating Agreement  . . . . . . . . . . . . . . . . . . . .
 SECTION 2.3    Members and Managers . . . . . . . . . . . . . . . . . . . .

                                 ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

 SECTION 3.1    Corporate Existence and Power. . . . . . . . . . . . . . . .
 SECTION 3.2    Corporate Authorization  . . . . . . . . . . . . . . . . . .
 SECTION 3.3    Consents and Approvals; No Violations  . . . . . . . . . . .
 SECTION 3.4    Capitalization . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 3.5    Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 3.6    SEC Documents  . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 3.7    Financial Statements . . . . . . . . . . . . . . . . . . . .
 SECTION 3.8    [Intentionally Omitted]  . . . . . . . . . . . . . . . . . .
 SECTION 3.9    Joint Proxy Statement; Form S-4 Registration Statement;
                  Other Information  . . . . . . . . . . . . . . . . . . . .
 SECTION 3.10   Absence of Material Adverse Changes, etc.  . . . . . . . . .
 SECTION 3.11   Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 3.12   Material Contracts.  . . . . . . . . . . . . . . . . . . . .
 SECTION 3.13   [Intentionally Omitted]  . . . . . . . . . . . . . . . . . .
 SECTION 3.14   [Intentionally Omitted]  . . . . . . . . . . . . . . . . . .
 SECTION 3.15   [Intentionally Omitted]  . . . . . . . . . . . . . . . . . .
 SECTION 3.16   [Intentionally Omitted]  . . . . . . . . . . . . . . . . . .
 SECTION 3.17   [Intentionally Omitted]  . . . . . . . . . . . . . . . . . .
 SECTION 3.18   Finders' Fees  . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 3.19   Opinion of Financial Advisors  . . . . . . . . . . . . . . .
 SECTION 3.20   Board Recommendation . . . . . . . . . . . . . . . . . . . .
 SECTION 3.21   Vote Required; No Appraisal Rights . . . . . . . . . . . . .
 SECTION 3.22   [Intentionally Omitted]  . . . . . . . . . . . . . . . . . .
 SECTION 3.23   Investment Company Act of 1940 . . . . . . . . . . . . . . .
 SECTION 3.24   Hart-Scott-Rodino Antitrust Improvements Act of 1976 . . . .
 SECTION 3.25   State Takeover Statutes  . . . . . . . . . . . . . . . . . .

                                 ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF RECKSON,
                          RECKSON OP AND BUYER

 SECTION 4.1    Corporate Existence and Power  . . . . . . . . . . . . . . .
 SECTION 4.2    Authorization. . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 4.3    Consents and Approvals; No Violations  . . . . . . . . . . .
 SECTION 4.4    Capitalization.  . . . . . . . . . . . . . . . . . . . . . .
 SECTION 4.5    SEC Documents. . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 4.6    Financial Statements.  . . . . . . . . . . . . . . . . . . .
 SECTION 4.7    [Intentionally Omitted]  . . . . . . . . . . . . . . . . . .
 SECTION 4.8    Joint Proxy Statement; Form S-4 Registration Statement;
                  Other Information  . . . . . . . . . . . . . . . . . . . .
 SECTION 4.9    Absence of Material Adverse Changes, etc.  . . . . . . . . .
 SECTION 4.10   Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 4.11   Compliance with Laws . . . . . . . . . . . . . . . . . . . .
 SECTION 4.12   Environmental Matters. . . . . . . . . . . . . . . . . . . .
 SECTION 4.13   Real Property. . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 4.14   Litigation . . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 4.15   Finders' Fees  . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 4.16   Share Ownership; Other Ownership . . . . . . . . . . . . . .
 SECTION 4.17   Investment Company Act of 1940 . . . . . . . . . . . . . . .
 SECTION 4.18   Hart-Scott-Rodino Antitrust Improvements Act of 1976 . . . .
 SECTION 4.19   Financing. . . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 4.20   Authorization for Class B Stock. . . . . . . . . . . . . . .
 SECTION 4.21   Board Recommendation . . . . . . . . . . . . . . . . . . . .
 SECTION 4.22   Required Vote of Reckson Stockholders  . . . . . . . . . . .
 SECTION 4.23   Opinion of Financial Advisor.  . . . . . . . . . . . . . . .
 SECTION 4.24   Buyer's Operations.  . . . . . . . . . . . . . . . . . . . .
 SECTION 4.25   Surviving Entity After the Merger. . . . . . . . . . . . . .
 SECTION 4.26   Reckson and Buyer Knowledge. . . . . . . . . . . . . . . . .

                                  ARTICLE V
                                  COVENANTS

 SECTION 5.1    Conduct of the Company . . . . . . . . . . . . . . . . . . .
 SECTION 5.2    Conduct of Reckson.  . . . . . . . . . . . . . . . . . . . .
 SECTION 5.3    Stockholders' Meetings; Joint Proxy Material . . . . . . . .
 SECTION 5.4    No Solicitation of Transactions by the Company.  . . . . . .
 SECTION 5.5    Access to Information; Confidentiality Agreement . . . . . .
 SECTION 5.6    Voting of Shares of Company Preferred Stock  . . . . . . . .
 SECTION 5.7    Director and Officer Liability . . . . . . . . . . . . . . .
 SECTION 5.8    Reasonable Best Efforts; Cooperation . . . . . . . . . . . .
 SECTION 5.9    Certain Filings  . . . . . . . . . . . . . . . . . . . . . .
 SECTION 5.10   [Intentionally Omitted]  . . . . . . . . . . . . . . . . . .
 SECTION 5.11   Public Announcements . . . . . . . . . . . . . . . . . . . .
 SECTION 5.12   Further Assurances . . . . . . . . . . . . . . . . . . . . .
 SECTION 5.13   Employee Matters.  . . . . . . . . . . . . . . . . . . . . .
 SECTION 5.14   Transfer Taxes . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 5.15   Advice of Changes  . . . . . . . . . . . . . . . . . . . . .
 SECTION 5.16   Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 5.17   Form S-4 Registration Statement  . . . . . . . . . . . . . .
 SECTION 5.18   Blue Sky Permits . . . . . . . . . . . . . . . . . . . . . .
 SECTION 5.19   Listing  . . . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 5.20   Affiliates . . . . . . . . . . . . . . . . . . . . . . . . .

                                 ARTICLE VI
                         CONDITIONS TO THE MERGER

 SECTION 6.1    Conditions to Each Party's Obligations . . . . . . . . . . .
 SECTION 6.2    Conditions to the Company's Obligations  . . . . . . . . . .
 SECTION 6.3    Conditions to Obligations of Reckson and Buyer . . . . . . .

                                 ARTICLE VII
                                 TERMINATION

 SECTION 7.1    Termination  . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 7.2    Effect of Termination  . . . . . . . . . . . . . . . . . . .
 SECTION 7.3    Fees and Expenses  . . . . . . . . . . . . . . . . . . . . .

                                ARTICLE VIII
                                MISCELLANEOUS

 SECTION 8.1    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 8.2    Survival of Representations and Warranties . . . . . . . . .
 SECTION 8.3    Interpretation . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 8.4    Amendments, Modification and Waiver  . . . . . . . . . . . .
 SECTION 8.5    Successors and Assigns . . . . . . . . . . . . . . . . . . .
 SECTION 8.6    Specific Performance . . . . . . . . . . . . . . . . . . . .
 SECTION 8.7    Governing Law  . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 8.8    Severability . . . . . . . . . . . . . . . . . . . . . . . .
 SECTION 8.9    Third Party Beneficiaries  . . . . . . . . . . . . . . . . .
 SECTION 8.10   Entire Agreement . . . . . . . . . . . . . . . . . . . . . .
 SECTION 8.11   Counterparts; Effectiveness  . . . . . . . . . . . . . . . .
 SECTION 8.12   Litigation Trust; CPRs . . . . . . . . . . . . . . . . . . .


 Exhibits

 Exhibit A      Form of Reckson's Articles Supplementary
 Exhibit B-1    Form of Indenture
 Exhibit B-2    Form of Resolution



                           TABLE OF DEFINED TERMS

 TERM                                                              PAGE NO.

 1940 Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 1997 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Access Limitation Date  . . . . . . . . . . . . . . . . . . . . . . . . . .
 Active Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Adverse Recommendation Event  . . . . . . . . . . . . . . . . . . . . . . .
 affiliate(s)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Amended Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Applicable Break-Up Fee . . . . . . . . . . . . . . . . . . . . . . . . . .
 Articles of Incorporation . . . . . . . . . . . . . . . . . . . . . . . . .
 Articles of Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 associates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Base Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Break-Up Fee Ruling . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Buyer OP Unit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Buyer Operating Partnership . . . . . . . . . . . . . . . . . . . . . . . .
 Buying Entities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Cash Election . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Cash Election Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Cash Proration Factor . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Certificate of Merger . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Chairman  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Class B Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Class B Stock Number  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Cleanup . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company Acquisition Agreements  . . . . . . . . . . . . . . . . . . . . . .
 Company Acquisition Proposal  . . . . . . . . . . . . . . . . . . . . . . .
 Company By-laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company Disclosure Schedule . . . . . . . . . . . . . . . . . . . . . . . .
 Company Joint Ventures  . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company Leased Real Property  . . . . . . . . . . . . . . . . . . . . . . .
 Company Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company OP Cash Election  . . . . . . . . . . . . . . . . . . . . . . . . .
 Company OP Cash Election Units  . . . . . . . . . . . . . . . . . . . . . .
 Company OP Unit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company Operating Partnership . . . . . . . . . . . . . . . . . . . . . . .
 Company Operating Partnership Agreement . . . . . . . . . . . . . . . . . .
 Company Owned Real Property . . . . . . . . . . . . . . . . . . . . . . . .
 Company Permitted Liens . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company Real Property . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company SEC Documents . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company Space Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company Special Meeting . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company Stock Option  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Company's Representatives . . . . . . . . . . . . . . . . . . . . . . . . .
 Continuing Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 CPR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Crescent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Crescent Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Deal Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Delaware Secretary of State . . . . . . . . . . . . . . . . . . . . . . . .
 DLLCA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Effective Time  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Election Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Environmental Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 ERISA Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Excess Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exchange Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Exchange Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Expense Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Financing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Form of Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Form S-4 Registration Statement . . . . . . . . . . . . . . . . . . . . . .
 Fractional Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Funding Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 GAAP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Governmental Entity . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Guarantees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Hazardous Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 HSR Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 include . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 includes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 including . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Indemnifiable Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Indemnitees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Independent Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Initial Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Interim Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Joint Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . .
 knowledge of the Company  . . . . . . . . . . . . . . . . . . . . . . . . .
 Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Licenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Lien  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 made available  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Maryland Department . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Material Adverse Effect . . . . . . . . . . . . . . . . . . . . . . . . . .
 Maximum Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Merger Consideration  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Merrill Lynch . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Metropolitan Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .
 MGCL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 New York Courts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Non-Cash Proration Factor . . . . . . . . . . . . . . . . . . . . . . . . .
 Non-Electing Securities . . . . . . . . . . . . . . . . . . . . . . . . . .
 Non-Electing Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Non-Electing Units  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 NYSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 OP Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Outside Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . .
 Permits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Qualifying Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 reasonable best efforts . . . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson Confidentiality Agreement . . . . . . . . . . . . . . . . . . . . .
 Reckson Disclosure Schedule . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson Leased Real Property  . . . . . . . . . . . . . . . . . . . . . . .
 Reckson Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson OP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson Owned Real Property . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson Permitted Liens . . . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson Real Property . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson Rent Roll . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson SEC Documents . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson Space Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Reckson Special Meeting . . . . . . . . . . . . . . . . . . . . . . . . . .
 REIT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 REIT Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Release . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Representation Letter . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Resolution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Share Issuance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Share Issuance Approval . . . . . . . . . . . . . . . . . . . . . . . . . .
 Special Dividend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Standstill Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Stock Purchase Agreement  . . . . . . . . . . . . . . . . . . . . . . . . .
 Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Surviving Entity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Tax Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Termination Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 TIA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Tower Articles Supplementary  . . . . . . . . . . . . . . . . . . . . . . .
 Tower Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Transfer Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 WARN Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 without limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .




                        AGREEMENT AND PLAN OF MERGER

           AGREEMENT AND PLAN OF MERGER, dated as of December 8, 1998, by and among Tower Realty Trust, Inc., a Maryland corporation (the "Company"), Metropolitan Partners LLC, a Delaware limited liability company ("Buyer"), Reckson Operating Partnership, L.P., a Delaware limited partnership ("Reckson OP"), and Reckson Associates Realty Corp., a Maryland corporation ("Reckson").

                            W I T N E S S E T H

           WHEREAS, the respective Boards of Directors of the Company, Buyer and Reckson have each approved this Agreement and the merger of the Company with and into Buyer (with Buyer being the surviving entity) (the "Merger"), upon the terms and subject to the conditions set forth herein, and in accordance with the Maryland General Corporation Law (the "MGCL") and the Delaware Limited Liability Company Act (the "DLLCA"), whereby each issued and outstanding share of common stock, par value $.01 per share, of the Company (the "Company Common Stock") (other than shares owned directly or indirectly by Buyer, Reckson OP, Reckson, any wholly owned Subsidiary (as defined in Section 3.5(a) hereof) of Buyer, Reckson or Reckson OP or by the Company or any wholly owned Subsidiary of the Company immediately prior to the Effective Time (as defined in Section 1.1(b) hereof)), will, upon the terms and subject to the conditions and limitations set forth herein, (A) at the election of the holders thereof either (x) be converted into either
 (1) .5725 of a share of class B exchangeable common stock, par value $.01 per share, of Reckson, having substantially the terms and designations set forth in the form of articles supplementary attached hereto as Exhibit A (the "Class B Stock") and $7.2565 principal amount of 7% senior unsecured notes due 2009 of Reckson OP (the "Notes"), guaranteed by Reckson (such guarantees, the "Guarantees"; unless the context requires otherwise, references herein to the "Notes" shall include the Guarantees) issued under and governed by an indenture substantially in the form attached hereto as Exhibit B-1 (the "Indenture") and by the terms of the resolutions and officer's certificate, each in the form attached as Exhibit B-2 (collectively, the "Resolution") to be adopted by the Board of Directors of Reckson, if the Share Issuance Approval (as defined in Section 4.22 hereof) is not obtained, or (2) .8364 of a share of Class B Stock if the Share Issuance Approval is obtained or (y) be converted into the right to receive $23 in cash payable to the holder thereof, without interest, in each case subject to the proration provisions set forth herein and (B) if the Share Issuance Approval has not been obtained and there has occurred an Adverse Recommendation Event(as defined hereafter), in addition to the consideration set forth in (x)(1) or (y) above, be converted into an additional $.8046 principal amount of Notes. As used herein, an "Adverse Recommendation Event" shall be deemed to have occurred if the Board of Directors of Reckson withdraws or amends or modifies in any material respect (or publicly announces an intention to withdraw or amend or modify in any material respect) its approval or recommendation of the Share Issuance;

           WHEREAS, in connection with the Merger, the following additional transaction will be effected (the Merger, together with the other documents, agreements and transactions contemplated by this Agreement, being referred to collectively as the "Transactions"): the parties hereto shall cause the merger (the "OP Merger") of Tower Realty Operating Partnership, L.P., a Delaware limited partnership (the "Company Operating Partnership"), with and into a newly formed entity created by Buyer (which shall be a direct or indirect Subsidiary of Buyer) ("Buyer Operating Partnership"), pursuant to which each limited partnership interest (a "Company OP Unit") in the Company Operating Partnership (other than Company OP Units owned directly or indirectly by the Company, any wholly owned Subsidiary of the Company, Reckson OP, Buyer, Reckson or any wholly owned Subsidiary of Buyer, Reckson or Reckson OP) immediately prior to the Effective Time, will, upon the terms and subject to the conditions and limitations set forth herein, (A) at the election of the holders thereof either (x) be converted into either (1) .5725 of a share of Class B Stock and $7.2565 principal amount of Notes, if the Share Issuance Approval is not obtained, or (2) .8364 of a share of Class B Stock if the Share Issuance Approval is obtained or (y) be converted into the right to receive $23 in cash payable to the holder thereof, without interest, in each case subject to the proration provisions set forth herein and (B) if the Share Issuance Approval has not been obtained and there has occurred an Adverse Recommendation Event, in addition to the consideration set forth in (x)(1) or (y) above, be converted into an additional $.8046 principal amount of Notes;

           WHEREAS, as a condition precedent to the execution of this Agreement, (i) Reckson, Buyer and certain stockholders of the Company have entered into certain voting agreements whereby each of such stockholders has agreed to, subject to the terms and conditions of this Agreement, vote
 (x) at the Company Special Meeting (as defined in Section 5.3(a) hereof), the shares of Company Common Stock owned by each in favor of this Agreement and the Merger and (y) at the Reckson Special Meeting (as defined in Section 5.3(b) hereof), the shares of common stock, par value $.01 per share, of Reckson ("Reckson Common Stock") owned by each in favor of the Share Issuance (as defined in Section 4.21 hereof); and (ii) the Company and certain stockholders of Reckson have entered into certain voting agreements whereby each of such stockholders has agreed to, subject to the terms and conditions of this Agreement, vote (x) at the Reckson Special Meeting, the shares of Reckson Common Stock owned by each in favor of the Share Issuance and (y) at the Company Special Meeting, the shares of Company Common Stock owned by each in favor of this Agreement and the Merger;

           WHEREAS, concurrently with the execution and delivery of this Agreement, Reckson and the Company are entering into the stock purchase agreement (the "Stock Purchase Agreement"), providing for the issuance and sale to Reckson of 2,169,197 shares of preferred stock of the Company (the "Company Preferred Stock") with the terms and designations set forth in the articles supplementary of the Company, substantially in the form attached as Exhibit A to the Stock Purchase Agreement (the "Tower Articles Supplementary") (the "Initial Sale") and, in connection therewith, Reckson is executing and delivering that certain representation letter dated the date of this Agreement (the "Representation Letter");

           WHEREAS, concurrently with execution and delivery of this Agreement, Battle Fowler L.L.P. shall deliver its opinion to Reckson as to certain matters relating to the qualification of the Company as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code");

           WHEREAS, concurrently with execution and delivery of this Agreement, Brown & Wood LLP shall deliver its opinion to Reckson as to certain matters relating to the qualification of Reckson as a REIT under the Code; and

           WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and Reckson and the Company and Crescent Real Estate Equities Company ("Crescent") are entering into certain mutual releases; provided that if Crescent fails to acquire $85 million of preferred interests in Buyer prior to the Closing, the foregoing shall be of no force and effect.

           NOW, THEREFORE, in consideration of the representations, warranties, covenants, agreements and conditions hereafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:


                                 ARTICLE 1

                                 THE MERGER

           SECTION 1.1    The Merger.

           (a) Upon the terms and subject to the conditions of this Agreement, and in accordance with the DLLCA and the MGCL, at the Effective Time, the Company shall be merged with and into Buyer, whereupon the separate existence of the Company shall cease, and Buyer shall continue as the surviving entity (sometimes referred to herein as the "Surviving Entity") and shall continue to be governed by the laws of the State of Delaware and shall continue under the name "Metropolitan Partners LLC."

           (b) Concurrently with the Closing (as defined in Section 1.12 hereof), the Company and Buyer will cause (i) a certificate of merger or consolidation (the "Certificate of Merger") with respect to the Merger to be executed and filed with the Office of the Secretary of State of the State of Delaware (the "Delaware Secretary of State") pursuant to the DLLCA and (ii) articles of merger (the "Articles of Merger") with respect to the Merger to be executed and filed with and accepted for record by the State Department of Assessment and Taxation of Maryland (the "Maryland Department") pursuant to the MGCL. The Merger shall become effective on the date and time at which both the Certificate of Merger and the Articles of Merger have been duly filed with the Delaware Secretary of State and accepted for record by the Maryland Department, respectively, or at such other date and time as is agreed between the parties and specified in the Certificate of Merger and the Articles of Merger (not to exceed 30 days after acceptance for record of the Articles of Merger by the Maryland Department), and such date and time is hereinafter referred to as the "Effective Time." The OP Merger shall occur at, and be effective as of, the Effective Time.

           (c) From and after the Effective Time, the Surviving Entity shall possess all the rights, privileges, immunities, powers and franchises and be subject to all of the obligations, restrictions, disabilities, liabilities, debts and duties of the Company and Buyer.

           SECTION 1.2 Effect on Shares of Company Common Stock and Company OP Units. At the Effective Time (and by reason of the consummation of the Merger and the OP Merger):

           (a) Conversion of Company Common Stock and Company OP Units. Except as otherwise provided herein and subject to Section 1.4 hereof, each share of Company Common Stock and each Company OP Unit issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock and Company OP Units owned directly or indirectly by the Company, any wholly owned Subsidiary of the Company, Reckson, Reckson OP, Buyer or any wholly owned Subsidiary of Buyer, Reckson or Reckson OP) shall be converted into (A) if the Share Issuance Approval has not been obtained and there has been an Adverse Recommendation Event, $.8046 principal amount of Notes and (B) the following (collectively, the "Merger Consideration"):

                (i) for each share of Company Common Stock with respect to which an election to receive cash has been effectively made pursuant to Section 1.3 hereof and not revoked or lost (a "Cash Election"), the right to receive in cash an amount equal to $23 (collectively, such shares in respect of which a Cash Election shall have been made without taking into account the provisions of Section 1.4 hereof are herein sometimes referred to as "Cash Election Shares");

                (ii) for each share of Company Common Stock other than Cash Election Shares, either (A) if the Share Issuance Approval has not been obtained, then $7.2565 principal amount of Notes and .5725 of a fully paid and nonassessable share of Class B Stock or
           (B) if the Share Issuance Approval has been obtained then .8364 of a fully paid and nonassessable share of Class B Stock (collectively, "Non-Electing Shares");

                (iii) for each Company OP Unit with respect to which an election to receive cash has been effectively made in accordance with Section 1.3 hereof and not revoked or lost (a "Company OP Cash Election"), the right to receive in cash an amount equal to $23 (collectively, such OP Units in respect of which a Company OP Cash Election shall have been made without taking into account provisions of Section 1.4 hereof are sometimes referred to as "Company OP Cash Election Units"); and

                (iv) for each Company OP Unit other than Company OP Cash Election Units, if the Share Issuance Approval has not been obtained then either (A) $7.2565 principal amount of Notes and .5725 of a fully paid and nonassessable share of Class B Stock or
           (B) if the Share Issuance Approval has been obtained then .8364 of a fully paid and nonassessable share of Class B Stock (collectively, "Non-Electing Units").

           (b) Cancellation of Shares of Company Common Stock Company Preferred Stock and Company OP Units. As of the Effective Time, each share of Company Common Stock and each share of Company Preferred Stock owned by the Company or owned by Buyer, Reckson or any wholly owned Subsidiary of Buyer, Reckson or the Company immediately prior to the Effective Time shall automatically be cancelled and retired and cease to exist, and no consideration or payment shall be delivered therefor or in respect thereto. All shares of Company Common Stock to be converted into the Merger Consideration pursuant to this Section 1.2 shall, by virtue of the Merger and without any action on the part of the holders thereof, cease to be outstanding, be cancelled and retired and cease to exist; and each holder of a certificate representing prior to the Effective Time any such shares of Company Common Stock shall thereafter cease to have any rights with respect to such shares of Company Common Stock, except the right to receive
 (i) the Merger Consideration, (ii) any dividends and other distributions in accordance with Sections 1.2(c) and 1.5(c) hereof and interest (or other) payments on the Notes in accordance with Section 1.5(c) hereof and (iii) any cash to be paid in lieu of any fractional share of Class B Stock or Notes (in denominations other than multiples of $1,000 (any such denominations being referred to herein as "Fractional Notes" or a "fraction of a Note")) in accordance with Section 1.5(d) hereof. As of the Effective Time, each Company OP Unit owned by the Company, Reckson, Reckson OP, Buyer or any wholly owned Subsidiary of the Company, Reckson, Reckson OP or Buyer immediately prior to the Effective Time shall automatically be converted into a limited partnership interest in Buyer Operating Partnership (a "Buyer OP Unit"). All Company OP Units converted into Merger Consideration shall, by virtue of the OP Merger and without any action on the part of the holders thereof, cease to be outstanding, be cancelled and retired and cease to exist; and each holder of such Company OP Units prior to the Effective Time shall thereafter cease to have any rights with respect to such Company OP Units, except the right to receive (i) the Merger Consideration, (ii) any dividends and other distributions in accordance with Sections 1.2(c) and 1.5(c) hereof and interest (or other) payments on the Notes in accordance with Section 1.5(c) hereof and (iii) any cash to be paid in lieu of any fractional share of Class B Stock or Fractional Notes in accordance with Section 1.5(d) hereof and in the case of Company OP Units owned by the Company, Reckson, Reckson OP, Buyer or any wholly owned Subsidiary of the Company, Reckson, Reckson OP or Buyer immediately prior to the Effective Time, the right to receive Buyer OP Units. Company OP Units not converted into Merger Consideration shall remain outstanding following the Effective Time.

           (c) Company Special Dividend. The Company has the right to declare and pay a dividend (the "Special Dividend") to its stockholders, the record date for which shall be the close of business on the last business day prior to the Closing. The Special Dividend shall be equal to the Company's most recent regular quarterly dividend rate, multiplied by the number of days elapsed since the last dividend record date through and including the Closing and divided by ninety-one (91); provided, however, that the Special Dividend shall be increased to the extent the Company reasonably determines that the amount provided in the preceding clause may not be sufficient for the Company to qualify as a REIT for its taxable year ended December 31, 1997, December 31, 1998 or its taxable year ended on the Closing Date; provided, further, that the Special Dividend shall be reduced to the extent that the Board of Directors of the Company determines to fund the Trust (as defined in Section 8.12 hereof) pursuant to Section 8.12 hereof. The Special Dividend shall be paid in the ordinary course of business consistent with past practices of the Company as to the manner and timing of payment. Concurrently with the Special Dividend, an equivalent distribution shall be made by the Company Operating Partnership.

           (d) None of this Agreement, any merger agreement related to the OP Merger, or any certificate of merger or similar instrument shall provide, or be deemed to provide, appraisal rights (contractual or otherwise) to holders of Company Common Stock or Company OP Units.

           SECTION 1.3    Share Election.

           (a) Each Person (as defined in Section 1.6 hereof) who, as of the Election Date referred to in subsection (c) below, is a record holder of shares of Company Common Stock or a record holder of Company OP Units, as the case may be, shall have the right to submit a Form of Election (as defined in Section 1.3(c) hereof) specifying the number of shares of Company Common Stock or Company OP Units, as the case may be, that such Person desires to be converted into the right to receive $23 in cash pursuant to the Cash Election or Company OP Cash Election, as applicable.

           (b) Prior to the mailing of the Joint Proxy Statement (as defined in Section 5.3(c) hereof), Buyer shall designate the Company's registrar or transfer agent, or such other bank, trust company, Person or Persons as shall be acceptable to the Company to act as exchange agent (the "Exchange Agent") for the payment of the Merger Consideration.

           (c) Buyer shall prepare and mail a form of election (which shall include a letter of transmittal), which form shall be subject to the reasonable approval of the Company (the "Form of Election"), with or at substantially the same time as the Joint Proxy Statement to the record holders of shares of Company Common Stock and the record holders of Company OP Units as of the record date for the Company Special Meeting, which Form of Election shall be used by each record holder of shares of Company Common Stock and each record holder of Company OP Units who wishes to elect to receive cash for any or all shares of Company Common Stock or Company OP Units, as the case may be, held, subject to the provisions of Section 1.4 hereof, by such holder and, in connection with such election, to surrender its certificates representing such Company Common Stock. The Form of Election shall specify that delivery shall be effected, and risk of loss and title to the Certificates (as defined in Section 1.5 hereof) shall pass, only upon proper delivery of the Certificates to the Exchange Agent and which shall be in the form and have such other provisions as Buyer and the Company may reasonably specify and instructions for making a Cash Election and for delivering shares of Company Common Stock in connection with such election. The Form of Election shall contain an undertaking by the holder of Company OP Units executing such Form of Election that such holder agrees not to sell, transfer or dispose of any Company OP Units without first notifying the Exchange Agent that such holder was revoking its election with respect thereto, it being understood that such revocation must comply with subsection (d) below. The Company shall use its reasonable best efforts to make the Form of Election and the Joint Proxy Statement available to all Persons who become holders of shares of Company Common Stock during the period between such record date and the Election Date. Any such holder's election to receive cash shall have been properly made only if the Exchange Agent shall have received at its designated office, by 5:00 p.m., New York City time on the business day (the "Election Date") next preceding the date of the Company Special Meeting, a Form of Election properly completed and signed (and not revoked) and accompanied by certificates for the shares of Company Common Stock to which such Form of Election relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of the Company (or by an appropriate guarantee of delivery of such certificates as set forth in such Form of Election from a firm which is a member of a registered national securities exchange or of the New York Stock Exchange (the "NYSE") or a commercial bank or trust company having an office or correspondent in the United States, provided such certificates are in fact delivered to the Exchange Agent within five NYSE trading days after the date of execution of such guarantee of delivery).

           (d) Any Form of Election may be revoked by the stockholder or unitholder submitting it to the Exchange Agent only by written notice received by the Exchange Agent prior to 5:00 p.m., New York City time on the Election Date. In addition, all Forms of Election shall automatically be revoked if the Exchange Agent is notified in writing by Buyer and the Company that the Merger has been abandoned. If a Form of Election is revoked, the certificate or certificates (or guarantees of delivery, as appropriate) for the share of Company Common Stock, if any, to which such Form of Election relates shall promptly be returned to the stockholder submitting the same to the Exchange Agent.

           (e) The determination of the Exchange Agent shall be binding as to whether or not elections have been properly made or revoked pursuant to this Section 1.3 with respect to shares of Company Common Stock and Company OP Units and when elections and revocations were received by it. If the Exchange Agent determines that any Cash Election was not properly made with respect to shares of Company Common Stock, then such shares of Company Common Stock shall be treated by the Exchange Agent at the Effective Time as Non-Electing Shares and such shares shall be exchanged in the Merger for shares of Class B Stock, or Class B Stock and Notes, as the case may be, pursuant to Section 1.2(a)(ii) hereof. If the Exchange Agent determines that any Company OP Cash Election was not properly made with respect to Company OP Units, then such Company OP Units shall be treated by the Exchange Agent at the Effective Time as Non-Electing Units, and such units shall be exchanged for shares of Class B Stock, or for Notes and Class B Stock, as the case may be, pursuant to 1.2(a)(iv) hereof. The Exchange Agent shall also make all computations as to the allocation and the proration contemplated by Section 1.4 hereof, and any such computation shall be conclusive and binding on the holders of shares of Company Common Stock and the holders of Company OP Units. The Exchange Agent may, with the mutual agreement of Buyer and the Company, make such rules as are consistent with this Section 1.3 for the implementation of the elections provided for herein as shall be necessary or desirable to effect such elections fully.

           SECTION 1.4    Proration.

           (a) Notwithstanding anything in this Agreement to the contrary, the minimum aggregate number of shares of Company Common Stock and number of Company OP Units which shall be converted at the Effective Time into shares of Class B Stock or Notes if the Share Issuance Approval is not obtained and into shares of Class B Stock if the Share Issuance Approval is obtained shall be equal to 13,973,024 plus 75% of the number of shares of Company Common Stock issued pursuant to outstanding Company Stock Options (as defined in Section 1.9 hereof) after the date of this Agreement (the "Class B Stock Number").

           (b) If the sum of (x) the number of Non-Electing Shares and (y) the number of Non-Electing Units (such sum, the "Non-Electing Securities") is less than or equal to the Class B Stock Number, then:

      (i) all Non-Electing Securities shall be converted into Notes and Class B Stock (if the Share Issuance Approval is not obtained), or Class B Stock (if the Share Issuance Approval is obtained), in accordance with the terms of Sections 1.2(a)(ii) and 1.2(a)(iv) hereof; and

      (ii) additional shares of Company Common Stock and Company OP Units, other than Non-Electing Securities, shall be converted into Notes and Class B Stock (if the Share Issuance Approval is not obtained), or Class B Stock (if the Share Issuance Approval is obtained), in accordance with the terms of Section 1.2(a) hereof in the following manner:

                (1) a proration factor (the "Cash Proration Factor") shall be determined by dividing (x) the difference between the Class B Stock Number and the Non-Electing Securities by (y) the sum of (A) the number of Cash Election Shares and (B) the number of Company OP Cash Election Units; and

                (2) the number of Cash Election Shares and Company OP Cash Election Units, in addition to Non-Electing Securities, to be converted into Class B Stock and Notes (if the Share Issuance Approval is not obtained) or Class B Stock (if the Share Issuance Approval is obtained) shall be determined by multiplying the Cash Proration Factor by the total number of Cash Election Shares and Company OP Cash Election Units; and

      (iii) shares of Company Common Stock and Company OP Units shall be converted into shares of Class B Stock and Notes (if the Share Issuance Approval is not obtained) or Class B Stock (if the Share Issuance Approval is obtained) in accordance with Section 1.4(b)(ii)(2) hereof on a consistent basis among stockholders and unitholders who held shares of Company Common Stock or Company OP Units, as the case may be, as to which they made the elections referred to in Sections 1.2(a)(i) and 1.2(a)(iii) hereof, pro rata based upon the number of shares of Company Common Stock and number of Company OP Units as to which such election was made. Holders of Company Common Stock who made a Cash Election pursuant to Section 1.2(a)(i) hereof and holders of Company OP Units who made a Company OP Cash Election in accordance with Section 1.2(a)(iii) hereof, but who receive Class B Stock and/or Notes in accordance with this Section 1.4(b), shall have the portion of their Merger Consideration received in cash reduced proportionately to account for the receipt of Class B Stock and/or Notes pursuant to this Section 1.4(b).

           (c) If the number of Non-Electing Securities exceeds the Class B Stock Number, then each Non-Electing Share and each Non-Electing Unit shall either (x) be converted into Notes and shares of Class B Stock (if the Share Issuance Approval is not obtained), or shares of Class B Stock (if the Share Issuance Approval is obtained), or (y) be converted into the right to receive cash in accordance with the terms of Section 1.2(a) hereof in the following manner:

                (i) A proration factor (the "Non-Cash Proration Factor") shall be determined by dividing the Class B Stock Number by the total number of Non-Electing Securities;

                (ii) The number of Non-Electing Shares and Non-Electing Units which are converted into Notes and Class B Stock (if the Share Issuance Approval is not obtained) or Class B Stock (if the Share Issuance Approval is obtained) shall be determined by multiplying the Non-Cash Proration Factor by the number of Non-Electing Securities;

                (iii) All Non-Electing Securities, other than those shares and units which are converted into Notes and Class B Stock (if the Share Issuance Approval is not obtained) or Class B Stock (if the Share Issuance Approval is obtained) in accordance with clause (ii) of this subsection (c), shall be converted into the right to receive cash on a consistent basis among stockholders and unitholders who did not make the elections referred to in Sections 1.2(a)(i) and 1.2(a)(iii) hereof, pro rata based upon the number of shares of Company Common Stock and number of Company OP Units as to which such election was not made. Holders of Company Common Stock who did not make a Cash Election pursuant to Section 1.2(a)(i) hereof and holders of Company OP Units who did not make a Company OP Cash Election in accordance with Section 1.2(a)(iii) hereof, but who receive cash in accordance with this Section 1.4(c), shall have the portion of their Merger Consideration received in Notes and Class B Stock (if the Share Issuance Approval is not obtained) or Class B Stock (if the Share Issuance Approval is obtained) reduced proportionately to account for the receipt of cash pursuant to this Section 1.4(c).

           SECTION 1.5    Exchange of Certificates.

           (a) At or promptly following the Effective Time, Buyer shall deposit, or cause to be deposited with the Exchange Agent for the benefit of holders of shares of Company Common Stock and Company OP Units, cash and certificates representing shares of Class B Stock or cash, Notes and certificates representing the shares of Class B Stock, as the case may be, constituting the Merger Consideration. For purposes of this Section 1.5, holders of Company OP Units shall be treated in the same manner as holders of shares of Company Common Stock, except as provided in the last sentence of Section 1.5(b) hereof.

           (b) As of or promptly after, and in any event not later than five business days following, the Effective Time, the Surviving Entity shall cause the Exchange Agent to mail (and to make available for collection by hand) to each holder of record of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the "Certificates"), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and which shall be in the form and have such other provisions as Buyer and the Company may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for (A) a certificate or certificates representing the number of full shares of Class B Stock and Notes, if any, into which all or a portion of the number of shares of Company Common Stock previously represented by such Certificate have been converted pursuant to this Agreement and (B) the amount of cash, if any, into which all or a portion of the number of shares of Company Common Stock previously represented by such Certificate shall have been converted pursuant to this Agreement (which instructions shall provide that at the election of the surrendering holder, Certificates may be surrendered, and the Merger Consideration in exchange therefor collected, by hand delivery). Upon surrender of a Certificate for cancellation to the Exchange Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration for each share of Company Common Stock formerly represented by such Certificate, to be mailed (or made available for collection by hand if so elected by the surrendering holder) within three business days of receipt thereof (or, in the case of any holders that surrender Certificates with a Form of Election prior to the calculation of the Cash Proration Factor and the Non-Cash Proration Factor, three business days after such calculation), and the Certificate so surrendered shall be forthwith cancelled. The Exchange Agent shall accept such Certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the Certificates on the Merger Consideration payable upon the surrender of the Certificates, or for the Merger Consideration deliverable to the holder of Company OP Units pursuant to the following sentence, except for interest accruing on the Notes in accordance with their terms. Immediately following delivery to the Exchange Agent of the Merger Consideration contemplated by Section 1.5(a) hereof, the Exchange Agent shall cause to be delivered to the holders of Company OP Units the Merger Consideration that they are entitled in accordance with this Article I.

           (c) No dividends or other distributions with respect to shares of Class B Stock or interest with respect to the Notes, as the case may be, with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Class B Stock and Notes represented thereby or to the holder of any Company OP Units by reason of the conversion of shares of Company Common Stock and Company OP Units pursuant to Sections 1.2(a), 1.3 and 1.4 hereof and no cash payment in lieu of fractional shares or Fractional Notes shall be paid to any such holder pursuant to Section 1.5(d) hereof until the surrender of such Certificate in accordance with this Article I or the delivery of the Merger Consideration to the holders of Company OP Units pursuant to the last sentence of Section 1.5(b). Subject to the effect of applicable laws, following surrender of any such Certificate or concurrently with such delivery, there shall be paid to the Person in whose name the shares of Class B Stock and Notes are registered (i) at the time of such surrender or delivery or as promptly after the sale of the Excess Shares or Excess Notes (as defined in Section 1.5(d) hereof) as practicable, the amount of any cash payable in lieu of fractional shares of Class B Stock or Fractional Notes to which such holder is entitled pursuant to Section 1.5(d) hereof and the amount of dividends or other distributions or interest with a record date after the Effective Time theretofore paid with respect to such Class B Stock or Notes issued upon conversion of Company Common Stock and Company OP Units, and (ii) at the appropriate payment date, the amount of dividends or other distributions or interest with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such Class B Stock or Notes.

           (d) Notwithstanding any other provision of this Agreement, no fraction of a share of Class B Stock or of a Note shall be issued in connection with the Merger, and such fractional interest shall not entitle the owner thereof to vote or to any rights as a security holder of Reckson. In lieu of any such fractional security, each holder of shares of Company Common Stock and Company OP Units otherwise entitled to a fraction of a share of Class B Stock or of a Note will be entitled to receive in accordance with the provisions of this Section 1.5 from the Exchange Agent, a cash payment representing such holder's proportionate interest in the net proceeds from the sale by the Exchange Agent on behalf of all such holders of the aggregate of the fractions of Class B Stock or Notes, as the case may be, which would otherwise be issued (respectively, the "Excess Shares" and the "Excess Notes"). The sale of the Excess Shares by the Exchange Agent shall be executed on the NYSE through one or more member firms of the NYSE and shall be executed in round lots to the extent practicable. The sale of the Excess Notes by the Exchange Agent shall be executed in the over-the-counter market. Until the net proceeds of such sale or sales have been distributed to the holders of shares of Company Common Stock and Company OP Units, the Exchange Agent will, subject to Section 1.5(e) hereof, hold such proceeds in trust for the holders of shares of Company Common Stock and Company OP Units. Buyer shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including the expenses and compensation of the Exchange Agent incurred in connection with such sale of the Excess Shares. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of shares of Company Common Stock and Company OP Units in lieu of any fractional Class B Stock or Fractional Notes, the Exchange Agent shall make available such amounts to such holders of shares of Company Common Stock and Company OP Units.

           (e) Any portion of the Merger Consideration deposited with the Exchange Agent pursuant to this Section 1.5 (the "Exchange Fund") which remains undistributed to the holders of the Certificates for one year after the Effective Time shall be delivered to Buyer, upon demand, and any holders of shares of Company Common Stock prior to the Merger who have not theretofore complied with this Article I shall (to the extent permitted by applicable law) thereafter look only to Buyer and only as general creditors thereof for payment of their claim for (i) cash, if any, (ii) shares of Class B Stock, if any, (iii) Notes, if any, (iv) any cash in lieu of fractional shares of Class B Stock and Fractional Notes and (v) any dividends or distributions with respect to shares of Class B Stock or interest with respect to Notes to which such holders may be entitled.

           (f) None of Buyer, Reckson, the Company or the Exchange Agent shall be liable to any Person in respect of shares of Class B Stock, Notes or cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificates shall not have been surrendered prior to one year after the Effective Time (or immediately prior to such earlier date on which (i) any cash, (ii) any cash in lieu of fractional shares of Class B Stock or Fractional Notes, (iii) any shares of Class B Stock or Notes or (iv) any dividends or distributions with respect to shares of Class B Stock or interest with respect to Notes in respect of which such Certificate would otherwise escheat to or become the property of any Governmental Entity (as defined in Section 3.3(b) hereof)), any such shares of Class B Stock, Notes, cash, dividends or distributions or interest in respect of such Certificate shall, to the extent permitted by applicable law, become the property of Buyer, free and clear of all claims or interest of any Person previously entitled thereto.

           (g) The Exchange Agent shall invest any cash included in the Exchange Fund, as directed by Buyer on a daily basis. Any interest and other income resulting from such investments shall be paid to Buyer. Nothing contained in this Section 1.5(g) shall relieve Buyer, Reckson or the Exchange Agent from making the payments required by this Article I to be made to the holders of shares of Company Common Stock and to holders of Company Stock Options.

           SECTION 1.6 Transfer Taxes; Withholding. If the Merger Consideration is to be paid to a Person other than a Person in whose name the Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the Certificate so surrendered in exchange therefor shall be properly endorsed and otherwise in proper form for transfer and that the Person requesting such exchange shall pay to the Exchange Agent any transfer or other Taxes (as defined hereafter) required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate so surrendered, or shall establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not applicable. "Person" means any natural person, firm, individual, corporation, limited liability company, partnership, association, joint venture, company, business trust, trust or any other entity or organization, whether incorporated or unincorporated, including a government or political subdivision or any agency or instrumentality thereof. For purposes of this Agreement, "Taxes" means all taxes, levies or other like assessments, charges or fees (including estimated taxes, charges and fees), including, without limitation, income, corporation, advance corporation, gross receipts, transfer, excise, property, sales, use, value-added, license, payroll, withholding, social security and franchise or other governmental taxes or charges, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof, and such term shall include any interest, penalties or additions to tax attributable to such taxes.

           SECTION 1.7 No Further Ownership Rights in Shares of Company Common Stock. The Merger Consideration delivered upon the surrender for exchange of any Certificate in accordance with the terms hereof or delivered in accordance with the last sentence of Section 1.5(b) hereof shall be deemed to have been delivered (and paid) in full satisfaction of all rights pertaining to the shares of Company Common Stock previously represented by such Certificate or pertaining to Company OP Units, as the case may be.

           SECTION 1.8 Closing of Transfer Books and Records. At the Effective Time, the stock transfer books of the Company and corresponding records of the Company Operating Partnership shall be closed, and no transfer of shares of Company Common Stock or of Company OP Units, as the case may be, shall thereafter be made. Subject to the last sentence of
 Section 1.5(f) hereof, if after the Effective Time Certificates are presented to the Surviving Entity or the Exchange Agent, they shall be cancelled and exchanged as provided in this Article I.

           SECTION 1.9 Stock Options. Each option to acquire shares of Company Common Stock ("Company Stock Option") set forth in Schedule 1.9 of the disclosure schedule of the Company attached hereto (the "Company Disclosure Schedule") that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall, effective as of the Effective Time, become fully exercisable and vested and each such Company Stock Option shall, subject to obtaining the required consent, if any, of each holder of Company Stock Options, be cancelled. In consideration of such cancellation, the Company shall, subject to reduction for required withholding taxes, pay to each such holder of Company Stock Options an amount in cash in respect thereof equal to the product of (1) the excess, if any, of $23 over the exercise price of such Common Stock Option and (2) the number of shares of Company Common Stock subject thereto. The Company's obligations to make such payment to any holder of Company Stock Options shall be subject to having received the required consent, if any, of such holder to the cancellation of such Options and the Company shall use its reasonable best effort to obtain such consents prior to the Effective Time.

           SECTION 1.10 Restricted Stock. All unvested shares of restricted stock of the Company, set forth in Schedule 1.10 of the Company Disclosure Schedule, shall, by virtue of this Agreement and without further action of the Company, Buyer or the holder of such restricted shares, to the extent required in the plan, agreement or instrument pursuant to which such restricted stock was granted, vest and become free of all restrictions immediately prior to the Effective Time and shall be converted into the Merger Consideration pursuant to Section 1.2 hereof.

           SECTION 1.11   [Intentionally Omitted]

           SECTION 1.12 Closing. Subject to the satisfaction or waiver of the conditions set forth in Article VI hereof, the closing of the Merger (the "Closing") will take place at 10:00 a.m., New York City time, on a date to be specified by the parties hereto, which shall be no later than the second business day after the satisfaction of the conditions set forth in Section 6.1 hereof, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, unless another time, date or place is agreed to in writing by the parties hereto (such date, the "Closing Date").


                                 ARTICLE 2

                            THE SURVIVING ENTITY

           SECTION 2.1 Certificate of Formation. The Certificate of Formation of Buyer shall be the certificate of formation of the Surviving Entity until thereafter amended in accordance with applicable law.

           SECTION 2.2 Operating Agreement. The operating agreement of Buyer in effect at the Effective Time shall be the operating agreement of the Surviving Entity until thereafter amended in accordance with applicable law, the certificate of formation of the Surviving Entity and the operating agreement of the Surviving Entity.

           SECTION 2.3 Members and Managers. From and after the Effective Time, the members and managers of Buyer at the Effective Time shall be the initial members and managers of the Surviving Entity, in each case until their respective successors are duly elected or appointed and qualified in accordance with applicable law.


                                 ARTICLE 3

               REPRESENTATIONS AND WARRANTIES OF THE COMPANY

           Except as otherwise provided in the letter referred to in Section 5.1(u) hereof, the Company represents and warrants to Buyer as follows:

           SECTION 3.1 Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland, and except as set forth in Schedule 3.1 of the Company Disclosure Schedule, has all corporate powers and all governmental licenses, authorizations, consents and approvals (collectively, "Licenses") required to carry on its business as now conducted except for failures to have any such License which would not, individually or in the aggregate, have a Material Adverse Effect (as defined hereafter). The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned, leased or operated by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where failures to be so qualified would not, in the aggregate, have a Material Adverse Effect. As used herein, the term "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), business, assets or results of operations of the Company and its Subsidiaries or Reckson and its Subsidiaries, as the case may be, in each case taken as a whole, that is not a result of a decline or deterioration in the economy in general or the real estate markets in which such entities operate. The Company has heretofore made available to Reckson, Reckson OP and Buyer (collectively, the "Buying Entities") complete and correct copies of its charter and the by-laws of the Company (the "Articles of Incorporation" and "Company By-laws," respectively) as currently in effect.

           SECTION 3.2 Corporate Authorization. The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to approval of the Company's stockholders as contemplated by Section 5.3 hereof, to perform its obligations hereunder. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly and validly authorized by the Board of Directors of the Company and, other than the approval and adoption of this Agreement by the requisite vote of the Company's stockholders, no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes, assuming due authorization, execution and delivery of this Agreement by each of the Buying Entities, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

           SECTION 3.3    Consents and Approvals; No Violations.

           (a) Except as set forth in Schedule 3.3(a) of the Company Disclosure Schedule and assuming the delivery and accuracy of the Representation Letter, neither the execution and delivery of this Agreement nor the performance by the Company of its obligations hereunder will
 (i) conflict with or result in any breach of any provision of the Articles of Incorporation or the Company By-laws; (ii) result in a breach or violation of, a default under, or the triggering of any payment or other material obligations pursuant to, or except as otherwise contemplated by Sections 1.9 and 1.10 hereof, accelerate vesting under, any of the Company stock option or other benefit plans, or any grant or award made under any of the foregoing; (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or obligation to repurchase, repay, redeem or acquire or any similar right or obligation) or result in the creation of any Lien (as defined in Section 3.5(b) hereof) upon any properties of the Company or any of its Subsidiaries (other than Company Permitted Liens) under any of the terms, conditions or provisions of, any note, mortgage, indenture, letter of credit, other evidence of indebtedness, franchise, permit, guarantee, license, lease or agreement or similar instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their assets may be bound or (iv) assuming that the filings, registrations, notifications, authorizations, consents and approvals referred to in subsection (b) below have been obtained or made, as the case may be, violate any order, injunction, decree, statute, rule or regulation of any Governmental Entity to which the Company or any of its Subsidiaries is subject, excluding from the foregoing clauses (ii), (iii) and (iv) such requirements, defaults, breaches, rights, violations or creations of such liens, security interests, charges or encumbrances (A) that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and would not reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder or (B) that become applicable as a result of the business or activities in which any of the Buying Entities or any of their respective affiliates is or proposes to be engaged or any acts or omissions by, or facts pertaining to, any of the Buying Entities.

           (b) Except as set forth in Schedule 3.3(b) of the Company Disclosure Schedule, no filing or registration with, notification to, or authorization, consent or approval of, any government or any agency, court, tribunal, commission, board bureau, department, political subdivision or other instrumentality of any government (including any regulatory or administrative agency), whether federal, state, multinational (including, but not limited to, the European Community), provincial, municipal, domestic or foreign (each, a "Governmental Entity"), is required in connection with the execution and delivery of this Agreement by the Company or the performance by the Company of its obligations hereunder, except
 (i) the filing of the Certificate of Merger in accordance with the DLLCA and the Articles of Merger in accordance with the MGCL and filings to maintain the good standing of the Surviving Entity; (ii) compliance with any applicable requirements of (A) the Securities Act of 1933 and the rules and regulations thereunder (the "Securities Act") and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act") and (B) the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (the "TIA"); (iii) compliance with any applicable requirements of state takeover laws; (iv) any Tax Returns (as defined in Section 4.10 hereof) that may be required in connection with the Merger and (v) such other consents, approvals, orders, authorizations, notifications, registrations, declarations and filings (A) the failure of which to be obtained or made would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and would not have a material adverse effect on the ability of the Company to perform its obligations hereunder or (B) that become applicable as a result of the business or activities in which any of the Buying Entities or any of their respective affiliates is or proposes to be engaged or any acts or omissions by, or facts pertaining to, any of the Buying Entities.

           (c) For purposes of this Agreement, "Company Permitted Liens" means (i) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and other similar Liens arising or incurred in the ordinary course of business for sums not yet due and payable and such Liens as are being contested by the Company in good faith, (ii) Liens arising or resulting from any action taken by any of the Buying Entities,
 (iii) matters that would be disclosed by an accurate survey or inspection of the Company Real Property (as defined hereafter), (iv) Liens for current Taxes not yet due or payable, (v) any covenants, conditions, restrictions, reservations, rights, Liens, easements, encumbrances, encroachments and other matters affecting title which are shown as exceptions on the Company's title insurance policies and/or title commitments or reports which have been made available to the Buying Entities, (vi) any other covenants, conditions, restrictions, reservations, rights, non-monetary Liens, easements, encumbrances, encroachments and other matters affecting title which do not individually or in the aggregate materially adversely affect the value or use of any of the Company Real Property as it is presently used, (vii) Company Space Leases (as defined hereafter) and
 (viii) matters set forth in Schedule 3.3(c) of the Company Disclosure Schedule and/or permitted pursuant to Sections 5.1(n), 5.1(r), 5.1(s) or
 5.4 hereof. "Company Leases" means the real property leases, subleases, licenses and use or occupancy agreements pursuant to which the Company or any of its Active Subsidiaries is the lessee, sublessee, licensee, user or occupant of Company Real Property, or interests therein. "Company Leased Real Property" means all interests in real property pursuant to the Company Leases. "Company Owned Real Property" means the real property owned in fee by the Company and its Subsidiaries necessary for the conduct of, or otherwise material to, the business of the Company and its Subsidiaries as it is currently conducted. "Company Real Property" means the Company Owned Real Property and the Company Leased Real Property. "Company Space Lease" means each lease or other right of occupancy affecting or relating to a property in which the Company or its Subsidiaries (or an entity in which it directly or indirectly has an interest) is the landlord, either pursuant to the terms of a lease agreement or as successor to any prior landlord.

           SECTION 3.4    Capitalization.

           (a) The authorized stock of the Company consists of 150,000,000 shares of Company Common Stock and 50,000,000 shares of preferred stock, par value $.01 per share, of the Company (the "Tower Preferred Stock"). As of October 31, 1998, there were (i) 16,958,355 shares of Company Common Stock, no shares of Tower Preferred Stock and
 (iii) 18,643,127 Company OP Units issued and outstanding. Except for the Company Preferred Stock, all shares of stock of the Company and all Company OP Units have been duly authorized and validly issued and are fully paid and nonassessable and are free of pre-emptive rights. As of October 31, 1998, there were (i) outstanding Company Stock Options in respect of 1,269,275 shares of Company Common Stock at an option price, in each case, equal to $26 per share, which Options were granted pursuant to the Company's 1997 Incentive Plan (the "1997 Plan") and an additional 338,846 shares of Company Common Stock available for future grants pursuant to the 1997 Plan through December 31, 1998, (ii) up to 200,000 shares of Company Common Stock authorized for possible issuance pursuant to the Company's 1997 Directors' Plan, (iii) no agreements with respect to stock bonuses for shares of Company Common Stock and (iv) 2,000,000 shares of Company Common Stock reserved for issuance upon exchange of Company OP Units.

           (b) Except (i) as set forth in this Section 3.4, (ii) for Company OP Units (which, subject to certain restrictions, may be exchanged by holders thereof for shares of Company Common Stock), (iii) as required under the Second Amendment and Restatement of Agreement of Limited Partnership of the Company Operating Partnership, as amended (the "Company Operating Partnership Agreement"), (iv) for changes since October 31, 1998 resulting from the exercise of Options outstanding on such date, (v) the Company Preferred Stock issued to Reckson in the Initial Sale and (vi) as set forth in Schedule 3.4 of the Company Disclosure Schedule, there are outstanding (A) no shares of stock or other voting securities or partnership interests of the Company, (B) no securities of the Company or any Subsidiary of the Company convertible into or exchangeable for shares of stock or voting securities or partnership interests of the Company and
 (C) no options or other rights to acquire from the Company, and no obligation of the Company to issue, any stock, voting securities or partnership interests or securities convertible into or exchangeable for stock or voting securities of the Company (the items in clauses (A), (B) and (C) being referred to collectively as the "Company Securities").
 Except (x) as required pursuant to rights of first refusal or rights of first offer, "buy-sell" provisions, anti-dilution provisions or pro-rata funding obligations set forth in the terms of any partnership or joint venture agreement governing any of the partnerships, joint ventures or business trusts in which the Company Operating Partnership owns an interest (collectively, the "Company Joint Ventures") existing on the date of this Agreement, a list of which is set forth in Schedule 3.4 of the Company Disclosure Schedule , (y) as set forth in Schedule 3.4 of the Company Disclosure Schedule and (z) as required under the Company Operating Partnership Agreement, there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities or any stock, voting securities or other ownership interests in any Subsidiary of the Company or make any material investment (in the form of a loan, contribution or otherwise) in any Person (other than a Subsidiary of the Company or a wholly owned Company Joint Venture).

           SECTION 3.5    Subsidiaries.

           (a) Each Subsidiary of the Company that is actively engaged in any business or owns any material assets (each, an "Active Subsidiary")
 (i) that is a corporation is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation,
 (ii) that is a partnership, limited liability company or trust is duly organized and validly existing under the laws of its jurisdiction of organization, (iii) except as set forth in Schedule 3.5(a) of the Company Disclosure Schedule, has all corporate power and authority to, and all governmental licenses, authorizations, consents and approvals required to, carry on its business as now conducted and (iv) is duly qualified or licensed to do business and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification or licensing necessary, except for failures of this representation and warranty to be true which would not, in the aggregate, have a Material Adverse Effect. For purposes of this Agreement, "Subsidiary" means with respect to any Person, any corporation, limited partnership or other entity of which such Person owns, directly or indirectly, more than 50% of the outstanding voting stock or other equity interests. All Subsidiaries and their respective jurisdictions of incorporation are identified in Schedule 3.5(a) of the Company Disclosure Schedule.

           (b) Except as set forth in Schedule 3.5(b) of the Company Disclosure Schedule, (i) all of the outstanding shares of stock of each Subsidiary of the Company that is a corporation are duly authorized, validly issued, fully paid and nonassessable, and such shares are owned by the Company or by a Subsidiary of the Company (other than directors' qualifying shares and nominal shares held by other Persons as may be required by local law) free and clear of any Liens or limitations on voting rights and (ii) all equity interests in each Subsidiary of the Company that is a partnership, joint venture, limited liability company or trust are owned by the Company or by a Subsidiary of the Company, free and clear of any Liens or limitations on voting rights; provided that no representation is made as to any shares of stock or other equity interests owned by any Persons other than the Company. Except as set forth in Schedule 3.5(b) of the Company Disclosure Schedule, there are no subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character relating to the issuance, transfer, sale, delivery, voting or redemption (including any rights of conversion or exchange under any outstanding security or other instrument) for, any of the stock or other equity interests of any of such Subsidiaries. Except as set forth in Schedule 3.5(b) of the Company Disclosure Schedule, there are no agreements requiring the Company or any of its Subsidiaries to make contributions to the capital of, or lend or advance funds to, any Subsidiaries of the Company. For purposes of this Agreement, "Lien" means, with respect to any asset, any mortgage, deed of trust, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

           (c) Except for interests in the Subsidiaries and except as set forth in Schedule 3.5(c) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or entity (other than investments in short-term investment securities).

           SECTION 3.6 SEC Documents. The Company has timely filed all required reports, proxy statements, forms and other documents with the Securities and Exchange Commission (the "SEC") since October 16, 1997 (the "Company SEC Documents"). As of their respective dates, and giving effect to any amendments thereto, (i) the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the SEC promulgated thereunder and (ii) none of the Company SEC Documents (except as to the financial statements contained therein, which are dealt with in Section 3.7 hereof) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

           SECTION 3.7 Financial Statements. The financial statements of the Company (including, in each case, any notes and schedules thereto) included in the Company SEC Documents (a) comply as to form in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (b) are in conformity with generally accepted accounting principles ("GAAP"), applied on a consistent basis (except in the case of unaudited statements, as permitted by Form 10-Q as filed with the SEC under the Exchange Act) during the periods involved (except as may be indicated in the related notes and schedules thereto) and (c) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

           SECTION 3.8    [Intentionally Omitted]

           SECTION 3.9 Joint Proxy Statement; Form S-4 Registration Statement; Other Information. None of the information with respect to the Company or its Subsidiaries to be included in the Joint Proxy Statement or any amendments thereof or supplements thereto or the Form S-4 Registration Statement (as defined in Section 5.17 hereof) will, in the case of the Joint Proxy Statement or any amendments thereof or supplements thereto, at the time of the mailing of the Joint Proxy Statement or such amendments or supplements thereto, and at the time of the Company Special Meeting and, if different, the Reckson Special Meeting, or, in the case of the Form S-4 Registration Statement, at the time it becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by the Company with respect to information related to any of the Buying Entities or any of their respective affiliates included in the Joint Proxy Statement or the Form S-4 Registration Statement, as the case may be. The Joint Proxy Statement and the Form S-4 Registration Statement will each comply as to form in all material respects with the provisions of the Exchange Act and the Securities Act, respectively, and the rules and regulations promulgated under each of such statutes.

           SECTION 3.10 Absence of Material Adverse Changes, etc. Except as disclosed in the Company SEC Documents filed by the Company and as set forth in Schedule 3.10 of the Company Disclosure Schedule, (i) since September 30, 1998, the Company and its Subsidiaries have conducted their business in the ordinary course of business consistent with past practice and there has not been a Material Adverse Effect and (ii) since September 30, 1998, there has not been:

           (a) any declaration, setting aside or payment of any dividend or other distribution (other than regular quarterly dividends or regular distributions pursuant to the Company Operating Partnership Agreement (or as necessary to maintain REIT status)) with respect to the shares of Company Common Stock or the Company OP Units, or any repurchase, redemption or other acquisition by the Company or any Subsidiary of the Company of (x) any outstanding shares of stock or other equity securities of, or other ownership interests in, the Company or (y) the Company OP Units;

           (b) any amendment of any material term of any outstanding security issued by the Company or any Subsidiary of the Company;

           (c) any incurrence, assumption or guarantee by the Company or any Subsidiary of the Company of any indebtedness for borrowed money other than in the ordinary course of business which, in any event, does not exceed $301,960,000 in the aggregate outstanding as of the date of this Agreement and, of which, no more than $8,000,000 represents an increase in aggregate outstanding indebtedness as of the date of this Agreement from that owed or guaranteed by the Company on September 30, 1998;

           (d) any creation or assumption by the Company or any Subsidiary of the Company of any Lien on any asset other than in the ordinary course of business and other than Liens which, in the aggregate, do not have and could not reasonably be expected to have a Material Adverse Effect;

           (e) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company or any Subsidiary of the Company which has had a Material Adverse Effect;

           (f) any change in any method of accounting or accounting practice by the Company or any Subsidiary of the Company, except for any such change required by reason of a change in GAAP;

           (g) except as a result of increases permitted by clause (iv) below, any (i) grant of any severance or termination pay to any director, officer or employee of the Company or any Subsidiary of the Company, (ii) employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company or any Subsidiary of the Company entered into,
 (iii) increase in benefits payable under any existing severance or termination pay policies or employment agreements or (iv) increase in compensation, bonus or other benefits payable to directors, officers or employees of the Company or any Subsidiary of the Company, in each case, other than in the ordinary course of business, including year-end bonuses and salary adjustments to the extent set forth in Schedule 5.1(q) of the Company Disclosure Schedule;

           (h) any commitment or contractual obligation relating to any capital expenditure (each, a "Commitment") entered into by the Company or any of its Subsidiaries, other than immaterial Commitments in the ordinary course of business; or

           (i) any authorization of, or commitment or agreement to take any of, the foregoing actions except as otherwise permitted by this Agreement.

           SECTION 3.11   Taxes.

           (a) The Company has exercised ordinary business care and prudence (within the meaning of Treasury Regulation section 1.856-7(c)) in attempting to satisfy the requirements of sections 856(c)(2) and (3) of the Code to the date hereof, and will continue to exercise such ordinary business care and prudence, to meet the requirements of sections 856(c)(2) and (3) of the Code, and if there is any failure of the Company to meet the requirements of sections 856(c)(2) or (3) of the Code, or of both such sections, all such failures would be with reasonable cause and none would be the result of willful neglect (within the meaning of section 856(c)(6)(C) of the Code).

           (b) Any incorrect information that is included by the Company in the schedule referred to in clause (ii) of the last paragraph of Section
 5.1 hereof will not be due to fraud with intent to evade Tax.

           (c) The Company has delivered to Reckson copies of the federal and state income tax returns of the Company for its taxable year ending December 31, 1997 and, if previously filed, its taxable year ending December 31, 1998, all of which were timely filed with the applicable taxing authority. Such copies are complete copies of such tax returns as filed.

           (d) The Company has elected to be taxed as a REIT within the meaning of the Code for its taxable year ending December 31, 1997, and has not revoked such election.

           (e) As of the date of this Agreement, the Company and its Subsidiaries have not received any written notices of deficiency or assessment from any taxing authority with respect to Taxes of the Company or its Subsidiaries for any amount of Taxes that would be material to any of the Company or its Subsidiaries individually or in the aggregate that have not been fully paid or finally settled or are being contested in good faith.

           SECTION 3.12 Material Contracts. As of the date of this Agreement, (i) except as set forth in Schedule 3.12 of the Company Disclosure Schedule and except for the Revolving Credit Agreement referred to in clause (ii) below, neither the Company nor any of its Subsidiaries is in default (nor with notice or lapse of time or both would the Company or any of its Subsidiaries be in default) under any contract or agreement, commitment and instrument which is required to be filed as an exhibit to the Company SEC Documents except for such defaults which, if not cured, would not in the aggregate reasonably be expected to have a Material Adverse Effect and (ii) assuming that Reckson has paid the purchase price payable under the Stock Purchase Agreement and that the Company applies the proceeds from the Initial Sale as provided in the Stock Purchase Agreement, there is not currently in existence any Default (as such term is defined in the Revolving Credit Agreement, dated as of October 20, 1997, among the Company Operating Partnership, Merrill Lynch and the Banks named therein).

           SECTION 3.13   [Intentionally Omitted]

           SECTION 3.14   [Intentionally Omitted]

           SECTION 3.15   [Intentionally Omitted]

           SECTION 3.16   [Intentionally Omitted]

           SECTION 3.17   [Intentionally Omitted]

           SECTION 3.18 Finders' Fees. Except for Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), there is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, the Company or any Subsidiary of the Company that would be entitled to any fee or commission from the Company, any Subsidiary of the Company, any Buying Entity or any affiliate of any of the Buying Entities upon consummation of the Transactions.

           SECTION 3.19   Opinion of Financial Advisors.   The Company has
 received the opinion or advice of Merrill Lynch to the effect that, as of such date, the consideration to be received by holders of shares of Company Common Stock (other than any Buying Entity or any affiliate of any of the Buying Entities) pursuant to the Merger is fair from a financial point of view to such holders. A copy of the written opinion of Merrill Lynch will be delivered to Reckson as soon as practicable after the date of this Agreement.

           SECTION 3.20 Board Recommendation. The Board of Directors of the Company, at a meeting duly called and held, has (a) determined that this Agreement and the Transactions, taken together, are advisable, fair to and in the best interests of the stockholders of the Company; (b) taken all actions necessary on the part of the Company to render the restrictions on business combinations contained in Section 3-602 of the MGCL inapplicable to this Agreement and the Merger; and (c) resolved to recommend that the stockholders of the Company approve this Agreement and the Transactions.

           SECTION 3.21   Vote Required; No Appraisal Rights.

           (a) The affirmative vote of a majority of all of the votes of Company Common Stock entitled to be cast is the only vote of the holders of any class or series of the Company's stock necessary or required under this Agreement or under applicable law to approve the Merger, this Agreement and the Transactions.

           (b) No holder of Company Common Stock or Company OP Units is entitled to dissenters' rights, appraisal rights or similar rights to "fair value" in connection with the Merger or the OP Merger, whether under the MGCL, the DLLCA, or otherwise.

           SECTION 3.22   [Intentionally Omitted]

           SECTION 3.23 Investment Company Act of 1940. Neither the Company nor any of its Subsidiaries is, or at the Effective Time will be, required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

           SECTION 3.24 Hart-Scott-Rodino Antitrust Improvements Act of 1976. For purposes of determining compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Company confirms that the conduct of its business consists solely of investing in, owning and operating real estate for the benefit of its stockholders.

           SECTION 3.25 State Takeover Statutes. The Company has taken all action necessary to exempt the transactions contemplated by this Agreement from the operation of any applicable "fair price," "moratorium," "control share acquisition" or any other applicable anti-takeover statute enacted under the state or federal laws of the United States or similar statute or regulation.


                                 ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF RECKSON,
                            RECKSON OP AND BUYER

           Each of Reckson, Reckson OP and Buyer, jointly and severally, represents and warrants to the Company as follows:

           SECTION 4.1 Corporate Existence and Power. Reckson is a corporation, Buyer is a limited liability company and Reckson OP is a limited partnership and each is duly organized, validly existing and in good standing under the laws of the state of Maryland, as to Reckson, and Delaware, as to Buyer and Reckson OP, and has all power and authority and Licenses to carry on its business as now conducted except for failures to have any such License which would not, individually or in the aggregate, have a Material Adverse Effect. Buyer is a direct or indirect Subsidiary of Reckson. Each of Reckson, Buyer and Reckson OP has heretofore delivered to the Company complete and correct copies of its governing documents or other organizational documents of like import, as currently in effect.

           SECTION 4.2 Authorization. Each of Reckson, Reckson OP and Buyer has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, as the general partner of Reckson OP, to adopt the Resolution. Reckson OP has the requisite power and authority to execute and deliver the Notes and the Indenture and to perform its obligations thereunder. Reckson has the requisite power and authority to execute, deliver and perform the Guarantees. The execution and delivery of this Agreement, and the performance of their obligations hereunder have been duly and validly authorized by all requisite action by Reckson, Reckson OP and Buyer, the execution and delivery of the Notes and the Indenture and the performance of its obligations thereunder have been duly and validly authorized by all requisite action by Reckson OP, the execution and delivery of the Guarantees and the performance of its obligations thereunder have been (and the Resolution will, prior to the filing with the SEC of the Form S-4 Registration Statement and the filing of the preliminary Joint Proxy Statement, be) duly and validly authorized by all requisite action by Reckson, and no other corporate, limited liability company or partnership proceedings on the part of (and no approval of any stockholders or partners of) Reckson, Reckson OP or any other Subsidiary of Reckson are necessary to authorize the execution, delivery and performance of this Agreement, the Notes, the Guarantees and the Indenture; provided, however, the Share Issuance is subject to the approval of the stockholders of Reckson in accordance with Section 4.22 hereof. This Agreement has been duly executed and delivered by Reckson, Reckson OP and Buyer. The Notes, the Guarantees and the Indenture, assuming that the Share Issuance Approval is not obtained, will prior to the Effective Time be duly executed and delivered by Reckson OP. This Agreement constitutes, and the Indenture and Notes when executed and delivered by Reckson OP (and, in the case of the Notes and Guarantees, when authenticated by the trustee under the Indenture), and the Guarantees when executed by Reckson, will constitute (assuming due authorization, execution and delivery of this Agreement by the Company), valid and binding obligations of Reckson, Reckson OP and Buyer (in the case of this Agreement) and of Reckson OP (in the case of the Notes and the Indenture) and Reckson (in the case of the Guarantees) enforceable against such respective companies in accordance with their terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. The Notes, Indenture and Guarantees when executed, delivered and authenticated as aforesaid will reflect and, in the case of the Notes and Guarantees, be subject to the terms of the Resolution.

           SECTION 4.3    Consents and Approvals; No Violations.

           (a) Except as set forth in Schedule 4.3(a) of the disclosure schedule of Reckson, Reckson OP and Buyer attached hereto (the "Reckson Disclosure Schedule"), neither the execution and delivery of this Agreement, the Indenture, the Notes and the Guarantees, nor the performance by each of Reckson, Buyer and Reckson OP of their obligations hereunder and thereunder, including the adoption of the Resolution, will (i) conflict with or result in any breach of any provision of the articles of incorporation, by-laws or similar constituent documents of each of Reckson, Buyer and Reckson OP or (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or obligation to repurchase, repay, redeem or acquire or any similar right or obligation) under any of the terms, conditions or provisions of, any note, mortgage, letter of credit, other evidence of indebtedness, guarantee, license, lease or agreement or similar instrument or obligation to which Reckson or any of its Subsidiaries, including Reckson OP, is a party or by which any of them or any of their assets may be bound or (iii) assuming that the filings, registrations, notifications, authorizations, consents and approvals referred to in subsection (b) below have been obtained or made, as the case may be, violate any order, injunction, decree, statute, rule or regulation of any Governmental Entity to which Reckson, Buyer or any of their Subsidiaries, including Reckson OP, is subject, excluding from the foregoing clauses (ii) and (iii) such requirements, defaults, breaches, rights or violations (A) that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and would not reasonably be expected to have a material adverse effect on the ability of Reckson, Reckson OP or Buyer to perform their obligations hereunder or under the Notes or the Indenture or (B) that become applicable as a result of the business or activities in which the Company or any of its affiliates is or proposes to be engaged or any acts or omissions by, or facts pertaining to, the Company.

           (b) Except as set forth in Schedule 4.3(b) of the Reckson Disclosure Schedule, no filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity is required in connection with the execution and delivery of this Agreement by Reckson, Reckson OP or Buyer or of the Notes, the Guarantees and the Indenture by Reckson OP or the performance by Reckson, Reckson OP or Buyer of their obligations hereunder, including the adoption of the Resolution, or by Reckson OP of its obligations under the Notes and the Indenture, except
 (i) the filing of the Certificate of Merger in accordance with the DLLCA and the Articles of Merger in accordance with the MGCL and filings to maintain the good standing of the Surviving Entity; (ii) compliance with any applicable requirements of (A) the Securities Act, the Exchange Act and the TIA; (iii) compliance with any applicable requirements of state takeover laws; (iv) any Tax Returns that may be required in connection with the Merger and (v) such other consents, approvals, orders, authorizations, notifications, registrations, declarations and filings (A) the failure of which to be obtained or made would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and would not have a material adverse effect on the ability of Reckson or Buyer to perform its obligations hereunder or (B) that become applicable as a result of the business or activities in which the Company or any of its affiliates is or proposes to be engaged or any acts or omissions by, or facts pertaining to, the Company.

           SECTION 4.4 Capitalization. The authorized stock of Reckson consists of 100,000,000 shares of Reckson Common Stock and 25,000,000 shares of preferred stock, par value $.01 per share, of Reckson (the "Reckson Preferred Stock"). As of December 3, 1998, there were (i) 40,035,419 shares of Reckson Common Stock and (ii) 9,192,000 shares of Reckson Preferred Stock issued and outstanding. All shares of capital stock of Reckson and all general and limited partnership interests in Reckson OP have been duly authorized and validly issued and are fully paid and, except with respect to the general partnership interest in Reckson OP, nonassessable. As of December 3, 1998, there were outstanding Options in respect of 4,733,144 shares of Reckson Common Stock at option prices ranging from $12.041 to $27.041 per share. Upon conversion of all existing units of limited partnership interest in the Reckson OP, there would be 47,800,047 (49,166,985 shares including the conversion of convertible preferred units) shares of Reckson Common Stock outstanding. Except as set forth in Schedule 4.4 of the Reckson Disclosure Schedule, there are outstanding (A) no shares of stock or other voting securities or partnership interests of Reckson or Reckson OP, (B) no securities of Reckson or any Subsidiary of Reckson convertible into or exchangeable for shares of stock or voting securities or partnership interests of Reckson or Reckson OP and (C) no options or other rights to acquire from Reckson or any Subsidiary of Reckson, and no obligation of Reckson or Reckson OP to issue, any stock, voting securities or partnership interests or securities convertible into or exchangeable for stock or voting securities or partnership interests of Reckson or Reckson OP.

           SECTION 4.5 SEC Documents. Reckson has timely filed all required reports, proxy statements, forms and other documents required to be filed by it with the SEC since January 1, 1997 (collectively, the "Reckson SEC Documents"). As of their respective dates, and giving effect to any amendments thereto, (a) the Reckson SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the SEC promulgated thereunder and (b) none of the Reckson SEC Documents (except as to the financial statements contained therein, which are dealt with in Section 4.6 hereof) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

           SECTION 4.6 Financial Statements. The financial statements of Reckson (including, in each case, any notes and schedules thereto) included in the Reckson SEC Documents (a) comply as to form in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (b) are in conformity with GAAP, applied on a consistent basis (except in the case of unaudited statements, as permitted by Form 10-Q as filed with the SEC under the Exchange Act) during the periods involved (except as may be indicated in the related notes and schedules thereto) and (c) fairly present, in all material respects, the consolidated financial position of Reckson and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

           SECTION 4.7    [Intentionally Omitted]

           SECTION 4.8 Joint Proxy Statement; Form S-4 Registration Statement; Other Information. None of the information with respect to Reckson or its Subsidiaries supplied by Reckson in writing specifically for inclusion in the Joint Proxy Statement or any amendments thereof or supplements thereto or in the Form S-4 Registration Statement will, in the case of the Joint Proxy Statement or any amendments thereof or supplements thereto, at the time of the mailing of the Joint Proxy Statement or any amendments or supplements thereto and at the time of the Company Special Meeting and, if different, the Reckson Special Meeting, or, in the case of the Form S-4 Registration Statement, at the time it becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by Reckson with respect to information related to the Company or any affiliate of the Company included in the Joint Proxy Statement or the Form S-4 Registration Statement, as the case may be. The Joint Proxy Statement and the Form S-4 Registration Statement will each comply as to form in all material respects with the provisions of the Exchange Act and the Securities Act, respectively, and the rules and regulations promulgated under each of such statutes.

           SECTION 4.9 Absence of Material Adverse Changes, etc. Except as disclosed in the Reckson SEC Documents filed by Reckson and as set forth in Schedule 4.9 of the Reckson Disclosure Schedule, since September 30, 1998, Reckson and its Subsidiaries have conducted their business in the ordinary course of business and there has not been a Material Adverse Effect.

           SECTION 4.10   Taxes.

           (a) Except as set forth in Schedule 4.10 of the Reckson Disclosure Schedule, (i) all Tax Returns required to be filed by or with respect to Taxes of Reckson and its Subsidiaries have been filed in a timely manner (taking into account all lawful extensions of due dates), other than those Tax Returns as to which the failure to file would not reasonably be expected to have a Material Adverse Effect and all such Tax Returns are true, complete and correct in all material respects, (ii) all Taxes due and payable have been paid or adequate provision in accordance with GAAP with respect to the matters covered by such Tax Returns has been made for the payment therefor, (iii) Reckson and its Subsidiaries have not received any written notice of deficiency or assessment from any taxing authority with respect to liabilities for material Taxes of Reckson or its Subsidiaries that have not been fully paid, finally settled or contested in good faith and (iv) there are no Liens with respect to Taxes upon any of the properties or assets of Reckson or its Subsidiaries other than Liens for Taxes not yet due or payable or that are being contested in good faith and other than Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, "Tax Return" means any report, return, statement or other written information required to be supplied to a taxing authority in connection with Taxes.

           (b) Reckson (i) for all taxable years commencing with its taxable year ending December 31, 1996 has been subject to taxation as a REIT within the meaning of the Code and its proposed method of operation, taking into account the Merger and assuming the accuracy of the opinion of Battle Fowler L.L.P. referred to in Section 6.3(d) hereof, will enable it to continue to qualify as a REIT for each taxable year ending after the Closing and (ii) has not taken or omitted to take any action which would result in a successful challenge to its status as a REIT.

           SECTION 4.11   Compliance with Laws. Except as set forth in
 Schedule 4.11 of the Reckson Disclosure Schedule, Reckson and its Subsidiaries are in compliance with all applicable laws, ordinances, rules and regulations of any Governmental Entity applicable to their respective businesses and operations, except for such violations, if any, which, in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All governmental approvals, permits and licenses (collectively, "Permits") required to conduct the business of Reckson and its Subsidiaries have been obtained, are in full force and effect and are being complied with except for such violations and failures to have Permits in full force and effect, if any, which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

           SECTION 4.12   Environmental Matters.

                (a) (i) "Cleanup" means all actions required to: (A) cleanup, remove, treat or remediate Hazardous Materials (as defined hereafter) in the indoor or outdoor environment; (B) prevent the Release (as defined hereafter) of Hazardous Materials so that they do not migrate, endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (C) perform pre-remedial studies and investigations and post-remedial monitoring and care; or
      (D) respond to any government requests for information or documents in any way relating to cleanup, removal, treatment or remediation or potential cleanup, removal, treatment or remediation of Hazardous Materials in the indoor or outdoor environment.

                (ii) "Environmental Claim" means any claim, action, cause of action, investigation or written notice by any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, Cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (A) the presence or Release of any Hazardous Materials at any location, whether or not owned or operated by the Company or any of its Subsidiaries or (B) circumstances forming the basis of any violation of any Environmental Law (as defined hereafter).

                (iii) "Environmental Laws" means all federal, state, local and foreign laws and regulations relating to pollution or protection of the environment, including, without limitation, laws relating to Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, transport or handling of Hazardous Materials.

                (iv) "Hazardous Materials" means all substances defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R.
      section 300.5, or defined as such by, or regulated as such under, any Environmental Law.

                (v) "Release" means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the environment (including, without limitation, ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or property.

           (b) (i) Except as set forth in Schedule 4.12(b)(i) of the Reckson Disclosure Schedule, to the knowledge of Reckson, Reckson and its Subsidiaries are in compliance with all applicable Environmental Laws (which compliance includes, but is not limited to, the possession by Reckson and its Subsidiaries of all permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof), except where failures to be in compliance would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 4.12(b)(i) of the Reckson Disclosure Schedule, since January 1, 1996 and prior to the date of this Agreement, neither Reckson nor any of its Subsidiaries has received any communication (written or oral), whether from a Governmental Entity, citizens' group, employee or otherwise, alleging that Reckson or any of its Subsidiaries is not in such compliance, except where failures to be in compliance would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

           (ii) Except as set forth in Schedule 4.12(b)(ii) of the Reckson Disclosure Schedule, there is no Environmental Claim pending or, to the knowledge of Reckson, threatened against Reckson or any of its Subsidiaries or, to the knowledge of Reckson, against any Person whose liability for any Environmental Claim Reckson or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of law that would reasonably be expected to have a Material Adverse Effect.

           (iii) Except as set forth in Schedule 4.12(b)(iii) of the Reckson Disclosure Schedule, there are no present or, to the knowledge of Reckson, past, actions, activities, circumstances, conditions, events or incidents, including, without limitation, the Release or presence of any Hazardous Material that could form the basis of any Environmental Claim against Reckson or any of its Subsidiaries or, to the knowledge of Reckson, against any Person whose liability for any Environmental Claim Reckson or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of law that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

           SECTION 4.13   Real Property.

           (a) For purposes of this Agreement, "Reckson Permitted Liens" means (i) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and other similar Liens arising or incurred in the ordinary course of business for sums not yet due and payable and such Liens as are being contested by Reckson in good faith, (ii) Liens arising or resulting from any action taken by the Company, (iii) matters that would be disclosed by an accurate survey or inspection of the Reckson Real Property,
 (iv) Liens for current Taxes not yet due or payable, (v) any covenants, conditions, restrictions, reservations, rights, Liens, easements, encumbrances, encroachments and other matters affecting title which are shown as exceptions on Reckson's title insurance policies and/or title commitments or reports which have been made available to the Company,
 (vi) any other covenants, conditions, restrictions, reservations, rights, non-monetary Liens, easements, encumbrances, encroachments and other matters affecting title which would not individually or in the aggregate, be reasonably expected to have a Material Adverse Effect and (vii) matters set forth in Schedule 4.13(a) of the Reckson Disclosure Schedule. "Reckson Leases" means the real property leases, subleases, licenses and use or occupancy agreements pursuant to which Reckson or any of its Active Subsidiaries is the lessee, sublessee, licensee, user or occupant of real property other than Reckson Owned Real Property, or interests therein necessary for the conduct of, or otherwise material to, the business of Reckson and its Subsidiaries as it is currently conducted. "Reckson Leased Real Property" means all interests in real property pursuant to the Reckson Leases. "Reckson Owned Real Property" means the real property owned in fee by Reckson and its Subsidiaries necessary for the conduct of, or otherwise material to, the business of Reckson and its Subsidiaries as it is currently conducted. "Reckson Real Property" means Reckson Owned Real Property and Reckson Leased Real Property.

           (b) Schedule 4.13(b) of the Reckson Disclosure Schedule contains a complete and correct list of all Reckson Owned Real Property setting forth information sufficient to identify specifically such Reckson Owned Real Property. Reckson and its Subsidiaries have good, valid and insurable (at commercially reasonable rates) title to the Reckson Owned Real Property, free and clear of any Liens other than Reckson Permitted Liens.

           (c) Schedule 4.13(c) of the Reckson Disclosure Schedule contains a complete and correct list of all the Reckson Leased Real Property and Reckson Leases. Except for such exceptions as would not, in the aggregate, have a Material Adverse Effect (i) each Reckson Lease is valid and binding upon Reckson and its Subsidiaries and in full force and effect and grants the lessee under the Lease the exclusive right to use and occupy the premises and (ii) either Reckson or its Subsidiaries has good and valid title to the leasehold estate or other interest created under the Reckson Leases. To the knowledge of Reckson, no non-monetary defaults exist under the Reckson Leases which, individually or in the aggregate, would have a Material Adverse Effect.

           (d) The use and operation of the Reckson Real Property in the conduct of the business of Reckson and its Subsidiaries does not violate any instrument of record or agreement affecting the Reckson Real Property, except for such violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

           (e) To the best knowledge of Reckson, valid policies of title insurance have been issued insuring the applicable Reckson's or its Subsidiary's fee simple title to the Reckson Owned Real Property owned by it, subject only to Reckson Permitted Liens, except where the failure of such policies to be in full force and effect would not reasonably be expected, in the aggregate, to have a Material Adverse Effect. To the best knowledge of Reckson, such policies are, at the date hereof, in full force and effect, except where the failure to have such valid policies of title insurance would not reasonably be expected, in the aggregate, to have a Material Adverse Effect. To the best knowledge of Reckson, no material claim has been made against any such policy.

           (f) Except as provided in Schedule 4.13(f) of the Reckson Disclosure Schedule, Reckson and its Subsidiaries have no knowledge (i) that any certificate, permit or license from any Governmental Entity having jurisdiction over any of the Reckson Real Property or any agreement, easement or other right which is necessary to permit the lawful use and operation of the buildings and improvements on any of the Reckson Real Property or which is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of the Reckson Real Property has not been obtained and is not in full force and effect, or of any pending threat of modification or cancellation of any of same which would have a Material Adverse Effect, (ii) of any written notice of any violation of any federal, state or municipal law, ordinance, order, regulation or requirement having a Material Adverse Effect issued by any Governmental Entity, (iii) of any structural defects relating to any Reckson Real Property which would have a Material Adverse Effect, (iv) of any Reckson Real Property whose building systems are not in working order so as to have a Material Adverse Effect, or (v) of any physical damage to any Reckson Real Property which would have a Material Adverse Effect for which there is no insurance in effect covering the cost of the restoration.

           (g) Neither Reckson nor any of its Subsidiaries has received any written or published notice that is required to be disclosed in the Reckson SEC Documents and is not disclosed therein to the effect that (i) any condemnation proceedings are pending or threatened with respect to any Reckson Real Property or (ii) any zoning, building or similar law, code, ordinance, order or regulation is or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any Reckson Real Property or by the continued maintenance, operation or use of the parking areas, except for such notices that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

           (h) The rent roll set forth in Schedule 4.13(h) of the Reckson Disclosure Schedule (the "Reckson Rent Roll") lists each Reckson Space Lease (including the square footage of the leased premises (if set forth in the subject Reckson Space Lease)) in effect as of the date hereof.
 "Reckson Space Lease" means each lease or other right of occupancy affecting or relating to a property in which Reckson or its Subsidiaries (or an entity in which it directly or indirectly has an interest) is the landlord, either pursuant to the terms of a lease agreement or as successor to any prior landlord. Except for discrepancies that, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, all information set forth in Reckson Rent Roll is true, correct and complete as of the date of this Agreement.

           (i) No default exists by Reckson or its Subsidiaries under any Reckson Space Lease, except for such defaults as would, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 4.13(i) of the Reckson Disclosure Schedule, to Reckson's knowledge, no tenant is in material default, and no condition or event exists which with the giving of notice or the passage of time, or both would constitute a material default by any tenant under any Reckson Space Lease, except for such defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

           SECTION 4.14 Litigation. Except as set forth in either Reckson SEC Documents or in Schedule 4.14 of the Reckson Disclosure Schedule or otherwise fully covered by insurance, there is no action, suit or proceeding pending against, or to the knowledge of Reckson threatened against, Reckson or any Subsidiary of Reckson or any of their respective properties before any court or arbitrator or any Governmental Entity which
 (i) is pending on the date of this Agreement and seeks to prevent or delay the Transactions or challenges any of the terms or provisions of this Agreement or seeks material damages in connection therewith ("Deal Litigation") or (ii) would reasonably be expected to have a Material Adverse Effect.

           SECTION 4.15 Finders' Fees. Except for Salomon Smith Barney, Inc., whose fee will be paid by Reckson, there is no investment banker, broker, finder or other intermediary that might be entitled to any fee or commission in connection with or upon consummation of the Transactions based upon arrangements made by or on behalf of Reckson or Buyer.

           SECTION 4.16 Share Ownership; Other Ownership. Other than the shares of Company Preferred Stock acquired in the Initial Sale, neither Reckson nor Buyer beneficially owns any shares of capital stock of the Company. Since January 1, 1997, Reckson and Buyer have not acquired any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business trust or other entity which is, or will be, required to be reported by Reckson in a report to the SEC and which has not been so reported.

           SECTION 4.17 Investment Company Act of 1940. Neither Reckson, Buyer nor any of their Subsidiaries is, or at the Effective Time will be, required to be registered under the 1940 Act.

           SECTION 4.18 Hart-Scott-Rodino Antitrust Improvements Act of 1976. For purposes of determining compliance with the HSR Act, Reckson confirms that the conduct of its business consists solely of investing in, owning and operating real estate for the benefit of its stockholders.

           SECTION 4.19 Financing. Reckson has provided, or will provide to Buyer at the Effective Time, the funds necessary, when taken together with cash of the Company available on the date hereof and on the Closing Date, to (i) pay the cash portion of the Merger Consideration, (ii) pay all fees and expenses required to be paid by the Buying Entities and the Company in connection with the Merger and the financing of the Transactions, (iii) perform Reckson's obligations hereunder and the obligations of the Surviving Entity hereunder and (iv) provide the Surviving Entity with adequate working capital following the Effective Time (the "Financing").

           SECTION 4.20 Authorization for Class B Stock. Reckson has taken all necessary action to permit it to issue the shares of Class B Stock required to be issued by it pursuant to this Agreement and the shares of Reckson Common Stock issuable upon conversion thereof. Shares of Class B Stock to be issued pursuant to this Agreement, and the shares of Reckson Common Stock issuable upon conversion thereof, will, when issued, be validly issued, fully paid and nonassessable, and no Person will have any preemptive right of subscription or purchase in respect thereof. Shares of Class B Stock to be issued pursuant to this Agreement, and the shares of Reckson Common Stock issuable upon conversion thereof, will, when issued, be registered under the Securities Act and the Exchange Act and registered or exempt from registration under any applicable state securities laws and will, when issued, be listed on the NYSE, subject to official notice of issuance.

           SECTION 4.21 Board Recommendation. The Board of Directors of Reckson, at a meeting duly called and held, has (a) determined that this Agreement and the Transactions, taken together, including both assuming that the Share Issuance occurs and assuming that it does not occur, are advisable and in the best interests of the stockholders of Reckson; and
 (b) resolved to recommend that the stockholders of Reckson approve, in connection with the Merger, the issuance of only Class B Stock as the non-cash portion of the Merger Consideration (the "Share Issuance").

           SECTION 4.22 Required Vote of Reckson Stockholders. The approval by a majority of votes cast at the Reckson Special Meeting is required under the rules of the NYSE to approve the Share Issuance; provided that, the total vote cast on the Share Issuance represents over 50% in interest of all securities of Reckson entitled to vote on the Share Issuance (the "Share Issuance Approval"). No other vote of the stockholders of Reckson or holders of Reckson OP Units is required by law, the rules of the NYSE, the charter or by-laws of Reckson, the Amended and Restated Agreement of Limited Partnership of Reckson OP, as amended and supplemented or otherwise in order for Reckson to consummate the Merger and the transactions contemplated hereby.

           SECTION 4.23 Opinion of Financial Advisor. The Board of Directors of Reckson has received the opinion of Salomon Smith Barney, Inc., dated the date of this Agreement, to the effect that, as of such date, the Merger Consideration is fair to Reckson from a financial point of view. A copy of the written opinion of Salomon Smith Barney, Inc. will be delivered to the Company as soon as practicable after the date of this Agreement.

           SECTION 4.24 Buyer's Operations. Buyer has been formed by Reckson solely to enter into this Agreement and consummate the Transactions and has not engaged in any business activities or conducted any operations other than in connection with this Agreement and the Transactions.

           SECTION 4.25 Surviving Entity After the Merger. At and immediately after the Effective Time, and after giving effect to the Merger, the Financing and the other Transactions (and any changes in Reckson's, Reckson OP's and the Surviving Entity's assets and liabilities as a result thereof), each of Reckson, the Surviving Entity and Reckson OP will not (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair value of its assets or because the present fair saleable value of its assets will be less than the amount required to pay its probable liabilities on its debts as they mature), (ii) have unreasonably small capital with which to engage in its business or (iii) have incurred or plan to incur debts beyond its ability to pay as they mature.

           SECTION 4.26 Reckson and Buyer Knowledge. Without limiting the provisions of the letter referred to in Section 5.1(u) hereof, Reckson, Reckson OP and Buyer represent that they are aware of the information and planned actions set forth on Schedule 5.1 of the Company Disclosure Schedule and consent thereto.


                                 ARTICLE 5

                                 COVENANTS

           SECTION 5.1 Conduct of the Company. From the date hereof until the Effective Time, the Company and its Subsidiaries shall conduct their business in the ordinary course and in substantially the same manner as heretofore conducted and shall use their reasonable best efforts, consistent with the constraints set forth below, to preserve intact their business organizations and relationships with third parties and to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, other than (i) as set forth in
 Schedule 5.1 of the Company Disclosure Schedule, (ii) as specifically contemplated by this Agreement and (iii) with the written consent of Reckson (provided that Reckson shall be deemed to have given its written consent to any transaction as to which the Company has given Reckson written notice and as to which Reckson does not object in writing within five (5) business days after receipt of such notice), from the date of hereof until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to:

           (a) confer on a regular basis with one or more representatives of Reckson to report operational matters of materiality and any proposals to engage in material transactions;

           (b) promptly notify Reckson after becoming aware of any material change in the condition (financial or otherwise), business, properties, assets, liabilities or the normal course of its business or in the operation of its properties, or of any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated);

           (c) promptly deliver to Reckson true and correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement;

           (d) duly and timely file, after Reckson's prior review (so long as such review does not interfere with such timely filing, assuming that the Company used its reasonable best efforts to give Reckson at least 5 business days prior review time), in the case of Material Tax Returns (as defined hereafter), all reports, tax returns and other documents required to be filed with federal, state, local and other authorities, subject to extensions permitted by law, provided the Company notifies Reckson that it is availing itself of such extensions and provided such extensions do not adversely affect the Company's status as a qualified REIT under the Code; provided, however, that in no event shall the Company or any of its Subsidiaries file any such report, tax return or other document that takes or asserts a position inconsistent with the Company's qualification as a REIT. As used herein, "Material Tax Returns" shall mean all federal, state and local income tax returns and, the Maryland Personal Property Tax Return and the New York State and City Real Estate Property Tax Returns;

           (e) not make or rescind any express or deemed election relative to Taxes (unless required by law or necessary to preserve the Company's status as a REIT or the status of any noncorporate Subsidiary of the Company as a partnership for federal income Tax purposes or as a Qualified REIT Subsidiary under section 856(i) of the Code, as the case may
 be);

           (f) not declare, set aside or pay any dividend (other than regular quarterly dividends, the Special Dividend or regular distributions pursuant to the Company Operating Partnership Agreement (or as necessary to maintain REIT status)) or other distribution with respect to any shares of stock of the Company or Company OP Units, or any repurchase, redemption or other acquisition by the Company or any Subsidiary of the Company of any outstanding shares of stock or other equity securities of, or other ownership interests in, the Company;

           (g) not issue or sell shares of Company Common Stock or any securities convertible into or exchangeable or exercisable for, or any rights, warrants or options to acquire any such shares of Company Common Stock except for the issuance of (i) shares of Company Common Stock issued pursuant to Company stock-based benefits and options plans in accordance with their terms as of the date of this Agreement and (ii) shares of stock upon the exercise, exchange or conversion of securities, rights, warrants and options outstanding on the date of this Agreement or referred to in clause (i) above;

           (h) not amend any material term of any outstanding security issued by the Company or any Subsidiary of the Company;

           (i) not acquire, enter into any option to acquire, or exercise an option or other right or election or enter into any Commitment (including any lease or amendment thereto), for the acquisition of, any real property or other transaction (but excluding Commitments referred to in the budget attached as Schedule 5.1(i) of the Company Disclosure Schedule) involving payments to or by the Company in excess of $75,000 or which is not included in such budget, encumber assets or commence construction of, or enter into any Commitment to develop or construct, other real estate projects;

           (j) not amend the Articles of Incorporation, or the Company By-Laws, or the articles or certificate of incorporation, bylaws, code of regulations, partnership agreement, operating agreement or joint venture agreement or comparable charter or organization document of any Active Subsidiary of the Company;

           (k) grant no options or other right or commitment relating to any Company Securities, or any other security the value of which is measured by shares of Company Common Stock, or any security subordinated to the claim of its general creditors;

           (l) not pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the Company included in the Company SEC Documents;

           (m) not settle any tax certiorari proceeding with respect to the Company without the written consent of Reckson and Buyer (which consent shall not be unreasonably withheld or delayed);

           (n) except (1) in order to pay dividends permitted pursuant to this Agreement and to pay transaction expenses related to the Transactions or (2) to finance an acquisition permitted by clause (r) below (which is in accordance with the budget attached hereto as Schedule 5.1(i) of the Company Disclosure Schedule), not incur, assume or guarantee by the Company or any Subsidiary of the Company any indebtedness for borrowed money;

           (o) except in connection with a transaction that is permitted by the budget attached as Schedule 5.1(i) to the Company Disclosure Schedule, not create or assume by the Company or any Subsidiary of the Company any Lien on any asset other than Company Permitted Liens and Liens which, in the aggregate, do not have and could not reasonably be expected to have a Material Adverse Effect;

           (p) maintain its books and records in accordance with GAAP consistently applied and not change any method of accounting or accounting practice by the Company or any Subsidiary of the Company, except for any such change required by reason of a change in GAAP;

           (q) except as set forth in Schedule 5.1(q) of the Company Disclosure Schedule, not (i) grant any severance or termination pay to any director, officer or employee of the Company or any Subsidiary of the Company, (ii) enter into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company or any Subsidiary of the Company, (iii) increase the benefits payable under any existing severance or termination pay policies or employment agreement, (iv) increase the compensation, bonus or other benefits payable to any director, officer or employee of the Company or any Subsidiary of the Company or (v) adopt any new plan, program or arrangement that would constitute a deferred compensation, incentive compensation and equity compensation plan; "welfare" plan, fund or program (within the meaning of section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")); "pension" plan, fund or program (within the meaning of section 3(2) of ERISA); each employment, termination or severance agreement; and each other employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, maintained or contributed to or required to be contributed to by the Company or by any trade or business, whether or not incorporated (each, an "ERISA Affiliate"), that together with the company would be deemed a "single employer" within the meaning of section 4001(b) of ERISA, or to which the Company or an ERISA Affiliate is party, whether written or oral, for the benefit of any employee or former employee of the company or any United States Subsidiary of the Company;

           (r) except as permitted by Section 5.4 hereof, not consummate (or enter into any agreement or agreement in principle with respect to or take any steps to facilitate) any acquisition of stock or assets or operations of another entity, other than any acquisition by the Company in respect of which the cash consideration paid by the Company is less than $100,000 individually and for all such transactions taken together, the aggregate cash consideration paid by the Company is less than $1,000,000;

           (s) not sell, lease (or amend any existing lease), mortgage, subject to Lien or otherwise dispose of any Company Real Property, except in connection with transactions as contemplated by the budget that is attached as Schedule 5.1(i) of the Company Disclosure Schedule or that does not involve any sale, lease, mortgage, Lien or disposition in excess of 7,500 square feet;

           (t) not make any loans, advances or capital contributions to, or investments in, any other Person, other than loans, advances and capital contributions to Subsidiaries of the Company in existence on the date hereof;

           (u) conduct its operations on or after the date hereof in conformity with the requirements for taxation as a REIT within the meaning of Section 856 of the Code; provided, however, that this covenant shall be deemed satisfied if the Company conducts its operations as described in the letter dated as of the date hereof as signed by the Company and Reckson;

           (v) not acquire or enter into any option or agreement to acquire, any real property or other transaction involving in excess of $100,000 which is not included in the budget that is attached as Schedule 5.1(i) of the Company Disclosure Schedule;

           (w) not make any expenditure (capital or otherwise) in excess of $100,000 or enter into any Commitment for any such expenditure, whether or not set forth in Schedule 5.1(i) of the Company Disclosure Schedule, except in connection with the following (all of which are permitted): (I) the commitment fee for the extension of the currently existing mortgage on 810 Seventh Avenue by Credit Suisse First Boston (not to exceed $1.5 million), (II) the development of Phase I of Deer Valley Corporate Center (a/k/a Loopland) (in accordance with the development budget prepared by the Company in connection with such project set forth in Schedule 5.1(w) of the Company Disclosure Schedule and not to exceed $11.3 million in the aggregate), (III) expenses of the Merger, the Initial Sale and the related transactions or the defense or prosecution of any action, proceeding or litigation, (IV) the annual employee bonuses for 1998 (not to exceed $1.4 million in the aggregate) and certain severance payments as disclosed in
 Schedule 3.3(a) of the Company Disclosure Schedule, and (V) such expenditures or Commitments which are of an emergency nature and to which prompt response is necessary in the proper performance, operation and maintenance of a building of its type (and the Company shall give prompt written notice to Reckson of any action taken pursuant to this clause (V));

           (x)  comply with Section 3.1 of the Stock Purchase Agreement; or

           (y) not authorize any of, or commit or agree to take any of, the foregoing actions except as otherwise permitted by this Agreement.

 provided that as soon as reasonably practicable, the Buying Entities shall appoint an individual as the representative of the Buying Entities for all purposes of this Section 5.1; provided further that the Buying Entities shall be entitled to change the identity of such representative upon notice to the Company of such change.

           In connection with Reckson's monitoring of the Company's operations and planning for an orderly transition of the business after the date hereof and Reckson's granting consents to Company action, the Company shall provide to Reckson information concerning the Company's current operations, reasonably requested by Reckson so long as doing so does not disrupt or interfere with the conduct of the Company's normal operations; provided that any such request for information shall be made in writing to the chief financial officer of the Company, shall be limited to information available without undue hardship; and provided further that without the consent of the chief financial officer of the Company no employee or representative of Reckson (including any of its accountants and advisors) shall be physically present at any of the Company's properties or executive offices. Notwithstanding the foregoing, the Company will deliver to Reckson (i) all monthly operating and executive summary reports (including budget vs. actual analyses and, to the extent available, accompanying commentary) prepared consistent with the Company's past practice, such reports to be delivered to Reckson no later than 45 days after the end of the month covered by such report, (ii) all financial data and reports provided to lenders by the Company or its Subsidiaries, such data and reports to be delivered to Reckson no later than provided to such lenders,
 (iii) and such other management reports and financial information that is requested by Reckson and is available without undue hardship through the Company's existing accounting and financial reporting system (including, without limitation, leases, lease amendments or supplements, and occupancy ledger, aged accounts receivable and related reports), and (iv) those documents solely relating to the Company Real Property located in Arizona and Florida which had been placed in the Company's diligence room located at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York; with respect to subclauses (iii) and (iv) of this paragraph, such information and reports to be delivered no more than 5 business days after requested.

           If any information requested by Reckson from the Company in accordance with the preceding paragraph is not provided within the time periods specified therein, Reckson may send notice of such failure to the chairman of the Board of Directors of the Company (the "Chairman") specifying the information requested. The Chairman shall use his reasonable best efforts to arrange for such information to be provided within five business days of his receipt of such notice unless he determines in his good faith judgment that a request is not in accordance with the preceding paragraph. If for any reason the Chairman does not arrange for such information to be provided within five business days of his receipt of such notice, Reckson may send notice to the Board of Directors of the Company requesting the formation of an independent committee of directors (the "Committee") to oversee all responses to further requests for information. If the Committee determines in its good faith judgment that a request is not in accordance with the foregoing paragraph, the Company will not be obligated to provide the information.
 If Reckson delivers more than three notices to the Chairman pursuant to this Section 5.1, the Chairman shall thereafter be responsible for arranging the Company's response to all further requests by Reckson for information in accordance with the procedures and time periods specified in the preceding paragraph. If the Chairman fails to timely arrange for such information to be provided in accordance with the preceding paragraph, Reckson may request the formation of the Committee as set forth above (if not previously formed) and that the Committee provide such information subject to the procedures and time periods specified in the immediately preceding sentence.

           The Company acknowledges that Reckson intends to use information provided to it in accordance with the foregoing to prepare to manage the assets of the Company, including by installing certain property operational information on Reckson's management system; provided, however, it is expressly agreed and understood that Tower shall provide such information only in the form in which it currently prepares that information and shall have no obligation to provide or to assist in preparing information in the form used or desired to be used by Reckson that would require undue effort.

           On or before December 23, 1998, the Company shall deliver to Reckson (i) an amended federal income tax return for its taxable year ending December 31, 1997 (the "Amended Return") and (ii) the schedule required by Section 856(c)(6)(A) of the Code (the "Schedule") for such taxable year. Reckson shall have the right to review the Amended Return, and to review the Schedule. On or before December 30, 1998, Reckson shall notify the Company, in writing, as to whether or not it approves the Schedule. If Reckson approves the Schedule, the Company shall file the Amended Return with the Schedule attached on or before December 31, 1998. If Reckson does not approve the Schedule, then Reckson and the Company shall work in good faith to resolve any differences pertaining to the Schedule through January 18, 1999 (the "Interim Period"). If such differences cannot be resolved during the Interim Period, the Amended Return, with the Schedule attached, shall be filed no later than January 25, 1999. The Schedule attached to the Amended Return shall be the Schedule prepared by the Company, with any modifications agreed to by the Company during the Interim Period.

           SECTION 5.2    Conduct of Reckson.

           (a) Reckson covenants and agrees that it will not establish a record date for voting at a meeting of its stockholders or written consent of its stockholders in lieu of a meeting, a purpose of which meeting or consent in lieu of meeting is to approve a transaction (other than the Share Issuance) or recapitalization requiring the affirmative vote of Reckson's stockholders unless such record date is after the Standstill Date (as defined hereafter). Reckson shall not commence, or be a party to an agreement providing for, or recommend acceptance of, a tender or exchange offer for shares of Reckson Common Stock if the earliest date on which such offer can no longer be accepted by a Reckson stockholder is prior to the Standstill Date. Notwithstanding the foregoing, Reckson may, prior to the Standstill Date, (a) execute an agreement requiring it to convene a Special Meeting of its stockholders or (b) commence, or be a party to an agreement providing for, or recommend acceptance of, a tender or exchange offer for shares of Reckson Common Stock, so long as the foregoing requirements, to the extent applicable, are satisfied. As used herein, "Standstill Date" shall be the earlier of (i) tenth business day after the Exchange Agent has commenced delivering the Merger Consideration to holders of each of shares of Company Common Stock and Company OP Units or (ii) 30 days after the Outside Termination Date.

           (b) Reckson will comply with Section 3.1 of the Amended and Restated Operating Agreement (the "Metropolitan Agreement") of Metropolitan Partners LLC (a copy of which has been delivered to the Company). In addition, Reckson will not deliver a written notice to Crescent pursuant to such Section 3.1, requiring it to fund into escrow its $75 million (the "Funding Notice"), unless (i) at the time of delivery of the Funding Notice the conditions set forth in Sections 6.1(b), (c), (d) and (e) hereof and
 Section 6.3(f) hereof shall have been satisfied (provided, that, Reckson's first such failure to comply with this subclause (i) shall not be deemed to be a breach of this covenant) and (ii) with respect to the fourth such Funding Notice (if there is a fourth such Notice), Reckson shall not deliver such Notice without the prior written consent of the Company, which consent shall not be unreasonably withheld. Reckson shall not agree to any amendment of the Metropolitan Agreement that adversely affects its rights under the aforesaid Section 3.1 with respect to such $75 million contribution and such Funding Notices without the written consent of the Company. Reckson shall deliver Funding Notices to Crescent at times intended, in its good faith judgment, to provide for the $75 million contribution to be made at or prior to the Closing.

           (c) Prior to the earlier of (i) the initial filing with the SEC of the Form S-4 Registration Statement and (ii) the initial filing with the SEC of the Joint Proxy Statement, the Board of Directors of Reckson shall adopt the Resolution.

           SECTION 5.3    Stockholders' Meetings; Joint Proxy Material.

           (a) The Company shall, in accordance with applicable law and the Articles of Incorporation and the Company By-laws, duly call, give notice of, convene and hold a special meeting of its stockholders (the "Company Special Meeting") as promptly as practicable after the date hereof for the purpose of considering and taking action upon this Agreement and the Merger and such other matters as may in the reasonable judgment of the Company be appropriate for consideration at the Company Special Meeting. The Joint Proxy Statement shall, subject to the proviso set forth below, include the recommendation of the Board of Directors of the Company that the stockholders of the Company vote in favor of approval and adoption of this Agreement and the Merger; provided that the Board of Directors of the Company may withdraw, modify or change such recommendation if it has determined in good faith, after consultation with outside legal counsel, that the failure to withdraw, modify or change such recommendation would present a reasonable risk of a breach of the duties of the Board of Directors of the Company under applicable law.

           (b) Reckson shall, in accordance with applicable law and the charter and by-laws of Reckson, duly call, give notice of, convene and hold a special meeting of its stockholders (the "Reckson Special Meeting") as promptly as practicable after the date hereof for the purpose of considering and taking action upon the Share Issuance in connection with the Merger and such other matters as may in the reasonable judgment of Reckson be appropriate for consideration at the Reckson Special Meeting. The Joint Proxy Statement shall include the recommendation of the Board of Directors of Reckson that the stockholders of Reckson vote in favor of approval and adoption of the Share Issuance in connection with the Merger; provided, however, that the sole remedy in the event that the Joint Proxy Statement does not include such recommendation shall be the issuance of the Notes in accordance with Article I hereof if the Share Issuance Approval is not obtained. At Closing, the president and chief financial officer of Reckson will certify to the Company the results of the Reckson Special Meeting so as to enable the Company to determine whether the Share Issuance has been obtained.

           (c) (i) The Company and Reckson shall, as soon as practicable following the date of this Agreement, prepare and file with the SEC, shall use reasonable best efforts to have cleared by the SEC and shall thereafter mail to stockholders of the Company on the one hand, and to the stockholders of Reckson, on the other hand, as promptly as practicable, a joint proxy statement and a form of joint proxy, in connection with the vote of the Company's stockholders, on the one hand, and Reckson's stockholders on the other hand, with respect to, in the case of the Company, this Agreement and the Merger, and, in the case of Reckson, the Share Issuance (such joint proxy statement, together with any amendments thereof or supplements thereto, in each case in the form or forms mailed to the Company's stockholders and Reckson's stockholders is herein called the "Joint Proxy Statement") and (ii) otherwise comply in all material respects with all legal requirements applicable to the Company Special Meeting and the Reckson Special Meeting. The Company and Reckson shall coordinate and cooperate with one another with respect to the timing of the Company Special Meeting and the Reckson Special Meeting and shall endeavor to hold such Meetings on the same day, unless the SEC objects thereto.

           (d) The Company and Reckson shall notify one another promptly of the receipt of any comments from the SEC or its staff and or any government officials for amendments or supplements to the Joint Proxy Statement or for additional information and will supply the other with copies of all correspondence between the Company or any of its representatives, or Reckson or any of its representatives, as the case may be, on the one hand, and the SEC, or its staff or any other government official, on the other hand, with respect to the Joint Proxy Statement. The Joint Proxy Statement shall comply in all material respects with all applicable requirements of law. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Joint Proxy Statement, the Company and Reckson shall promptly inform one another of such occurrence and cooperate in filing with the SEC or its staff or any other governmental officials, and/or mailing to stockholders of the Company and Reckson, such amendment or supplement.

           SECTION 5.4    No Solicitation of Transactions by the Company.

           (a) From the date hereof until the termination of this Agreement, the Company shall not (whether directly or indirectly through advisors, agents or other intermediaries), and the Company shall use its reasonable best efforts to ensure that the respective officers, directors, advisors, representatives or other agents of the Company will not, directly or indirectly, (i) solicit, initiate or encourage any Company Acquisition Proposal (as defined hereafter) or (ii) engage in discussions (other than to disclose the provisions of this Agreement) or negotiations with, or disclose any non-public information relating to the Company or its Subsidiaries or afford access to the properties, books or records of the Company or its Subsidiaries to, any Person that has made, or has indicated its interest in making, a Company Acquisition Proposal; provided that, if the Company's Board of Directors determines in good faith, after consultation with outside legal counsel, that the failure to engage in such negotiations or discussions or provide such information would present a reasonable risk of a breach of the duties of the Board of Directors of the Company under applicable law, the Company may furnish information with respect to the Company and its Subsidiaries and participate in negotiations and discussions and enter into agreements regarding such Company Acquisition Proposal with a third party ("Company Acquisition Agreements"); provided further that prior to approving or recommending such a Company Acquisition Proposal or entering into a Company Acquisition Agreement or withdrawing, amending or modifying its recommendation of this Agreement and the Transactions, the Company shall (A) notify Reckson in writing that it intends to approve, recommend or accept such a Company Acquisition Proposal or enter into such a Company Acquisition Agreement or withdraw, amend or modify its recommendation, and (B) attach the most current version of any such Company Acquisition Proposal or Company Acquisition Agreement to such notice. For purposes of this Agreement, "Company Acquisition Proposal" means any offer or proposal for a merger, consolidation, recapitalization, liquidation or other business combination involving the Company or any of its Subsidiaries or the acquisition or purchase of 50% or more of any class of equity securities of the Company or any of its Subsidiaries, or any tender offer (including self-tenders) or exchange offer that if consummated would result in any Person beneficially owning 50% or more of any class of equity securities of the Company or any of its Subsidiaries, or all or substantially all of the assets of, the Company and its Subsidiaries, other than the Transactions. Furthermore, nothing contained in this Section 5.4 shall prohibit the Company or the Company's Board of Directors from taking and disclosing to the Company's stockholders a position with respect to a tender or exchange offer by a third party pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act if failure to so disclose would be inconsistent with its obligations under applicable law or to make any other disclosures required in its judgment by applicable law. On the date of this Agreement, the Company shall immediately terminate discussions, if any, with all third parties relating to a Company Acquisition Proposal.

           SECTION 5.5    Access to Information; Confidentiality Agreement.

           (a) Upon reasonable advance notice, between the date hereof and the Effective Time, the Company shall (i) provide to Reckson's prospective lenders, and such lenders' accountants and counsel (collectively, the "Lenders"), for the sole purposes of conducting customary diligence in connection with their obtaining the Financing, reasonable access during normal business hours to the offices, properties, books and records of the Company and its Subsidiaries, (ii) furnish to the Lenders such financial and operating data and other information as such Persons may reasonably request and (iii) instruct the Company's employees, counsel and financial advisors to fully cooperate with the Lenders in their investigation of the business of the Company and its Subsidiaries; provided that all requests for information, to visit properties or facilities or to interview the Company's employees or agents should be in writing and directed to and coordinated with the chief financial officer of the Company or such person or persons as he shall designate; and provided further that any information and documents received by Reckson or the Lenders (whether furnished before or after the date of this Agreement) shall be held in strict confidence in accordance with the Confidentiality Agreement dated April 20, 1998 between Reckson and the Company (the "Reckson Confidentiality Agreement"), which shall remain in full force and effect pursuant to the terms thereof, notwithstanding the execution and delivery of this Agreement or the termination hereof. Notwithstanding anything to the contrary in this Agreement, neither the Company nor any of its Subsidiaries shall be required to disclose any information to Reckson or the Lenders if doing so would violate any agreement, law, rule or regulation to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries is subject.

           (b) Upon reasonable advance notice, between the date hereof and the 45th day from the date hereof (except that with respect to specific inquiries and specific areas of inquiry as to which Reckson has not reasonably cooperated in responding, until Reckson has reasonably responded to such inquiries) (the "Access Limitation Date"), the Buying Entities shall (i) give the Company, and its counsel, financial advisors, auditors and other authorized representatives (collectively, the "Company's Representatives"), reasonable access during normal business hours to the offices, properties, books and records of Reckson and its Subsidiaries,
 (ii) furnish to the Company's Representatives such financial and operating data and other information as such Persons may reasonably request and
 (iii) instruct Reckson's employees, counsel and financial advisors to fully cooperate with the Company in its investigation of the business of Reckson and its Subsidiaries; provided that (i) all requests for information, to visit plants or facilities or to interview Reckson employees or agents should be in writing and directed to and coordinated with the chief financial officer of Reckson or such person or persons as he shall designate and (ii) that any request for such information shall be limited to information available without undue hardship; and provided further that any information and documents received by the Company or the Company's Representatives (whether furnished before or after the date of this Agreement) shall be held in strict confidence to the same extent as Reckson is obligated to hold such information relating to the Company under the Reckson Confidentiality Agreement. Following the Access Limitation Date and until the Effective Time, the Buying Entities shall provide to the Company information concerning the Buying Entities' aggregate operations and any matters which might have a Material Adverse Effect on Reckson, reasonably requested by the Company so long as doing so does not disrupt or interfere with the conduct of the Buying Entities' normal operations; provided, that, any such request for information shall be made in writing to the chief financial officer of Reckson and shall be limited to information available without undue hardship; and provided further that without the consent of the chief financial officer of Reckson no employee or representative of the Company (including any of its accountants and advisors) shall be physically present at any of Reckson's properties or executive offices. Notwithstanding anything to the contrary herein, Reckson shall provide after the Access Limitation Date any material requested by the Company or the Company's Representatives that is reasonably related to the material supplied before the Access Limitation Date as is reasonably requested by the Company or the Company's Representatives. Notwithstanding anything to the contrary in this Agreement, neither Reckson nor any of its Subsidiaries shall be required to disclose any information to this Company or the Company's Representatives if doing so would violate any agreement, law, rule or regulation to which Reckson or any of its Subsidiaries is a party or to which Reckson or any of its Subsidiaries is subject.

           SECTION 5.6 Voting of Shares of Company Preferred Stock. Each of the Buying Entities shall vote all shares of securities of the Company entitled to vote, beneficially owned by it or its affiliates in favor of adoption and approval of the Merger and this Agreement at the Company Special Meeting.

           SECTION 5.7    Director and Officer Liability.

           (a) From and after the Effective Time, Buyer shall provide exculpation and indemnification (including advance of expenses) for each Indemnitee (as defined hereafter) which is the same as the exculpation and indemnification (including advance of expenses) provided to such parties by the Company immediately prior to the Effective Time in the Articles of Incorporation, Company By-Laws or in its partnership, operating or similar agreement or an agreement between an Indemnitee and the Company or a Subsidiary of the Company, in each case as in effect on the date hereof and all of such rights shall survive the Merger and continue in full force and effect. To the extent permitted by the DLLCA, advancement of expenses pursuant to this Section 5.7 shall be mandatory rather than permissive and the Surviving Entity shall advance Costs (as defined in Section 5.7(b) hereof) in connection with such indemnification.

           (b)  In addition to the other rights provided for in this Section
 5.7 and not in limitation thereof, for a period of six years and ninety days after the Effective Time, Buyer shall, and shall cause the Surviving Entity to the fullest extent permitted by law to, (i) indemnify and hold harmless the individuals who on or prior to the Effective Time were officers, directors, employees or agents of the Company and any of its Subsidiaries (the "Indemnitees") against all losses, expenses (including, without limitation, attorneys' fees and the cost of any investigation or preparation incurred in connection thereof), claims, damages, liabilities, judgments, or amounts paid in settlement (collectively, "Costs") in respect to any threatened, pending or contemplated claim, action, suit or proceeding, whether criminal, civil, administrative or investigative arising out of acts or omissions occurring on or prior to the Effective Time (including, without limitation, in respect of acts or omissions in connection with this Agreement and the Transactions) (an "Indemnifiable Claim") and (ii) advance promptly to such Indemnitees all Costs incurred in connection with any Indemnifiable Claim. In the event any Indemnifiable Claim is asserted or made within such six-year-and-ninety-day period, all rights to indemnification and advancement of costs in respect of any such Indemnifiable Claim shall continue until such Indemnifiable Claim is disposed of or all judgments, orders, decrees or other rulings in connection with such Indemnifiable Claim are fully satisfied. The Indemnitees as a group shall be entitled to one counsel of their choice with respect to each related matter except to the extent there is, in the opinion of counsel to an Indemnitee, under applicable standards of professional conduct, a conflict on any significant issue between positions of any two or more Indemnitees, in which case such Indemnitee shall be entitled to separate counsel; provided that in all cases, Mr. Feldman shall be entitled to separate counsel from all other Indemnitees. The fees of such separate counsel shall be Costs, paid for by the Surviving Entity.

           (c) Buyer shall, and shall cause the Surviving Entity to, expressly assume and honor in accordance with their terms all indemnity agreements listed in Schedule 5.7 of the Company Disclosure Schedule. For a period of three years and ninety days after the Effective Time, Buyer shall, and shall cause the Surviving Entity to, provide officers' and directors' liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such Person currently covered by the Company's officers' and directors' liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect on the date hereof; provided, however, that in no event shall Buyer or Surviving Entity be required to expend more than an amount per year equal to 200% of current annual premiums paid by the Company for such insurance (the "Maximum Amount") to maintain or procure insurance coverage pursuant hereto (which the Company represents and warrants aggregates currently to $133,000 per annum); provided, further, that if the amount of the annual premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, Buyer and Surviving Entity shall maintain or procure, for such three-year-and-ninety-day period, the most advantageous policies of directors' and officers' insurance obtainable for an annual premium equal to the Maximum Amount. In the event that any Indemnitee is entitled to coverage under an officers' and directors' liability insurance policy pursuant to this Section 5.7(c) and such policy has lapsed, terminated, been repudiated or is otherwise in breach or default as a result of Buyer's failure to maintain and fulfill its obligations pursuant to such policy to the extent required by as provided in this Section 5.7(c); Buyer shall, and shall cause the Surviving Entity to, pay to the Indemnitee such amounts and provide any other coverage or benefits as the Indemnitee shall have received pursuant to such policy. Buyer agrees that, should the Surviving Entity fail to comply with the obligations of this Section 5.7, Buyer shall be responsible therefor.

           (d) To the fullest extent permitted by applicable law, to the extent Buyer fails to provide the indemnification contemplated by, or seeks to recover payments pursuant to, this Section 5.7, the following shall apply: Indemnitee's entitlement to indemnification and advancement of expenses shall be determined in a written opinion by Independent Counsel (as defined hereafter) agreed upon by the Surviving Entity and the Indemnitee. If the Surviving Entity and the Indemnitee cannot agree, the Independent Counsel shall be appointed by the American Arbitration Association. If Independent Counsel does not make any determination respecting Indemnitee's entitlement to indemnification or advance of expenses hereunder within 90 days after receipt by the Company of a written request therefor, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing) and shall be replaced by a successor, in the same manner as if originally appointed. As used hereunder "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporate law and neither currently is, nor in the five years previous to its selection or appointment has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning the rights of Indemnitee under this Agreement or of other indemnitees under similar indemnification agreements) or (ii) any other party to the action or proceeding giving rise to a claim for indemnification hereunder. Reckson or Buyer shall pay any and all reasonable fees and expenses of Independent Counsel incurred acting pursuant to this Section and in any action or proceeding to which it is a party or witness in respect of its investigation and written report and shall pay all reasonable fees and expenses incident to the procedures in which such Independent Counsel was selected or appointed.

           (e) Notwithstanding any other provisions hereof, the obligations of the Company and Buyer contained in this Section 5.7 shall be binding upon the successors and assigns of Buyer. In the event the Company or Buyer or any of their respective successors or assigns (i) consolidates with or merges into any other Person or (ii) transfers all or substantially all of its properties or assets to any Person, then, and in each case, proper provision shall be made so that successors and assigns of the Company or the Surviving Entity, as the case may be, honor the indemnification and expense advance obligations set forth in this Section 5.7.

           (f)  The obligations of the Company and Buyer under this Section
 5.7 shall not be terminated or modified in such a manner as to adversely affect any Indemnitee to whom this Section 5.7 applies without the consent of such affected Indemnitee (it being expressly agreed that the Indemnitees to whom this Section 5.7 applies shall be third party beneficiaries of this
 Section 5.7).

           (g) Buyer shall, and shall cause the Surviving Entity to, advance promptly all Costs to any Indemnitee incurred by enforcing the indemnity or other obligations provided for in this Section 5.7.

           (h) Reckson unconditionally and irrevocably guarantees the obligations of Buyer under this Section 5.7.

           SECTION 5.8 Reasonable Best Efforts; Cooperation. Upon the terms and subject to the conditions of this Agreement, each party hereto shall use its reasonable best efforts (including with respect to the consents set forth in Schedule 5.8 of the Company Disclosure Schedule) to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the Transactions. The Company shall use its reasonable best efforts to obtain the consent of The Carlyle Group to the transfer of the Company's interest in 2800 Associates, L.P. Reckson and the Company shall meet on a weekly basis (or, more frequently, as appropriate) for the purpose of coordinating the Company's operations prior to Closing. At the Effective Time, Reckson shall, at its expense, cause the satisfactory repayment and discharge of all indebtedness outstanding (including accrued interest, premiums, if any, and expense reimbursement, if required) under the Company's line of credit with Fleet Bank.

           SECTION 5.9 Certain Filings. The Company and Buyer shall cooperate with one another (a) in connection with the preparation of the Joint Proxy Statement, (b) in determining whether any action by or in respect of, or filing with, any Governmental Entity is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the Transactions and (c) in seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Joint Proxy Statement and seeking timely to obtain any such actions, consents, approvals or waivers.

           SECTION 5.10   [Intentionally Omitted]

           SECTION 5.11 Public Announcements. None of the Company, Reckson or Buyer nor any of their respective affiliates shall issue or cause the publication of any press release or other public announcement with respect to the Merger, this Agreement or the other Transactions without the prior consultation with the other party, except as may be required by law or by any listing agreement with, or the policies of, a national securities exchange.

           SECTION 5.12 Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Entity will be authorized to execute and deliver, in the name and on behalf of the Company or Buyer, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Buyer, any other actions to vest, perfect or confirm of record or otherwise in the Surviving Entity any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Entity as a result of, or in connection with, the Merger.

           SECTION 5.13   Employee Matters.

           (a) The Buying Entities shall, and shall cause their Subsidiaries to, honor in accordance with their terms all agreements, contracts, arrangements, commitments and understandings described in
 Schedule 5.13 of the Company Disclosure Schedule.

           (b) Except with respect to accruals under any defined benefit pension plans, Reckson will, or will cause the Surviving Entity and its Subsidiaries to, give all active employees of the Company who continue to be employed by the Company as of the Effective Time ("Continuing Employees") full credit for purposes of eligibility, vesting and determination of the level of benefits under any employee benefit plans or arrangements maintained by Buyer, the Surviving Entity or any Subsidiary of Buyer or the Surviving Entity for such Continuing Employees' service with the Company or any Subsidiary of the Company to the same extent recognized by the Company immediately prior to the Effective Time. Reckson will, or will cause the Surviving Entity and its Subsidiaries to, (i) waive all limitations as to preexisting conditions exclusions and waiting periods with respect to participation and coverage requirements applicable to the Continuing Employees under any welfare plan that such employees may be eligible to participate in after the Effective Time, other than limitations or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Effective Time under any welfare plan maintained for the Continuing Employees immediately prior to the Effective Time, and (ii) provide each Continuing Employee with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any applicable deductible or out-of-pocket requirements under any welfare plans that such employees are eligible to participate in after the Effective Time.

           (c) Reckson shall not, and shall not permit the Surviving Entity or any of its Subsidiaries to, at any time prior to 90 days following the date of the Closing, without complying fully with the notice and other requirements of the Worker Adjustment Retraining and Notification Act of 1988 (the "WARN Act"), effectuate (i) a "plant closing" as defined in the WARN Act affecting any single site of employment or one or more facilities or operating units within any single site of employment of the Surviving Entity or any of its Subsidiaries; or (ii) a "mass layoff" as defined in the WARN Act affecting any single site of employment of the Surviving Entity or any of its Subsidiaries; or any similar action under applicable state, local or foreign law requiring notice to employees in the event of a plant closing or layoff.

           (d) At or prior to the Closing, Reckson shall fully and unconditionally guaranty in accordance with their terms the severance agreements, contracts, arrangements and commitments and understandings described in Schedule 5.13 of the Company Disclosure Schedule.

           SECTION 5.14 Transfer Taxes. The Buying Entities and the Company shall cooperate in the preparation, execution and filing of all Tax Returns, questionnaires, applications, or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees, and any similar Taxes which become payable in connection with the Transactions (together with any related interest, penalties or additions thereto, "Transfer Taxes"). The Company or its successor shall pay all Transfer Taxes.

           SECTION 5.15 Advice of Changes. Each party hereto shall promptly advise the other parties hereto orally and in writing to the extent it has knowledge of (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, (ii) the failure by it to comply in any material respect with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, and (iii) any change or event having a Material Adverse Effect on the Company or on the truth of its representations and warranties or the ability of the conditions set forth in Article 7 to be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

           SECTION 5.16 Guaranty. Reckson hereby agrees to take all actions within their respective powers to cause Buyer to perform its obligations under this Agreement.

           SECTION 5.17 Form S-4 Registration Statement. The Buying Entities shall, as promptly as practicable following the date of this Agreement, prepare and file with the SEC a registration statement on Form S-4 (the "Form S-4 Registration Statement"), containing the Joint Proxy Statement and prospectus, in connection with the registration under the Securities Act, of (i) shares of Class B Stock to be issued in the Merger assuming that the Share Issuance Approval is obtained and (ii) shares of Class B Stock, Notes and Guarantees to be issued in the Merger, assuming that the Share Issuance Approval is not obtained (and with respect to both clauses (i) and (ii) the shares of Reckson Common Stock issuable upon conversion of the Class B Stock). The Buying Entities and the Company shall, and shall cause their accountants and attorneys to, use their reasonable best efforts to have or cause the Form S-4 Registration Statement declared effective and the Indenture qualified under the TIA, as promptly as practicable, including, without limitation, causing their accountants to deliver necessary or required instruments such as opinions and certificates, and will take any other action reasonably required or necessary to be taken under federal or state securities laws or otherwise in connection with the registration process. Prior to the Closing, Reckson will (i) provide a CUSIP number for the Notes, (ii) cause the Notes and Guarantees to be rated with the appropriate nationally recognized rating agencies and (iii) take such other steps required to permit the Notes to be deposited with the Depository Trust Company.

           SECTION 5.18 Blue Sky Permits. The Buying Entities shall use their reasonable best efforts to obtain, prior to the effective date of the Form S-4 Registration Statement, all necessary state securities laws or "blue sky" permits and approvals required to carry out the transactions contemplated by this Agreement and the Merger and the issuance of the Class B Stock and the Notes, and will pay all expenses incident thereto.

           SECTION 5.19 Listing. Reckson and Reckson OP shall use their respective reasonable best efforts (i) to cause the shares of Class B Stock to be issued in the Merger (and the shares of Reckson Common Stock issuable upon conversion of the Class B Stock) to be listed on the NYSE, subject to notice of official issuance thereof, prior to the Closing Date and (ii) to cause the Notes to be issued in the Merger in the event the Share Issuance Approval is not obtained to be listed on the American Stock Exchange, Inc., subject to notice of official issuance thereof, prior to the Closing Date; provided that in connection with the listing of the Notes, Reckson shall not be obligated to comply with any requirements for listing on such exchange if such requirements (i) are not already obligations of Reckson or Reckson OP and (ii) fulfilling or maintaining such compliance requirements would require materially onerous efforts by Reckson or Reckson OP.

           SECTION 5.20 Affiliates. Prior to the Closing, the Company shall deliver to Buyer a list identifying all Persons who are, at the time this Agreement is submitted for approval to the stockholders of the Company, "affiliates" of the Company for purposes of Rule 145 under the Securities Act.


                                 ARTICLE 6

                          CONDITIONS TO THE MERGER

           SECTION 6.1 Conditions to Each Party's Obligations. The respective obligations of the Company and the Buying Entities to consummate the Merger are subject to the satisfaction or, to the extent permitted by applicable law, the waiver on or prior to the Effective Time of each of the following conditions:

           (a) this Agreement shall have been adopted by the stockholders of the Company in accordance with applicable law;

           (b) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Merger;

           (c) no action or proceeding by any Governmental Entity shall have been commenced (and be pending), or, to the knowledge of the parties hereto, threatened, against the Company, Reckson, Reckson OP or Buyer or any of their respective affiliates, partners, associates, officers or directors, or any officers or directors of such partners, seeking to prevent or delay the Transactions or challenging any of the terms or provisions of this Agreement or seeking material damages in connection therewith;

           (d) (i) the Form S-4 Registration Statement shall have become effective under the Securities Act, and shall not be the subject of any stop order or proceedings seeking a stop order, and any material "blue sky" and other state securities laws applicable to the registration and qualification of (A) the shares of Class B Stock to be issued in the Merger assuming that the Share Issuance Approval is obtained and (B) the shares of Class B Stock, Notes and Guarantees to be issued in the Merger assuming that the Share Issuance Approval is not obtained (and with respect to clauses (A) and (B) the shares of Reckson Common Stock issuable upon conversion of the Class B Stock) shall have been complied with and (ii) the Indenture shall have been qualified under the TIA; and

           (e) the shares of Class B Stock to be issued in the Merger (and the shares of Reckson Common Stock issuable upon conversion of such Class B Stock) shall have been approved for listing on the NYSE, subject to official notice of issuance.

           SECTION 6.2 Conditions to the Company's Obligations. The obligation of the Company to consummate the Merger shall be further subject to the satisfaction or, to the extent permitted by applicable law, the waiver on or prior to the Effective Time of each of the following conditions:

           (a) Reckson, Reckson OP and Buyer shall have performed in all material respects each of their respective agreements and covenants contained in or contemplated by this Agreement (other than Section 5.15 hereof) that are required to be performed by it at or prior to the Effective Time pursuant to the terms hereof, except for such failures of performance as would not impair in any non de minimis respect the value of the Buying Entities, taken together;

           (b) the representations and warranties of Reckson, Reckson OP and Buyer contained in Article IV hereof shall be true and correct in all respects on and as of the Closing Date (it being understood that, for purposes of this Section 6.2(b), all representations and warranties shall be interpreted without giving effect to the words "materially" or "material" individually or as it appears in the term "Material Adverse Effect" or qualifications or exceptions based on such words), except (i) to the extent such representations and warranties speak as of an earlier date, in which case they shall be true in all respects as of such earlier date,
 (ii) as otherwise contemplated by this Agreement, (iii) as may result from any actions or transactions by or involving the Company or any of its affiliates and (iv) to the extent the failure of such representations and warranties to be true in all respects, individually or in the aggregate, would not have a Material Adverse Effect. The Company and Reckson agree that, notwithstanding anything to the contrary in this Agreement, an aggregate effect or impact involving $40 million or more will be deemed to have or constitute a Material Adverse Effect and an aggregate effect or impact will not be deemed to have or constitute a Material Adverse Effect unless it involves $40 million or more;

           (c) the Company shall have received a certificate signed by the chief operating officer, general partner or managing member, as the case may be, of each of Reckson, Reckson OP and Buyer, dated the Closing Date, to the effect that, to such officer's knowledge, the conditions set forth in Sections 6.2(a), 6.2(b) and 6.2(d) hereof have been satisfied or waived;

           (d) the Company shall have received a bring-down opinion of Brown & Wood LLP, counsel to Reckson, dated as of the Closing Date, also covering the period through the Closing and otherwise substantially in the form of its opinion referred to in the penultimate recital to this Agreement and previously delivered to the Company; and

           (e) the Tower Articles Supplementary shall have been duly and validly filed with the Maryland Department.

           SECTION 6.3 Conditions to Obligations of Reckson and Buyer. The obligations of Reckson and Buyer to effect the Merger shall be further subject to the satisfaction, or to the extent permitted by applicable law, the waiver on or prior to the Effective Time of each of the following conditions:

           (a) the Company shall have performed in all material respects each of its agreements and covenants contained in or contemplated by this Agreement (other than Section 5.15 hereof) that are required to be performed by it at or prior to the Effective Time pursuant to the terms hereof, except for such failures of performance as would not impair in any non de minimis respect the value of the Company to Reckson;

           (b) the representations and warranties of the Company contained in Article III hereof shall be true and correct in all respects on and as of the Closing Date (it being understood that, for purposes of this Section 6.3(b), all representations and warranties shall be interpreted without giving effect to the words "materially" or "material" individually or as it appears in the term "Material Adverse Effect" or qualifications or exceptions based on such words), except (i) to the extent such representations and warranties speak as of an earlier date, they shall be true in all respects as of such earlier date, (ii) as otherwise contemplated by this Agreement, (iii) as may result from any actions or transactions by or involving either Reckson or Buyer or any of their respective affiliates and (iv) to the extent the failure of such representations and warranties to be true in all respects, individually or in the aggregate, would not have a Material Adverse Effect. The Company and Reckson agree that, notwithstanding anything to the contrary in this Agreement, an aggregate effect or impact involving $40 million or more will be deemed to have or constitute a Material Adverse Effect and an aggregate effect or impact will not be deemed to have or constitute a Material Adverse Effect unless it involves $40 million or more;

           (c) Reckson shall have received a certificate signed by the chief executive officer of the Company, dated the Closing Date, to the effect that, to such officer's knowledge, the conditions set forth in Sections 6.3(a) and 6.3(b) hereof have been satisfied or waived;

           (d) the Company shall have delivered to Reckson a certificate of Battle Fowler L.L.P. stating that nothing has come to the attention of Battle Fowler L.L.P. which would cause it to revoke, rescind or modify in any material respect its opinion as to certain matters relating to the qualification of the Company as a REIT, delivered to Reckson and its counsel concurrently with the execution and delivery of this Agreement, as provided in the forepart of this Agreement; provided, however, that the foregoing condition shall be deemed satisfied if the only reason that it would not otherwise be satisfied is the failure of the Representation Letter to be true and correct at all times since the execution hereof. Battle Fowler L.L.P. shall have no duty to conduct due diligence between the date of signing this Agreement and the date of the Closing in delivering the certification referred to in the preceding sentence;

           (e)    [Intentionally Omitted;]

           (f) those consents, authorizations, orders and approvals of (or filings or registration with) any governmental commission, board, other regulatory body or third parties required in connection with the execution, delivery and performance of this Agreement by the Company set forth in
 Schedule 6.3(f) of the Company Disclosure Schedule (which shall not include the financing agreements related to the properties located at or known as Corporate Center and 2800 North Central) shall have been obtained.


                                 ARTICLE 7

                                TERMINATION

           SECTION 7.1 Termination. Notwithstanding anything herein to the contrary, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the parties hereto have obtained stockholder approval:

           (a) by the mutual written consent of the Company and the Buying Entities;

           (b) by either the Company, on the one hand, or Reckson and Buyer, on the other hand, if the Merger has not been consummated by May 31, 1999, or such other date, if any, as the Company, on the one hand, and the Buying Entities, on the other hand, shall agree upon (the "Outside Termination Date"); provided that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date;

           (c) by either the Company, on the one hand, or the Buying Entities, on the other hand, if there shall be any law or regulation that makes consummation of the Merger illegal or if any judgment, injunction, order or decree enjoining the Buying Entities or the Company from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable;

           (d) by the Buying Entities, (i) upon a material breach of any covenant or agreement of the Company set forth in this Agreement (other than clauses (i) and (ii) of the last paragraph of Section 5.1 hereof, which is dealt with in subsection (j) below) which remains uncured for twenty (20) business days after notice of such breach has been delivered by the Buying Entities to the Company, or (ii) if any representation or warranty of the Company shall become untrue, in either case such that the conditions set forth in Section 6.3(a) hereof or Section 6.3(b) hereof, as the case may be, would be incapable of being satisfied;

           (e) by the Company, (i) upon a material breach of any covenant or agreement of any of the Buying Entities set forth in this Agreement which remains uncured for twenty (20) business days after notice of such breach has been delivered by the Company to the Buying Entities, or
 (ii) if any representation or warranty of Reckson or Buyer shall become untrue, in either case such that the conditions set forth in Section 6.2(a) hereof or Section 6.2(b) hereof, as the case may be, would be incapable of being satisfied;

           (f) by the Company, if the Board of Directors of the Company determines to accept a Company Acquisition Proposal; provided, however, that in order for the termination of this Agreement pursuant to this
 Section 7.1(f) to be deemed effective, the Company shall have complied with the provisions contained in Section 5.4 hereof, and shall simultaneously make payment of all amounts due under Section 7.3 hereof;

           (g) by Buyer, if prior to the Company Special Meeting, the Board of Directors of the Company (i) shall have withdrawn or modified or amended (or publicly announced an intention to withdraw) in any manner adverse to Buyer its approval or recommendation of the Merger; (ii) makes any recommendation with respect to any Company Acquisition Proposal other than a recommendation to reject such Company Acquisition Proposal; (iii) enters into any agreement which would result in consummation of a Company Acquisition Proposal other than this Agreement; or (iv) resolves to do any of the foregoing;

           (h)  by the Company, if Reckson breaches Section 5.2(b) hereof;

           (i) by the Company or Buyer, if the stockholders of the Company fail to approve and adopt this Agreement and the Merger at the Company Special Meeting or any postponement thereof; and

           (j) by Buyer (X) if, pursuant to Section 5.1 hereof, Reckson shall have notified the Company in writing on or before December 30, 1998 that it approved the Schedule, and the Company shall have failed to file the Amended Return and the Schedule on or before December 31, 1998 in accordance with Section 5.1 hereof, provided, however, that the termination right described in this clause (X) can be exercised by Buyer only on or before January 31, 1999 or (Y) if, pursuant to Section 5.1 hereof, Reckson shall have notified the Company in writing on or before December 30, 1998 that it did not approve the Schedule, and either (i) the Company shall have failed to file the Amended Return and the Schedule on or before January 25, 1999 in accordance with Section 5.1 hereof or (ii) the Company shall have filed the Amended Return and the Schedule on or before January 25, 1999 in accordance with Section 5.1 hereof, but the Schedule as filed was prepared in a fraudulent manner; provided, however, that the termination right described in this clause (Y) can be exercised by Buyer only on or before February 24, 1999.

           The party desiring to terminate this Agreement shall give written notice of such termination to the other party.

           SECTION 7.2    Effect of Termination.

           (a) Except for any breach of this Agreement by any party hereto (which breach and liability therefor shall not be affected by the termination of this Agreement), if this Agreement is terminated pursuant to
 Section 7.1 hereof, then this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided that the agreements contained in Sections 7.2, 7.3 and 8.2 hereof, the second proviso to the first sentence of Section 5.5(a) hereof, the second proviso to the first sentence of Section 5.5(b) hereof and the letter referred to in Section 5.1(u) hereof shall survive the termination hereof; and provided further that the Confidentiality Agreements shall remain in full force and effect.

           (b) Buyer agrees that neither the Company nor its directors, officers, employees, representatives or agents, nor any Person who shall make a Company Acquisition Proposal shall be deemed, by reason of the making of such proposal or any actions taken in connection with it not otherwise in violation of this Agreement, to have tortiously or otherwise wrongfully interfered with or caused a breach of this Agreement, or other agreements, instruments and documents executed in connection herewith, or the rights of Buyer or any of its affiliates hereunder.

           SECTION 7.3    Fees and Expenses.

           (a)  If this Agreement shall have been terminated (i) pursuant to
 Section 7.1(f) or 7.1(g) hereof or (ii) pursuant to Section 7.1(i) hereof and, at the time of such stockholder vote, a Company Acquisition Proposal shall have been publicly announced and not withdrawn, terminated or lapsed, which provides for consideration per share of Common Stock for all such shares which is greater than $23 per share and which is reasonably capable of being financed by the Person making such proposal or (iii) pursuant to
 Section 7.1(i) hereof in circumstances where clause (ii) above does not apply, then the Company shall, promptly, but in no event later than one business day after the termination of this Agreement (or in the case of clause (i) above by reason of a termination pursuant to Section 7.1(f) hereof, simultaneously with such termination), pay Reckson an amount equal to the Applicable Break-Up Fee (as defined hereafter); provided that neither Reckson nor Buyer was in material breach of any of its representations, warranties, covenants or agreements hereunder at the time of termination. Only one fee in an amount not to exceed the amount of the Applicable Break-up Fee shall be payable to Reckson pursuant to Section 7.3(a) hereof. Payment of the Applicable Break-Up Fee shall be made, as directed by Reckson, by wire transfer in immediately available funds promptly, but in no event later than two (2) business days following such termination.

           (b) The "Applicable Break-Up Fee" shall be an amount equal to the lesser of (x) $15 million in the case of clause (i) of Section 7.3(a), $7.5 million in the case of clause (ii) of Section 7.3(a) and $3.5 million in the case of clause (iii) of Section 7.3(a), plus, in the case of a Break-Up Fee payable pursuant to clauses (i) or (ii) above, the Expense Amount (as defined hereafter) (the "Base Amount") and (y) the maximum amount that can be paid to the party entitled to the Applicable Breakup Fee in the year in which this Agreement is terminated (the "Termination Year") and in all relevant taxable years thereafter without causing it to fail to meet the requirements of sections 856(c)(2) and (3) of the Code (the "REIT Requirements") for such year, determined as if the payment of such amount did not constitute income described in sections 856(c)(2)(A)-(H) and 856(c)(3)(A)-(I) of the Code ("Qualifying Income"), as determined by independent accountants to the party entitled to the Applicable Breakup Fee. Notwithstanding the foregoing, in the event the party entitled to the Applicable Breakup Fee receives a ruling from the Internal Revenue Service (a "Break-Up Fee Ruling") holding that such party's receipt of the Base Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of the REIT Requirements, such party's Applicable Break-Up Fee shall be an amount equal to the Base Amount. If the amount payable for the Termination Year to the party entitled to the Applicable Break-up Fee under the preceding sentence is less than the Base Amount, the Company shall place the remaining portion of the Base Amount in escrow and shall not release any portion thereof to such party unless and until the Company receives either of the following: (i) a letter from such party's independent accountants indicating that additional amounts can be paid at that time to such party without causing such party to fail to meet the REIT Requirements for any relevant taxable year, in which event the Company shall pay to such party such amount, or (ii) a Break-Up Fee Ruling, in which event the Company shall pay to such party the unpaid Base Amount. The Company's obligation to pay any unpaid portion of the Applicable Break-Up Fee shall terminate three years from the date of this Agreement and the Company shall have no obligation to make any further payments notwithstanding that the entire Base Amount relating to such Applicable Break-Up Fee has not been paid as of such date. The "Expense Amount" relating to each Applicable Break-Up Fee shall be the amount of actual, direct out-of-pocket expenses incurred by the party entitled to the Applicable Break-Up Fee in connection with the transactions contemplated by this Agreement (but in any case, excluding any expenses relating to the existing litigation between the parties hereto and Crescent); provided, however, in no event shall the Expense Amount relating to any Applicable Break-Up Fee exceed $1.75 million in the aggregate.

           (c) Except as provided otherwise in this Section 7.3, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses.

           (d) In the event of a suit by any party hereto for a breach of this Agreement, the prevailing party shall be entitled to actual, out-of-pocket litigation expenses incurred by such prevailing party in such action.


                                 ARTICLE 8

                               MISCELLANEOUS

           SECTION 8.1 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement to any party hereunder shall be in writing and deemed given upon
 (a) personal delivery, (b) transmitter's confirmation of a receipt of a facsimile transmission, (c) confirmed delivery by a standard overnight carrier or when delivered by hand or (d) when received in the United States by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by notice given hereunder):

           If to Reckson or Reckson OP, to:

                Reckson Associates Realty Corp.
                225 Broadhollow Road
                Melville, New York 11747
                Fax:  (516) 622-6788
                Attention:  Jason M. Barnett, Esq.
                            General Counsel

           with a copy to:

                Brown & Wood LLP
                One World Trade Center
                New York, New York  10048
                Fax: (212) 839-5599
                Attention:  Joseph W. Armbrust Jr., Esq.
                            Peter T. Simor, Esq.

           and with a copy to:

                Fried, Frank, Harris, Shriver & Jacobson
                One New York Plaza
                New York, New York 10004
                Fax: (212) 859-4000
                Attention:  Stephen Fraidin, P.C.
                            Lee Parks, Esq.

           If to Buyer, to:

                Metropolitan Partners LLC
                c/o Reckson Associates Realty Corp.
                225 Broadhollow Road
                Melville, NY  11747
                Fax:  (516) 622-6786
                Attention:  Jason M. Barnett, Esq.

           If to the Company, to:

                Tower Realty Trust, Inc.
                292 Madison Avenue
                New York, New York
                Fax: (212) 448-1865
                Attention: Lester S. Garfinkel

           with a copy to:

                Skadden, Arps, Slate, Meagher & Flom LLP
                919 Third Avenue
                New York, New York 10022-9931
                Fax:  (212) 735-2000
                Attention:  Lou R. Kling, Esq.
                            Howard L. Ellin, Esq.

           and with a copy to:

                Battle Fowler L.L.P.
                Park Avenue Tower
                75 East 55th Street
                New York, New York 10022
                Fax:  (212) 339-9150
                Attention:  Steven L. Lichtenfeld, Esq.

           SECTION 8.2 Survival of Representations and Warranties. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time. All other representations, warranties and covenants contained herein which by their terms are to be performed in whole or in part, or which prohibit actions, subsequent to the Effective Time, shall survive the Merger in accordance with their terms.

           SECTION 8.3 Interpretation. References in this Agreement to "reasonable best efforts" shall not require a Person obligated to use its reasonable best efforts to incur other than de minimis out-of-pocket expenses or indebtedness in connection with such obligation under this Agreement, including to obtain any consent of a third party or, except as expressly provided herein, to institute litigation. References herein to the "knowledge of the Company" shall mean the actual knowledge of the officers (as such term is defined in Rule 3b-2 promulgated under the Exchange Act) of the Company or its Subsidiaries, or such knowledge that such officers would have had but for the gross negligence or bad faith of such officers. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The phrase "made available" when used in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. As used in this Agreement, the terms "affiliate(s)" and "associates" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act. References herein to this Agreement shall be deemed to include the letter referred to in Section 5.1(u) hereof.

           The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Agreement. Any matter disclosed pursuant to any Schedule of the Company Disclosure Schedule or the Reckson Disclosure Schedule shall not be deemed to be an admission or representation as to the materiality of the item so disclosed.

           SECTION 8.4    Amendments, Modification and Waiver.

           (a) Except as may otherwise be provided herein, any provision of this Agreement may be amended, modified or waived by the parties hereto, by action taken by or authorized by their respective Board of Directors, prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Buying Entities or, in the case of a waiver, by the party against whom the waiver is to be effective; provided that after the adoption of this Agreement by the stockholders of the Company, no such amendment shall be made except as allowed under applicable law.

           (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

           SECTION 8.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

           SECTION 8.6 Specific Performance. The parties acknowledge and agree that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy and accordingly the parties agree that, in addition to any other remedies, each shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy.

           SECTION 8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof and except to the extent that the validity and effectiveness of the Merger are required to be governed by the laws of the State of Maryland or the State of Delaware) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies. Each of the Company and the Buying Entities hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York (the "New York Courts") for any litigation arising out of or relating to this Agreement or the Transactions (and agrees not to commence litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in any inconvenient forum.

           SECTION 8.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions are not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

           SECTION 8.9 Third Party Beneficiaries. This Agreement is solely for the benefit of the Company and its successors and permitted assigns, with respect to the obligations of Buyer under this Agreement, and for the benefit of the Buying Entities, and their respective successors and permitted assigns, with respect to the obligations of the Company under this Agreement, and this Agreement shall not, except to the extent necessary to enforce the provisions of Section 5.7 hereof be deemed to confer upon or give to any other third party any remedy, claim, liability, reimbursement, cause of action or other right.

           SECTION 8.10 Entire Agreement. This Agreement, including any exhibits or schedules hereto, the Confidentiality Agreement, the Stock Purchase Agreement, the Representation Letter and the letter referred to in
 Section 5.1(u) hereof constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements or understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof.

           SECTION 8.11 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

           SECTION 8.12   Litigation Trust; CPRs.

           (a) The Company, Reckson, Reckson OP and Buyer hereby agree that if the Company believes that all of the conditions set forth in
 Section 3.1 of the Metropolitan Agreement for the funding of the $75 million capital contribution of Crescent have been met, but Crescent fails to fully fund the $75 million capital contribution to Buyer, the following shall occur (it being agreed that such belief shall not affect the rights of Crescent and the Company under the Release delivered by the Company to Crescent):

                (i) the Board of Directors of the Company shall have the right, immediately preceding the Effective Time, to assign to a litigation trust (the "Trust") formed by the Company for the purpose of pursuing the litigation (and related matters) which is the subject of the Release, dated as of December 8, 1998, entered into by the Company with Crescent (the "Crescent Litigation"), all of the Company's right, title and interest in and to such Crescent Litigation;

                (ii) holders of Company Common Stock and Company OP Units as in existence at the Effective Time will hold interests in the Trust entitling such holders to their pro rata portion of any amounts received by the Trust or otherwise in the Trust, net of expenses. As such, each share of Company Common Stock or Company OP Units outstanding at the Effective Time will, in addition to the consideration otherwise payable under this Agreement, receive one contingent payment right in the Trust ("CPR") representing the right to receive its pro rata portion of all Trust assets;

                (iii) the Trust shall be initially funded by: (A) reducing the Special Dividend by up to $4,000,000 (the exact amount to be determined by the Board of Directors of the Company) and (B) contributing such amount to the Trust;

                (iv) the Trust shall be managed by Trustees (the number and identity of which shall be designated by the Board of Directors of the Company prior to the Effective Time); and

                (v) the Surviving Corporation, Reckson, Reckson OP and Buyer and their respective affiliates shall fully cooperate with the Trust and its representatives in pursuing all related litigation against Crescent; provided that none of the Surviving Entity, Reckson or Reckson OP shall have any obligation to take any action under this clause requiring it to incur non de minimis out-of-pocket expenses.

           (b) The foregoing paragraph (a) represents the general intent of the parties with respect to the matters set forth therein. From the date hereof until the Effective Time, the parties shall take such actions, prepare such actions and otherwise endeavor to do those things necessary to provide to the holders of Company Common Stock and Common OP Units the full benefit of the foregoing.


           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              TOWER REALTY TRUST, INC.

                              By:  /s/ Lester S. Garfinkel
                                  -------------------------------------
                                  Name:  Lester S. Garfinkel
                                  Title: Executive Vice President,
                                         Finance and Administration
                                         and Chief Financial Officer


                              RECKSON OPERATING PARTNERSHIP, L.P.

                              By:  Reckson Associates Realty Corp.,
                                   its general partner

                                   By:  /s/ Scott H. Rechler
                                      --------------------------------
                                      Name:  Scott H. Rechler
                                      Title: President &
                                               Chief Operating Officer


                              METROPOLITAN PARTNERS LLC

                              By:  /s/ Scott H. Rechler
                                 -------------------------------------
                                 Name:  Scott H. Rechler
                                 Title: President


                              RECKSON ASSOCIATES REALTY CORP.


                              By:  /s/ Scott H. Rechler
                                 -------------------------------------
                                 Name:  Scott H. Rechler
                                 Title: President &
                                          Chief Operating Officer




                                         EXHIBIT A TO THE MERGER AGREEMENT


                         RECKSON ASSOCIATES REALTY CORP.

                               ARTICLES SUPPLEMENTARY

                     ESTABLISHING AND FIXING THE RIGHTS AND
                PREFERENCES OF A CLASS OF SHARES OF COMMON STOCK

           Reckson Associates Realty Corp., a Maryland corporation (the "Corporation), certifies to the State Department of Assessments and Taxation of Maryland that:

           FIRST: Pursuant to the authority expressly vested in the board of directors of the Corporation (the "Board of Directors") by Article VI of its charter, as heretofore amended and restated (which, as hereafter restated or amended from time to time, are together with these Articles Supplementary herein called the "Articles"), the Board of Directors has, by
 resolution, duly designated and reclassified [       ] shares of the common
 stock of the Corporation into a class designated Class B Exchangeable Common Stock and has provided for the issuance of such class.

           SECOND: The preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption of the shares of such class of common stock, which upon any restatement of the Articles shall be included as part of Article VI of the Articles, are as follows:

                     CLASS B EXCHANGEABLE COMMON STOCK


      1    Designation and Number.  A class of Common Stock of the
 Corporation, designated the "Class B Exchangeable Common Stock" (the "Class B Common"), is hereby established. The number of shares of the Class B
 Common shall be [              ].

      2    Distributions.

           (a) For any quarterly period, holders of the shares of Class B Common shall be entitled to receive, if, when and as authorized by the Board of Directors out of funds legally available for the payment of distributions, cash distributions in an amount per share equal to the Class B Dividend Amount. Distributions on the Class B Common, if authorized, shall be payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year or, if not a Business Day, the next succeeding Business Day, commencing _______, 1999 (each, a "Distribution Payment Date"). Distributions will be payable to holders of record as they appear in the stock transfer records of the Corporation at the close of business on the applicable record date, which shall be such date designated by the Board of Directors of the Corporation for the payment of distributions that is not more than 30 nor less than 10 days prior to such Distribution Payment Date (each, a "Distribution Payment Record Date").

           (b) No distributions on the Class B Common shall be authorized by the Board of Directors of the Corporation or be paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law.

           (c) Distributions on the Class B Common will be noncumulative. If the Board of Directors of the Corporation does not authorize a dividend on the Class B Common payable on any Distribution Payment Date while any Class B Common is outstanding, then holders of the Class B Common will have no right to receive a distribution for that Distribution Payment Date, and the Corporation will have no obligation to pay a distribution for that Distribution Payment Date, whether or not distributions are declared and paid for any future Distribution Payment Date with respect to either the Common Stock, the preferred stock, par value $0.01 per share, of the Corporation or any other Capital Stock.

           (d) No distributions, whether in cash, securities or property, will be authorized or paid or set apart for payment to holders of Common Stock for any quarterly period unless for each share of Class B Common outstanding, a distribution equal to the Class B Dividend Amount with respect to such period has been or contemporaneously is authorized and paid or authorized and a sum sufficient for the payment thereof is set apart for such payment to holders of the Class B Common for the then current distribution period. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Class B Common which may be in arrears.

           (e) Subject to the rights and preferences of other classes or series of Capital Stock, the Corporation, at its election and as determined in the sole discretion of the Board of Directors of the Corporation, may authorize and pay a distribution to holders of Class B Common in excess of the Class B Dividend Amount.

           (f) Shares of Class B Common shall not entitle the holders thereof to receive any distribution made in respect of Common Stock.

      3    Liquidation.

           Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (referred to herein as a "liquidation"), the holders of the Class B Common will have no liquidation preference, but will be entitled to share ratably (treating each Class B Common share as the equivalent of that number of shares of Common Stock into which it may then be exchanged) in any distribution or payment made to holders of Common Stock.

      4    Redemption.

           Shares of Class B Common will not be redeemable; provided, however, that the foregoing shall not prohibit the Corporation from repurchasing shares of Class B Common from any holder if and to the extent such holder agrees to sell such shares.

      5    Voting Rights.

           Holders of Class B Common shall have the right to vote on all matters submitted to a vote of the holders of Common Stock; holders of Class B Common and Common Stock shall vote together as a single class. In any such vote, each holder of Class B Common shall be entitled to one vote with respect to each share of Class B Common held by such holder.

      6    Exchange at Holder's Election.

           (a) Subject to Section 10, shares of Class B Common will be exchangeable at any time, at the option of the holders thereof, into Common Stock at a rate of one share of Common Stock per share of Class B Common, subject to adjustment as described below (the "Exchange Rate"); provided, however, that the right of a holder to exchange shares of Class B Common for which the Corporation has mailed an Exchange Notice (as defined below) will terminate at the close of business on the fifth Business Day prior to the Exchange Date (as defined below).

           (b) To exercise the exchange right, the holder of Class B Common to be exchanged shall surrender the certificate representing such Class B Common, duly endorsed or assigned to the Corporation or in blank, at the principal office of the Transfer Agent accompanied by written notice to the Corporation that such holder elects to exchange such Class B Common. Unless the shares issuable on exchange are to be issued in the same name as the name in which such Class B Common is registered, in which case the Corporation shall bear the related taxes, each share surrendered for exchange shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

           (c) Each exchange consummated pursuant to this Section 6 shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates representing shares of Class B Common shall have been surrendered and such notice (and if applicable, payment of an amount equal to the distribution payable on such shares) received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates representing shares of Common Stock shall be issuable upon such exchange shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date, and such exchange shall be at the Exchange Rate in effect at such time and on such date unless the stock transfer records of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer records are open, but such exchange shall be at the Exchange Rate in effect on the date on which such shares have been surrendered and such notice received by the Corporation.

           (d) Holders of shares of Class B Common at the close of business on a Distribution Payment Record Date shall be entitled to receive and retain the distribution payable on such shares on the corresponding Distribution Payment Date notwithstanding the exchange of such shares following such Distribution Payment Record Date and on or prior to such Distribution Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid distributions, whether or not in arrears, on exchanged shares or for distribution on the Common Stock that is issued upon such exchange.

           As promptly as practicable after the surrender of certificates representing Class B Common as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the exchange of such shares in accordance with the provisions of this Section 6, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in
 Section 8.

      7    Exchange at Corporation's Option.

           (a) The Class B Common shall not be exchangeable by the Corporation prior to the end of the 54-month period commencing with the Class B Issue Date. Subject to Section 10, each share of Class B Common (and each share of Class B Excess Common (as defined below)) will be exchangeable at any time after the fifty-four (54) month period immediately following the Class B Issue Date, at the option of the Corporation, into Common Stock at the Exchange Rate, plus the amounts indicated in Section 7(e). If fewer than all of the outstanding shares of Class B Common are to be exchanged, the shares to be exchanged shall be determined pro rata or by lot or in such other manner as prescribed by the Board of Directors of the Corporation to be equitable. If fewer than all the shares of Class B Common represented by any certificate are exchanged, then new certificates representing the unredeemed shares shall be issued without cost to the holder thereof.

           (b) At least 30 days, but no more than 60 days, prior to a date fixed for exchange of some or all of the Class B Common (the "Exchange Date") in accordance with this Section 7, written notice (the "Exchange Notice") shall be given by first class mail, to each holder of record on a date no more than three business days prior to the mailing date of such notice at such holder's address as it appears in the stock transfer records of the Corporation; provided, however, neither failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the exchange of any share of Class B Common to be exchanged. The Exchange Notice shall include the following information:

              (i)  the Exchange Rate;

              (ii) the number of shares of Class B Common to be exchanged and, if fewer than all the shares held by such holders are to be exchanged, the number of such shares to be exchanged from such holder;

              (iii)  the Exchange Date;

              (iv) the manner in which the holder is to surrender to the Corporation or the Transfer Agent, the certificate or certificates representing the shares of Class B Common to be exchanged;

              (v) that the holder's right to elect to exchange such holder's Class B Common for Common Stock will terminate on the fifth Business Day prior to the Exchange Date; and

              (vi) that dividends on the shares of Class B Common to be exchanged shall cease on the Exchange Date unless the Company defaults in the issuance of the Common Stock issuable upon exchange of such Class B Common.

           (c) Each holder shall surrender the certificate or certificates representing such shares of Class B Common so exchanged to the Corporation or the Transfer Agent, duly endorsed (or otherwise in proper form for transfer, as determined by the Corporation), in the manner and at the place designated in the Exchange Notice, and on the Exchange Date the number of full shares of Common Stock issuable upon the exchange of such shares of Class B Common shall be payable to the holder whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired.

           (d) On or after the Exchange Date, unless the Corporation defaults in the issuance of the shares of Common Stock as described above and except as provided in Section 7(e), (i) all distributions on any Class B Common so called for exchange shall cease on the Exchange Date, and all rights of the holders of such shares of Class B Common as holders of Class B Common shall terminate with respect thereto on the Exchange Date, other than the right to receive the shares of Common Stock issuable upon exchange thereof, (ii) the shares of Class B Common called for exchange will not be transferred (except with the consent of the Corporation) on the Corporation's stock transfer records, and (iii) such shares shall no longer be deemed outstanding for any purpose whatsoever. Until shares of Class B Common Stock called for exchange are surrendered in the manner described in the Exchange Notice, no shares of Common Stock will be issued in respect thereof. No provision will be made in respect of distributions payable on such Common Stock prior to the Exchange Date.

           (e) If the Exchange Date falls after a Distribution Payment Record Date and on or prior to the corresponding Distribution Payment Date, then each holder of Class B Common at the close of business on such Distribution Payment Record Date shall be entitled to the distribution payable on such shares on the corresponding Distribution Payment Date notwithstanding the exchange of such shares prior to such Distribution Payment Date.

           (f) Following the Exchange Date, the Corporation shall pay all distributions payable on the Common Stock to be exchanged for the Class B Common with a Distribution Payment Record Date following the Exchange Date notwithstanding the exchange of certificates representing such shares after such the Distribution Payment Record Date.

      8    No Fractional Shares.

           No fractional shares of Common Stock shall be issued upon exchange of Class B Common. Instead of any fractional share of Common Stock that would otherwise be deliverable upon the exchange of a share of Class B Common, the Corporation shall pay to the holder of such share an amount in cash in respect of such fractional interest based upon the Current Market Price of a share of Common Stock on the Trading Day immediately preceding the date of exchange. If more than one share of Class B Common shall be surrendered for exchange at one time by the same holder, the number of full shares of Common Stock issuable upon exchange thereof shall be computed on the basis of the aggregate number of shares of Class B Common so surrendered.

      9    Exchange Rate Adjustments.

           (a) The Exchange Rate shall be adjusted from time to time as follows:

              (i) If the Corporation shall after the date on which shares of Class B Common are first issued (the "Class B Issue Date") (A) pay or make a distribution to holders of Common Stock in the form of Common Stock,
 (B) subdivide its outstanding Common Stock into a greater number of shares,
 (C) combine its outstanding Common Stock into a smaller number of shares or
 (D) issue any equity securities by reclassification of its Common Stock (other than any reclassification by way of merger or binding share exchange that is subject to Section 9(b)), then the Exchange Rate in effect at the opening of business on the day following the record date for the determination of stockholders entitled to receive such distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any share of Class B Common thereafter surrendered for exchange shall be entitled to receive the number of shares of Common Stock and other equity securities issued by reclassification of Common Stock that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such shares been exchanged immediately prior to the record date in the case of a distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the day following such record date (except as provided in Section 9(e)) in the case of a distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

              (ii) If the Corporation shall issue after the Class B Issue Date rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date for determination of stockholders entitled to receive such rights, options or warrants) to subscribe for or purchase shares of Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share less than the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive such rights, options or warrants, then the Exchange Rate in effect at the opening of business on the day following such record date shall be adjusted to equal the amount determined by multiplying (I) the Exchange Rate in effect immediately prior to the opening of business on the day following the record date fixed for such determination by (II) a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the record date fixed for such determination and (B) the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights, options or warrants and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the record date fixed for such determination and (B) the number of shares that the aggregate proceeds to the Corporation from the exercise of such rights, options or warrants for Common Stock would purchase at such Fair Market Value. Such adjustment shall become effective immediately after the opening of business on the day following such record date (except as provided in Section 9(e)). In determining whether any rights, options or warrants entitle the holders of Common Stock to subscribe for or purchase Common Stock at less than the Fair Market Value, there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights, options or warrants, with the value of such consideration, if other than cash, to be determined by the Board of Directors of the Corporation.

              (iii) If the Corporation shall distribute to all holders of its Common Stock any equity securities of the Corporation (other than Common Stock) or evidences of its indebtedness or assets (excluding cash distributions and those rights, options and warrants referred to in and treated under subparagraph (ii) above), then the Exchange Rate shall be adjusted so that it shall equal the amount determined by multiplying (I) the Exchange Rate in effect immediately prior to the close of business on the record date fixed for the determination of stockholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on the record date for such determination and the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for such determination less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the equity securities, evidences of indebtedness or assets so distributed applicable to one share of Common Stock. Such adjustment shall become effective immediately at the opening of business on the day following such record date (except as provided in Section 9(e)). For the purposes of this subparagraph (iii), the distribution of equity securities, evidences of indebtedness or assets which are distributed not only to the holders of Common Stock on the record date fixed for the determination of stockholders entitled to such distribution, but also are distributed with each share of Common Stock delivered to a person exchanging a share of Class B Common at any time after such record date, shall not require an adjustment of the Exchange Rate pursuant to this subparagraph (iii), provided that on the date, if any, on which a person exchanging a share of Class B Common would no longer be entitled to receive such equity securities, evidences of indebtedness or assets with a share of Common Stock (other than as a result of the termination of all such equity securities, evidences of indebtedness or assets), a distribution of such equity securities, evidences of indebtedness or assets shall be deemed to have occurred, and the Exchange Rate shall be adjusted as provided in this subparagraph (iii) (and such day shall be deemed to be "the record date fixed for the determination of the stockholders entitled to receive such distribution" and the "record date" within the meaning of the two preceding sentences).

              (iv) The Exchange Rate may be further adjusted from time to time as described in this subparagraph (iv); provided, however, that the Exchange Rate as so adjusted shall only be applicable in the event that the exchange of Class B Common is effected pursuant to Section 6 and then, only to shares of Class B Common surrendered for exchange in accordance with
 Section 6(b); and all adjustments described in this subparagraph (iv) shall be disregarded in the event of any exchange pursuant to Section 7. If during any quarter of any Class B Year, the total distributions paid on a share of Class B Common for such quarter and the immediately prior quarter is less than the sum of (x) 1/4th of the Unadjusted Class B Dividend Amount applicable to the current quarter plus (y) 1/4th of the Unadjusted Class B Dividend Amount applicable to the immediately prior quarter, then the Exchange Rate thereafter shall be subject to adjustment as follows. If at the time the exchange option is exercised pursuant to Section 6:

           (A) the Exchange Consideration Amount is equal to or greater than $27.50, then no additional adjustment is required;

           (B) the Exchange Consideration Amount is less than $27.50, but equal to or greater than $22.00, then the Exchange Rate will be multiplied by the quotient of (I) $27.50 divided by (II) the Exchange Consideration Amount.

           (C) the Exchange Consideration Amount is less than $22.00, then the Exchange Rate will be multiplied by 1.25.

              (v) No adjustment in the Exchange Rate shall be required other than by reason of Section 9(a)(iv) unless such adjustment would require a cumulative increase or decrease of at least 1% in the Exchange Rate; provided, however, that any adjustments that by reason of this subparagraph (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 9 (other than this subparagraph (v)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Stock. Notwithstanding any other provisions of this Section 9, the Corporation shall not be required to make any adjustment of the Exchange Rate for the issuance of any Common Stock pursuant to any plan providing for the reinvestment of distributions or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Stock under such plan. All calculations under this Section 9 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this subsection (a) to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such increases in the Exchange Rate, in addition to those required by this subsection (a), as it in its discretion shall determine to be advisable in order that any share distributions, subdivision, reclassification or combination of shares, distribution of rights, options or warrants to purchase shares or securities, or a distribution of other assets (other than cash distributions) hereafter made by the Corporation to its stockholders shall not be taxable.

           (b) Except as otherwise provided for in Section 9(a)(i), if the Corporation shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the Common Stock, sale or transfer of all or substantially all of the Corporation's assets or recapitalization of the Common Stock) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which Common Stock shall be converted into the right to receive shares, stock, securities or other property (including cash or any combination thereof), the Corporation (or its successor in such Transaction) shall make appropriate provision so that each share of Class B Common, if not converted into the right to receive shares, stock, securities or other property in connection with such Transaction in accordance with the third to last sentence of this subsection (b) shall thereafter be exchangeable into the kind and amount of shares, stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Class B Common was convertible immediately prior to such Transaction, assuming such holder of Common Stock (i) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise his rights of the election, if any, as to the kind or amount of shares, stock, securities and other property (including cash or any combination thereof) receivable upon such Transaction (each, a "Non-Electing Share") (provided that if the kind and amount of shares, stock, securities and other property (including cash or any combination thereof) receivable upon consummation of such Transaction is not the same for each Non-Electing Share, the kind and amount of shares, stock, securities and other property (including cash or any combination thereof) receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The Corporation shall not be a party to any Transaction in which any share of Class B Common is converted into the right to receive shares, stock, securities or other property (including cash or any combination thereof) with an aggregate value (as determined by the Board of Directors in good faith, whose determination shall be conclusive) less than that receivable by the number of shares of Common Stock into which shares of Class B Common were exchangeable immediately prior to such Transaction. The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this subsection (b), and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Class B Common that will contain provisions enabling holders of Class B Common that remains outstanding after such Transaction to exchange their Class B Common into the consideration received by holders of Common Stock at the Exchange Rate in effect immediately prior to such Transaction. The provisions of this subsection (b) shall similarly apply to successive Transactions.

           (c)   If:

              (i) the Corporation shall declare a distribution on the Common Stock (other than cash distributions which do not constitute extraordinary dividends) or there shall be a reclassification, subdivision or combination of the Common Stock; or

              (ii) the Corporation shall grant to the holders of the Common Stock of rights, options or warrants to subscribe for or purchase Common Stock at less than Fair Market Value; or

              (iii)  the Corporation shall enter into a Transaction;

              (iv) there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; or

              (v)  there shall occur the circumstances described in clause
 (a)(iv) of Section 9 that would cause the Exchange Rate to be adjusted,

 then the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of the Class B Common at their addresses as shown on the stock transfer records of the Corporation, as promptly as possible, but at least 15 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights, options or warrants are to be determined or (ii) the date on which such reclassification, subdivision, combination, Transaction or liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property, if any, deliverable upon such reclassification, subdivision, combination, Transaction or liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this
 Section 9.

           (d) Whenever the Exchange Rate is adjusted as herein provided, the Corporation shall promptly file with the Transfer Agent an officer's certificate setting forth the Exchange Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Exchange Rate setting forth the adjusted Exchange Rate and the effective date such adjustment becomes effective and shall mail such notice of such adjustment of the Exchange Rate to the holder of each share of Class B Common at such holder's last address as shown on the stock transfer records of the Corporation.

           (e) In any case in which Section 9(a) provides that an adjustment shall become effective on the day following the record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Class B Common converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) fractionalizing any share of Class B Common and/or paying to such holder any amount of cash in lieu of any fraction pursuant to Section 8.

           (f) There shall be no adjustment of the Exchange Rate in case of the issuance of any equity securities of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 9. If any action or transaction would require adjustment of the Exchange Rate pursuant to more than one subsection of Section 9(a), only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value.

           (g) If the Corporation shall take any action affecting the Common Stock, other than action described in this Section 9, that in the opinion of the Board of Directors of the Corporation would materially adversely affect the exchange rights of the holders of the Class B Common, the Exchange Rate for the Class B Common shall be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors of the Corporation, in its sole discretion, determines to be equitable in the circumstances.

           (h) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of effecting any exchange of the Class B Common, the full number of shares of Common Stock deliverable upon the exchange of all outstanding shares of Class B Common not theretofore exchanged. For purposes of this subsection (h), the number of shares of Common Stock that shall be deliverable upon the exchange of all outstanding shares of Class B Common shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

           The Corporation covenants that any shares of Common Stock issued upon exchange of the Class B Common shall be validly issued, fully paid and non-assessable.

           The Corporation shall list the Common Stock required to be delivered upon exchange of the Class B Common, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

           Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon exchange of the Class B Common, the Corporation shall comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof, by any governmental authority.

           (i) The Corporation shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Stock or other securities or property on exchange of the Class B Common pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Stock or other securities or property in a name other than that of the record holder of the Class B Common to be exchanged, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

      10   Ownership Limitations.  Notwithstanding Article VII of the
 Articles, the provisions of this Section 10 shall apply with respect to the limitations on the ownership and acquisition of shares of Class B Common.

           (a)   Restriction on Ownership and Transfer.

              (i) Except as provided in Section 10(h), no Person shall Beneficially Own or Constructively Own any shares of Class B Common such that such Person would Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit;

              (ii) Except as provided in Section 10(h), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the New York Stock Exchange, Inc. (the "NYSE")) that, if effective, would result in any Person Beneficially Owning Class B Common in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Class B Common which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such Class B Common;

              (iii) Except as provided in Section 10(h), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that, if effective, would result in any Person Constructively Owning Class B Common in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Class B Common which would be otherwise Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such Class B Common; and

              (iv) Notwithstanding any other provisions contained in this
 Section 10, any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) or other event that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT (including, but not limited to, a Transfer or other event that would result in the Corporation owning (directly or Constructively) an interest in a tenant that is described in
 Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code) shall be void ab initio as to the Transfer of the Class B Common or other event which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code or would otherwise result in the Corporation failing to qualify as a REIT; and the intended transferee or owner or Constructive or Beneficial Owner shall acquire or retain no rights in such Class B Common.

           (b)   Conversion Into and Exchange For Class B Excess Common.
 If, notwithstanding the other provisions contained in this Section 10, at any time after the date of the Class B Issue Date, there is a purported Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE), change in the capital structure of the Corporation or other event such that one or more of the restrictions on ownership and transfers described in Section 10(a), above, has been violated, then the Class B Common being Transferred (or in the case of an event other than a Transfer, the Class B Common owned or Constructively Owned or Beneficially Owned or, if the next sentence applies, the Class B Common identified in the next sentence) which would cause the restriction on ownership or transfer to be violated (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Class B Common Excess Stock ("Class B Excess Common"). If at any time of such purported Transfer any of the shares of the Class B Common are then owned by a depositary to permit the trading of beneficial interests in fractional shares of Class B Common, then shares of Class B Common that shall be converted to Class B Excess Common shall be first taken from any Class B Common that is not in such depositary that is Beneficially Owned or Constructively Owned by the Person whose Beneficial Ownership or Constructive Ownership would otherwise violate the restrictions of Section 10(a) prior to converting any shares in such depositary. Any conversion pursuant to this subparagraph shall be effective as of the close of business on the Business Day prior to the date of such Transfer or other event.

           (c) Remedies For Breach. If the Board of Directors of the Corporation or its designee shall at any time determine in good faith that a Transfer or other event has taken place in violation of Section 10(a) or that a Person intends to Transfer or acquire, has attempted to Transfer or acquire or may Transfer or acquire direct ownership, beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of the Corporation in violation of Section 10(a), the Board of Directors of the Corporation or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, acquisition or other event, including, but not limited to, causing the Corporation to purchase such shares for Fair Market Value upon the terms and conditions specified by the Board of Directors of the Corporation in its sole discretion, refusing to give effect to such Transfer, acquisition or other event on the books of the Corporation or instituting proceedings to enjoin such Transfer, acquisition or other event; provided, however, that any Transfer or acquisition (or, in the case of events other than a Transfer or acquisition, ownership or Constructive Ownership or Beneficial Ownership) in violation of Section 10(a) shall automatically result in the conversion described in Section 10(b), irrespective of any action (or non-action) by the Board of Directors of the Corporation.

           (d) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire or Beneficially Owns or Constructively Owns shares of Class B Common in excess of the aforementioned limitations, or any Person who is or attempts to become a transferee such that Class B Excess Common results under the provisions of these Articles, shall immediately give written notice or, in the event of a proposed or attempted Transfer, give at least 15 days prior written notice to the Corporation of such event and shall provide to the Corporation such other information as it may request in order to determine the effect of any such Transfer on the Corporation's status as a REIT.

           (e) Owners Required To Provide Information. From and after the Class B Issue Date, each Person who is a Beneficial Owner or Constructive Owner of Class B Common and each Person (including the stockholder of record) who is holding Class B Common for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information with respect to the direct, indirect and constructive ownership of Class B Common as the Corporation may request, in good faith, in order to comply with the provisions of the Code applicable to REITs, to comply with the requirements of any taxing authority or governmental agency or to determine such compliance.

           (f)   Remedies Not Limited.  Nothing contained in this Section
 10 (but subject to Section 10(l)) shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

           (g) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 10, including any definition contained in Section 11, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this
 Section 10 with respect to any situation based on the facts known to it (subject, however, to the provisions of Section 10(l)).

           (h)   Exceptions.

              (i) Subject to Section 10(a)(iv), the Board of Directors of the Corporation, in its sole and absolute discretion, with the advice of the Corporation's tax counsel, may exempt a Person from the limitation on a Person Beneficially Owning Class B Common in excess of the Ownership Limit if such Person is not an individual for purposes of Section 542(a)(2) of the Code and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficially Owning Class B Common will violate the Ownership Limit and such Person agrees that any violation of such representations or undertaking (or other action which is contrary to the restrictions contained in this Section 10) or attempted violation will result in such Class B Common Beneficially Owned in excess of the Ownership Limit being exchanged for Class B Excess Common in accordance with Section 10(b).

              (ii) Subject to Section 10(a)(iv), the Board of Directors of the Corporation, in its sole and absolute discretion, with advice of the Corporation's tax counsel, may exempt a Person from the limitation on a Person Constructively Owning Class B Common in excess of the Ownership Limit if such Person does not and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9% interest (as set forth in Section 856(d)(2)(B) of the Code) in a tenant of the Corporation and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and such Person agrees that any violation or attempted violation will result in such Class B Common Constructively Owned in excess of the Ownership Limit being exchanged for Excess Stock in accordance with Section 10(b).

              (iii) Prior to granting any exception pursuant to Section 10(h)(i) or 10(h)(ii), the Board of Directors of this Corporation may require a ruling from the IRS, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, in its sole discretion as it may deem necessary or advisable in order to determine or ensure the Corporation's organization and operation in conformity with the requirements for qualification as a REIT under the Code; provided, however, that obtaining a favorable ruling or opinion shall not be required for the Board of Directors to grant an exception hereunder.

           (i) Increase in Ownership Limit. Notwithstanding anything herein to the contrary, Article VII, Section 9 of the charter of the Corporation shall apply to this Section 10.

           (j) Legend. Each certificate for Class B Common shall bear substantially the following legend:

           "The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(d) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series. The following summary does not purport to be complete and is subject to and qualified in its entirety by reference to the charter of the Corporation including all amendments and supplements thereto (the "Charter"), a copy of which, including restrictions on transfer, will be sent without charge to each stockholder who so requests. Such request must be made to the Secretary of the Corporation at its principal office or to the Transfer Agent. All capitalized terms in this legend have the meanings defined in the Charter.

           The securities represented by this certificate are subject to restrictions on ownership and transfer for the purpose of the Corporation's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own or Constructively Own any shares of Class B Common such that such Person would Beneficially Own or Constructively Own Common Equity in excess of 9% in value of the aggregate of the outstanding shares of Common Equity of the Corporation. Any Person who acquires or attempts to acquire or Beneficially Owns or Constructively Owns shares of Class B Common in excess of the aforementioned limitation, or any Person who is or attempts to become a transferee such that Class B Excess Common would result under the provisions of the Charter, shall immediately give written notice or, in the event of a proposed or attempted Transfer, give at least 15 days prior written notice to the Corporation of such event and shall provide to the Corporation such other information as it may request in order to determine the effect of any such Transfer on the corporation's status as a REIT. Transfers in violation of the restrictions described above shall be void ab initio. If the restrictions on ownership and transfer are violated, the securities represented hereby will be designated and treated as shares of Class B Excess Common which will be transferred, by operation of law, to the trustee of a trust for the exclusive benefit of one or more charitable organizations.

           (k) Severability. If any provision of this Section 10 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

           (l)   Class B Excess Common.

              (i) Ownership In Trust. Upon any purported Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that results in the issuance of Class B Excess Common pursuant to Section 10(b), such Class B Excess Common shall be deemed to have been transferred to the Trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. The Trustee shall be appointed by the Corporation, and shall be a person unaffiliated with the Corporation, any Purported Beneficial Transferee or any Purported Record Transferee. By written notice to the Trustee, the Corporation shall designate one or more non-profit organizations to be the Charitable Beneficiary(ies) of the interest in the Trust representing the Class B Excess Common such that (a) the shares of Class B Common from which the shares of Class B Excess Common held in the Trust were so converted would not violate the restrictions set forth in paragraph (a) of this Section 10 in the hands of such Charitable Beneficiary and (b) each Charitable Beneficiary is an organization described in Sections 170(b)(1)\(a), 170(c)(2) and 501(c)(3) of the Code. The Trustee of the Trust will be deemed to own the Class B Excess Common for the benefit of the Charitable Beneficiary on the date of the purported Transfer or other event that results in Class B Excess Common pursuant to paragraph (b) of this Section
 10. Class B Excess Common so held in trust shall be issued and outstanding shares of stock of the Corporation. The Purported Record Transferee shall have no rights in such Class B Excess Common except the right to designate a transferee of such Class B Excess Common upon the terms specified in
 Section 10(l)(v). The Purported Beneficial Transferee shall have no rights in such Class B Excess Common except as provided in this Section 10.

              (ii) Dividend Rights. Class B Excess Common will be entitled to dividends and distributions authorized and declared with respect to the Class B Common from which the Class B Excess Common was converted and will be payable to the Trustee of the Trust in which such Class B Excess Common is held, for the benefit of the Charitable Beneficiary. Dividends and distributions will be authorized and declared with respect to each share of Class B Excess Common in an amount equal to the dividends and distributions authorized and declared on each share of Class B Common from which the Class B Excess Common was converted. Any dividend or distribution paid to a Purported Record Transferee prior to the discovery by the Corporation that Class B Common has been transferred in violation of the provisions of this Section 10 shall be repaid by the Purported Record Transferee to the Trustee upon demand. The Corporation shall rescind any dividend or distribution authorized and declared but unpaid as void ab initio with respect to the Purported Record Transferee, and the Corporation shall pay such dividend or distribution when due to the Trustee of the Trust for the benefit of the Charitable Beneficiary.

              (iii) Conversion Rights.  Holders of shares of Class B
 Excess Common shall not be entitled to exchange any shares of Class B Excess Common into shares of Common Stock. Any exchange of shares of Class B Common for shares of Common Stock made prior to the discovery by the Corporation that such shares of Class B Common have been converted into Class B Excess Common shall be void ab initio and the Purported Record Transferee shall return the shares of Common Stock into which the Class B Common was exchanged upon demand to the Corporation which shares of Common Stock shall be exchanged back into Class B Excess Common and deposited into the Trust. Notwithstanding the foregoing, at any time on or after the Class B Issue Date, the Corporation may elect to exchange Class B Excess Common for Common Stock in accordance with Section 7.

              (iv) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any other distribution of all or substantially all of the assets of the Corporation, each holder of shares of Class B Excess Common shall be entitled to receive, ratably (treating each Class B Excess Common share as the equivalent of that number of shares of Common Stock into which it may then be exchanged by the Corporation pursuant to Section 7) with each other holder of Class B Common and Class B Excess Common converted from Class B Common, any distribution or payment made to all holders of Common Stock.

           Any liquidation distributions to be distributed with respect to Class B Excess Common shall be distributed in the same manner as proceeds from the sale of Class B Excess Common are distributed as set forth in
 Section 10(l)(v).

              (v) Non-Transferability of Excess Stock. Class B Excess Common shall not be transferable. In its sole discretion, the Trustee of the Trust may transfer the interest in the Trust representing shares of Class B Excess Common to any Person if the shares of Class B Excess Common would not be Class B Excess Common in the hands of such Person. If such transfer is made, the interest of the Charitable Beneficiary in the Class B Excess Common shall terminate and the proceeds of the sale shall be payable by the Trustee to the Purported Record Transferee and to the Charitable Beneficiary as herein set forth. The Purported Record Transferee shall receive from the Trustee the lesser of (i) the price paid by the Purported Record Transferee for its shares of Class B Common that were converted into Class B Excess Common or, if the Purported Record Transferee did not give value for such shares (e.g. the stock was received through a gift, devise or other transaction), the average closing price for the class of shares from which such shares of Class B Excess Common were converted for the ten trading days immediately preceding such sale or gift, and (ii) the price received by the Trustee from the sale or other disposition of the Class B Excess Common held in trust. The Trustee may reduce the amount payable to the Purported Record Transferee by the amount of dividends and distributions which have been paid to the Purported Record Transferee and are owed by the Purported Record Transferee to the Trustee pursuant to
 Section 10(l)(ii). Any proceeds in excess of the amount payable to the Purported Record Transferee shall be paid by the Trustee to the Charitable Beneficiary. Upon such transfer of an interest in the Trust, the corresponding shares of Class B Excess Common in the Trust shall be automatically exchanged for an equal number of shares of Class B Common and such shares of Class B Common shall be transferred of record to the transferee of the interest in the Trust if such shares of Class B Common would not be Class B Excess Common in the hands of such transferee. Prior to any transfer of any interest in the Trust, the Corporation must have waived in writing its purchase rights under Section 10(l)(vii).

              (vi) Voting Rights for Class B Excess Common. Any vote cast by a Purported Record Transferee of Class B Excess Common prior to the discovery by the Corporation that Class B Common has been transferred in violation of the provisions of this Section 10 shall be void ab initio. While the Class B Excess Common is held in trust, the Purported Record Transferee will be deemed to have given an irrevocable proxy to the Trustee to vote the shares of Class B Common which have been converted into shares of Class B Excess Common for the benefit of the Charitable Beneficiary.

              (vii) Purchase Rights in Class B Excess Common. Notwithstanding the provisions of Section 10(l)(v), shares of Class B Excess Common shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of
 (i) the price per share in the transaction that required the issuance of such Class B Excess Common (or, if the Transfer or other event that resulted in the issuance of Class B Excess Common was not a transaction in which the Purported Beneficial Transferee gave full value for such Class B Excess Common, a price per share equal to the Market Price on the date of the purported Transfer or other event that resulted in the issuance of Class B Excess Common) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the Transfer or other event which resulted in the issuance of such shares of Class B Excess Common and (ii) the date the Board of Directors determines in good faith that a Transfer or other event resulting in the issuance of shares of Class B Excess Common has occurred, if the Corporation does not receive a notice of such Transfer or other event pursuant to Section 10(d). The Corporation may appoint a special trustee of the Trust for the purpose of consummating the purchase of Class B Excess Common by the Corporation. In the event that the Corporation's actions cause a reduction in the number of shares of Class B Common outstanding and such reduction results in the issuance of Class B Excess Common, the Corporation is required to exercise its option to repurchase such shares of Class B Excess Common if the Beneficial Owner notifies the Corporation that it is unable to sell its rights to such Class B Excess Common.

           (m) Settlement. Nothing in this Section 10 shall preclude the settlement of any transaction entered into through the facilities of the NYSE.

      11   Definitions.  For purposes of the provisions included in Article
 VII of the Articles as a result of the Articles Supplementary adopted and filed in connection with the designation and reclassification of the Class B Common:

           "Aggregate FFO Growth" shall mean, with respect to any Class B Year, the fraction (expressed as a percentage), the numerator of which is the excess, if any, of FFO per share of Common Stock in such Class B Year over the FFO per share of Common Stock in the Base Year ("Base Year FFO"), in each case, calculated on a fully diluted basis and the denominator of which is the Base Year FFO, calculated on a fully diluted basis in accordance with GAAP; provided however, that for purposes of dilution calculation, Class B Common Stock and Class B Excess Common will be deemed converted into Common Stock at then applicable Exchange Rate for an exchange at the election of a holder pursuant to Section 6.

           "Base Year" shall mean the twelve month period ending on the last day of the calendar quarter in which the Class B Issue Date occurs.

           "Base Year Quarterly Dividend" shall mean $.3375 per share.

           "Beneficial Ownership" shall mean ownership of Class B Common or Class B Excess Common by a Person who is or would be treated as an owner of such Class B Common or Class B Excess Common either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

           "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

           "Capital Stock" shall mean all classes of series of stock of the Corporation, including, without limitation, Common Stock, Class B Common, preferred stock, par value $0.01 per share and excess stock, par value $0.01 per share.

           "Charitable Beneficiary" shall mean a beneficiary of the Trust as determined pursuant to Section 10(l).

           "Class B Dividend Amount" shall mean, with respect to any quarterly period, an amount equal to 1/4th of the product of (a) the Unadjusted Class B Dividend Amount for the Class B Year in which such quarterly period occurs, multiplied by (b) the Dividend Payment Percentage for such quarterly period; provided, however that if during any Class B Year after the first Class B Year, the Unadjusted Class B Dividend Amount for the then current Class B Year is less than the Unadjusted Class B Dividend Amount for the prior Class B Year, then for each quarter during such year having a Dividend Payment Percentage of 100% the Class B Dividend Amount for such quarter shall not be less than the sum of (i) the dividends paid on a share of Common Stock plus (ii) $0.2225. Notwithstanding the foregoing, the Class B Dividend Amount for the quarter in which the Class B Issue Date occurs shall be equal to the product of (a) $.006222, multiplied by (b) the number of days elapsed from the Class B Issue Date to the last day of the calendar quarter in which the Class B Issue Date occurs and multiplied by (c) the Dividend Payment Percentage for such quarterly period.

           "Class B Year" shall mean the Base Year and each consecutive twelve-month period thereafter.

           "Code" shall mean the Internal Revenue Code of 1986, as amended.

           "Common Equity" shall mean all shares now or hereafter authorized of any class of common stock of the Corporation, including the Common Stock and the Class B Common Stock, and any other stock of the Corporation, howsoever designated, authorized after the Class B Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

           "Constructive Ownership" shall mean ownership of Class B Common or Class B Excess Common by a Person who is or would be treated as an owner of such Class B Common or Class B Excess Common either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

           "Current Market Price" of publicly traded Common Stock or any other equity security of the Corporation or any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on the Nasdaq National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on such day shall not have been reported through Nasdaq the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Corporation's Chief Executive Officer or the Board of Directors of the Corporation.

           "Dividend Payment Percentage" shall mean, with respect to any quarterly period, the lesser of (a) 1 and (b) the fraction (expressed as a percentage) equal to (i) the dividend paid on the Common Stock in such quarter over (ii) the Base Year Quarterly Dividend.

           "Exchange Consideration Amount" shall mean, on any date of determination, the product of (a) the Market Price of the Common Stock on such date multiplied by (b) the Exchange Rate on such date, without giving effect to the adjustment described in Section 9(a)(iv).

           "Fair Market Value" shall mean the average of the daily Current Market Prices per share of Common Stock during the ten consecutive Trading Days selected by the Corporation commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex-date" with respect to the issuance or distribution requiring such computation. The term "ex-date", when used with respect to any issuance or distribution, means the first day on which the shares of Common Stock trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, for purposes of determining that day's Current Market Price.

           "FFO" shall mean "funds from operations" as defined in the National Association of Real Estate Investment Trusts from time to time and determined in good faith by the Company and set forth in its filings with the Securities and Exchange Commission.

           "GAAP" shall mean generally accepted accounting principles.

           "IRS" shall mean the United States Internal Revenue Service.

           "Market Price " as to any date shall mean the average of the last sales price reported on the NYSE of the Common Stock, on the ten trading days immediately preceding the relevant date, or if not then traded on the NYSE, the average of the last reported sales price of the Class B Common on the ten trading days immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock may be traded, or if not then traded over any exchange or quotation system, then the market price of the Common Stock on the relevant date as determined in good faith by the Board of Directors.

           "Ownership Limit" shall mean 9% in value of the aggregate of the outstanding shares of Common Equity. The value of shares of the outstanding shares of Common Equity shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

           "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; but does not include an underwriter which participates in a public offering of the Class B Common or any interest therein, provided that such ownership by such underwriter would not result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or otherwise result in the Corporation failing to qualify as a REIT.

           "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Class B Excess Common, the purported beneficial transferee or owner for whom the Purported Record Transferee would have acquired or owned shares of Class B Common if such Transfer had been valid under Section 10(a) below.

           "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Class B Excess Common Stock, the record holder of the Class B Common if such Transfer had been valid under Section 10(a).

           "Set apart for payment" shall be deemed to include, without any further action, the following: the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to an authorization of a dividend or other distribution by the Board of Directors of the Corporation, the allocation of funds to be so paid on any series or class of shares of the Corporation.

           "Trading Day" shall mean any day on which the securities in question are traded on the NYSE or, if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such securities are not quoted on the Nasdaq National Market, on the applicable securities market in which the securities are traded.

           "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Capital Stock, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Capital Stock or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Capital Stock), whether voluntary or involuntary, whether of record or beneficially or Beneficially or Constructively Owned (including but not limited to Transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Capital Stock), and whether by operation of law or otherwise. The term "Transferring" and "Transferred" shall have the correlative meanings.

           "Transfer Agent" shall mean American Stock Transfer & Trust Company, or such other agent or agents of the Corporation as may be designated by the Board of Directors of the Corporation or its designee as the transfer agent for the Class B Common.

           "Trust " shall mean the trust created pursuant to Section 10(l).

           "Trustee " shall mean the Person that is appointed by the Corporation pursuant to Section 10(l) to serve as trustee of the Trust, and any successor thereto.

           "Unadjusted Class B Dividend Amount" shall mean (a) $2.24 for the first Class B Year and (b) with respect to any Class B Year thereafter, an amount equal to $2.24 multiplied by the sum of (i) one plus (ii) 70% of Aggregate FFO Growth for the prior Class B Year, but in no event shall the Unadjusted Class B Dividend Amount be less than $2.24.

      12   Determination by Board.  Any determination by the Board of
 Directors pursuant to the terms of the Class B Common shall be final and binding upon the holders thereof and shall be conclusive for all purposes.

           THIRD: The Class B Common shares have been classified and designated by the Board of Directors under the authority contained in the Charter.

           FOURTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

           FIFTH: These Articles Supplementary shall be effective at the time the State Department of Assessments and Taxation of Maryland accepts these Articles Supplementary for record.

           IN WITNESS WHEREOF, Reckson Associates Realty Corp. has caused these presents to be signed in its name and on its behalf by its President and Chief Operating Officer and its corporate seal to be hereunto affixed and attested by its Secretary, and the said officers of the Corporation further acknowledge said instrument to be the corporate act of the Corporation, and state under the penalties of perjury that, to the best of their knowledge, information and belief, the matters and facts therein set forth with respect to approval are true in all material respects.


                              RECKSON ASSOCIATES REALTY CORP.


                              By: _____________________________________
                                           Scott H. Rechler,
                                  President and Chief Operating Officer


 (SEAL)

 ATTEST:

 ________________________
 Gregg Rechler, Secretary





                                           EXHIBIT B TO THE MERGER AGREEMENT


                    RECKSON OPERATING PARTNERSHIP, L.P.,
                                   Issuer

                                    and

                     RECKSON ASSOCIATES REALTY CORP.,
                                 Guarantor

                                    to

                     _______________________________
                                 Trustee



                                INDENTURE



                        Dated as of _______, __199_

                              Debt Securities





                         Reconciliation and tie between
            Trust Indenture Act of 1939 (the "Trust Indenture Act")
                                 and Indenture

 Trust Indenture
  Act Section                              Indenture Section

 section 310(a)(1)                              607
 (a)(2)                                         607
 (b)                                            608
 section 312(a)                                 701
 (b)                                            702
 (c)                                            702
 section 313(a)                                 703
 (b)(2)                                         703
 (c)                                            703
 (d)                                            703
 section 314(a)                                 704
 (c)(1)                                         102
 (c)(2)                                         102
 (e)                                            102
 (f)                                            102
 section 316(a) (last sentence)                 101
 (a)(1)(A)                                      502, 512
 (a)(1)(B)                                      513
 (b)                                            508
 section 317(a)(1)                              503
 (a)(2)                                         504
 (b)                                            1003
 section 318(a)                                 108


 Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

        Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 3 10 to and including 317 are a part of and govern every qualified indenture, whether or not physically contained herein.




                              TABLE OF CONTENTS

                                 ARTICLE ONE

           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

 Section 101.   Definitions  . . . . . . . . . . . . . . . . . . . . . . . .
      Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Additional Amounts . . . . . . . . . . . . . . . . . . . . . . . . .
      Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Annual Service Charge  . . . . . . . . . . . . . . . . . . . . . . .
      Authenticating Agent . . . . . . . . . . . . . . . . . . . . . . . .
      Authorized Newspaper . . . . . . . . . . . . . . . . . . . . . . . .
      Bearer Security  . . . . . . . . . . . . . . . . . . . . . . . . . .
      Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . .
      Board Resolution . . . . . . . . . . . . . . . . . . . . . . . . . .
      Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Commission . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Consolidated Income Available for Debt Service . . . . . . . . . . .
      Consolidated Net Income  . . . . . . . . . . . . . . . . . . . . . .
      Conversion Event . . . . . . . . . . . . . . . . . . . . . . . . . .
      Corporate Trust Office . . . . . . . . . . . . . . . . . . . . . . .
      Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Coupon . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      CUSIP number . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Defaulted Interest . . . . . . . . . . . . . . . . . . . . . . . . .
      Dollars  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Euro . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      European Monetary System . . . . . . . . . . . . . . . . . . . . . .
      European Union . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . .
      Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Foreign Currency . . . . . . . . . . . . . . . . . . . . . . . . . .
      GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      General Partner  . . . . . . . . . . . . . . . . . . . . . . . . . .
      Government Obligations . . . . . . . . . . . . . . . . . . . . . . .
      Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Guaranteed Securities  . . . . . . . . . . . . . . . . . . . . . . .
      Guarantor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Guarantor's Board of Directors . . . . . . . . . . . . . . . . . . .
      Guarantor's Board Resolution . . . . . . . . . . . . . . . . . . . .
      Guarantor's Officers' Certificate  . . . . . . . . . . . . . . . . .
      Guarantor Request  . . . . . . . . . . . . . . . . . . . . . . . . .
      Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Independent Public Accountants . . . . . . . . . . . . . . . . . . .
      Indexed Security . . . . . . . . . . . . . . . . . . . . . . . . . .
      Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Interest Payment Date  . . . . . . . . . . . . . . . . . . . . . . .
      Issuer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Issuer Request . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Judgment Currency  . . . . . . . . . . . . . . . . . . . . . . . . .
      Legal Holiday  . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Lien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      New York Banking Day . . . . . . . . . . . . . . . . . . . . . . . .
      Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . . .
      Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . . .
      Original Issue Discount Security . . . . . . . . . . . . . . . . . .
      Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Permitted Debt . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Place of Payment . . . . . . . . . . . . . . . . . . . . . . . . . .
      Predecessor Security . . . . . . . . . . . . . . . . . . . . . . . .
      Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . .
      Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . . .
      Registered Security  . . . . . . . . . . . . . . . . . . . . . . . .
      Regular Record Date  . . . . . . . . . . . . . . . . . . . . . . . .
      Required Currency  . . . . . . . . . . . . . . . . . . . . . . . . .
      Responsible Officer  . . . . . . . . . . . . . . . . . . . . . . . .
      Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Security Register  . . . . . . . . . . . . . . . . . . . . . . . . .
      Special Record Date  . . . . . . . . . . . . . . . . . . . . . . . .
      Stated Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . .
      Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Total Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Total Unencumbered Assets  . . . . . . . . . . . . . . . . . . . . .
      Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . .
      Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Undepreciated Real Estate Assets . . . . . . . . . . . . . . . . . .
      United States  . . . . . . . . . . . . . . . . . . . . . . . . . . .
      United States Alien  . . . . . . . . . . . . . . . . . . . . . . . .
      Unsecured Debt . . . . . . . . . . . . . . . . . . . . . . . . . . .
      U S. Depository  . . . . . . . . . . . . . . . . . . . . . . . . . .
      Vice President . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Voting Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Section 102.   Compliance Certificates and Opinions . . . . . . . . . . . .
 Section 103.   Form of Documents Delivered to Trustee . . . . . . . . . . .
 Section 104.   Acts of Holders  . . . . . . . . . . . . . . . . . . . . . .
 Section 105.   Notices, etc., to Trustee and Issuer and Guarantor . . . . .
 Section 106.   Notice to Holders of Securities; Waiver  . . . . . . . . . .
 Section 107.   Language of Notices  . . . . . . . . . . . . . . . . . . . .
 Section 108.   Conflict with Trust Indenture Act  . . . . . . . . . . . . .
 Section 109.   Effect of Headings and Table of Contents . . . . . . . . . .
 Section 110.   Successors and Assigns . . . . . . . . . . . . . . . . . . .
 Section 111.   Separability Clause  . . . . . . . . . . . . . . . . . . . .
 Section 112.   Benefits of Indenture  . . . . . . . . . . . . . . . . . . .
 Section 113.   Governing Law  . . . . . . . . . . . . . . . . . . . . . . .
 Section 114.   Legal Holidays . . . . . . . . . . . . . . . . . . . . . . .
 Section 115.   Counterparts . . . . . . . . . . . . . . . . . . . . . . . .
 Section 116.   Judgment Currency  . . . . . . . . . . . . . . . . . . . . .

                                 ARTICLE TWO
                              SECURITIES FORMS

 Section 201.   Forms Generally  . . . . . . . . . . . . . . . . . . . . . .
 Section 202.   Form of Trustee's Certificate of Authentication  . . . . . .
 Section 203.   Securities in Global Form  . . . . . . . . . . . . . . . . .

                                ARTICLE THREE

                               THE SECURITIES

 Section 301.   Amount Unlimited; Issuable in Series . . . . . . . . . . . .
 Section 302.   Currency; Denominations  . . . . . . . . . . . . . . . . . .
 Section 303.   Execution, Authentication, Delivery and Dating . . . . . . .
 Section 304.   Temporary Securities . . . . . . . . . . . . . . . . . . . .
 Section 305.   Registration, Transfer and Exchange  . . . . . . . . . . . .
 Section 306.   Mutilated, Destroyed, Lost and Stolen Securities . . . . . .
 Section 307.   Payment of Interest and Certain Additional Amounts;
                  Rights to Interest and Certain Additional Amounts
                  Preserved  . . . . . . . . . . . . . . . . . . . . . . . .
 Section 308.   Persons Deemed Owners  . . . . . . . . . . . . . . . . . . .
 Section 309.   Cancellation . . . . . . . . . . . . . . . . . . . . . . . .
 Section 310.   Computation of Interest  . . . . . . . . . . . . . . . . . .

                                ARTICLE FOUR
                   SATISFACTION AND DISCHARGE OF INDENTURE

 Section 401.   Satisfaction and Discharge . . . . . . . . . . . . . . . . .
 Section 402.   Defeasance and Covenant Defeasance . . . . . . . . . . . . .
 Section 403.   Application of Trust Money . . . . . . . . . . . . . . . . .

                                ARTICLE FIVE
                                  REMEDIES

 Section 501.   Events of Default  . . . . . . . . . . . . . . . . . . . . .
 Section 502.   Acceleration of Maturity; Rescission and Annulment . . . . .
 Section 503.   Collection of Indebtedness and Suits for Enforcement
                  by Trustee . . . . . . . . . . . . . . . . . . . . . . . .
 Section 504.   Trustee May File Proofs of Claim . . . . . . . . . . . . . .
 Section 505.   Trustee May Enforce Claims without Possession of
                  Securities or Coupons  . . . . . . . . . . . . . . . . . .
 Section 506.   Application of Money Collected . . . . . . . . . . . . . . .
 Section 507.   Limitations on Suits . . . . . . . . . . . . . . . . . . . .
 Section 508.   Unconditional Right of Holders to Receive Principal
                  and any Premium, Interest and Additional Amounts . . . . .
 Section 509.   Restoration of Rights and Remedies . . . . . . . . . . . . .
 Section 510.   Rights and Remedies Cumulative . . . . . . . . . . . . . . .
 Section 511.   Delay or Omission Not Waiver . . . . . . . . . . . . . . . .
 Section 512.   Control by Holders of Securities . . . . . . . . . . . . . .
 Section 513.   Waiver of Past Defaults  . . . . . . . . . . . . . . . . . .
 Section 514.   Waiver of Stay or Extension Laws . . . . . . . . . . . . . .
 Section 515.   Undertaking for Costs  . . . . . . . . . . . . . . . . . . .

                                 ARTICLE SIX
                                 THE TRUSTEE

 Section 601.   Certain Rights of Trustee  . . . . . . . . . . . . . . . . .
 Section 602.   Notice of Defaults . . . . . . . . . . . . . . . . . . . . .
 Section 603.   Not Responsible for Recitals or Issuance of Securities . . .
 Section 604.   May Hold Securities  . . . . . . . . . . . . . . . . . . . .
 Section 605.   Money Held in Trust  . . . . . . . . . . . . . . . . . . . .
 Section 606.   Compensation and Reimbursement . . . . . . . . . . . . . . .
 Section 607.   Corporate Trustee Required; Eligibility  . . . . . . . . . .
 Section 608.   Resignation and Removal; Appointment of Successor  . . . . .
 Section 609.   Acceptance of Appointment by Successor . . . . . . . . . . .
 Section 610.   Merger, Conversion, Consolidation or Succession to Business
 Section 611.   Appointment of Authenticating Agent  . . . . . . . . . . . .

                                ARTICLE SEVEN
         HOLDERS LISTS AND REPORTS BY TRUSTEE, GUARANTOR AND ISSUER

 Section 701.   Issuer and the Guarantor to Furnish Trustee Names and
                  Addresses of Holders . . . . . . . . . . . . . . . . . . .
 Section 702.   Preservation of Information; Communications to Holders . . .
 Section 703.   Reports by Trustee . . . . . . . . . . . . . . . . . . . . .
 Section 704.   Reports by Issuer and Guarantor  . . . . . . . . . . . . . .

                                ARTICLE EIGHT
                       CONSOLIDATION, MERGER AND SALES

 Section 801.   Issuer May Consolidate, Etc., Only on Certain Terms  . . . .
 Section 802.   Successor Person Substituted for Issuer  . . . . . . . . . .
 Section 803.   Guarantor May Consolidate, Etc., Only on Certain Terms . . .
 Section 804.   Successor Person Substituted for Guarantor . . . . . . . . .
 Section 805.   Assumption by Guarantor  . . . . . . . . . . . . . . . . . .

                                ARTICLE NINE
                           SUPPLEMENTAL INDENTURES

 Section 901.   Supplemental Indentures without Consent of Holders . . . . .
 Section 902.   Supplemental Indentures with Consent of Holders  . . . . . .
 Section 903.   Execution of Supplemental Indentures . . . . . . . . . . . .
 Section 904.   Effect of Supplemental Indentures  . . . . . . . . . . . . .
 Section 905.   Reference in Securities to Supplemental Indentures . . . . .
 Section 906.   Conformity with Trust Indenture Act  . . . . . . . . . . . .

                                 ARTICLE TEN
                                  COVENANTS

 Section 1001.  Payment of Principal, any Premium, Interest and
                  Additional Amounts . . . . . . . . . . . . . . . . . . . .
 Section 1002.  Maintenance of Office or Agency  . . . . . . . . . . . . . .
 Section 1003.  Money for Securities Payments to Be Held in Trust  . . . . .
 Section 1004.  Limitations on Incurrence of Debt  . . . . . . . . . . . . .
 Section 1005.  Additional Amounts . . . . . . . . . . . . . . . . . . . . .
 Section 1006.  Maintenance of Properties  . . . . . . . . . . . . . . . . .
 Section 1007.  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . .
 Section 1008.  Existence  . . . . . . . . . . . . . . . . . . . . . . . . .
 Section 1009.  Waiver of Certain Covenants  . . . . . . . . . . . . . . . .
 Section 1010.  Issuer Statement as to Compliance; Notice of Certain
                  Defaults . . . . . . . . . . . . . . . . . . . . . . . . .
 Section 1011.  Guarantor Statement as to Compliance; Notice of Certain
                  Defaults . . . . . . . . . . . . . . . . . . . . . . . . .
 Section 1012.  Maintenance of Total Unencumbered Assets . . . . . . . . . .
 Section 1013.  [Intentionally Omitted]  . . . . . . . . . . . . . . . . . .
 Section 1014.  Payment of Taxes and Other Claims  . . . . . . . . . . . . .
 Section 1015.  Provision of Financial Information . . . . . . . . . . . . .

                               ARTICLE ELEVEN
                          REDEMPTION OF SECURITIES

 Section 1101.  Applicability of Article . . . . . . . . . . . . . . . . . .
 Section 1102.  Election to Redeem; Notice to Trustee  . . . . . . . . . . .
 Section 1103.  Selection by Trustee of Securities to be Redeemed  . . . . .
 Section 1104.  Notice of Redemption . . . . . . . . . . . . . . . . . . . .
 Section 1105.  Deposit of Redemption Price  . . . . . . . . . . . . . . . .
 Section 1106.  Securities Payable on Redemption Date  . . . . . . . . . . .
 Section 1107.  Securities Redeemed in Part  . . . . . . . . . . . . . . . .

                               ARTICLE TWELVE
                                SINKING FUNDS

 Section 1201.  Applicability of Article . . . . . . . . . . . . . . . . . .
 Section 1202.  Satisfaction of Sinking Fund Payments with Securities  . . .
 Section 1203.  Redemption of Securities for Sinking Fund  . . . . . . . . .

                              ARTICLE THIRTEEN
                     REPAYMENT AT THE OPTION OF HOLDERS

 Section 1301.  Applicability of Article . . . . . . . . . . . . . . . . . .

                              ARTICLE FOURTEEN
                      SECURITIES IN FOREIGN CURRENCIES

 Section 1401.  Applicability of Article . . . . . . . . . . . . . . . . . .

                               ARTICLE FIFTEEN
                      MEETINGS OF HOLDERS OF SECURITIES

 Section 1501.  Purposes for Which Meetings May Be Called  . . . . . . . . .
 Section 1502.  Call, Notice and Place of Meetings . . . . . . . . . . . . .
 Section 1503.  Persons Entitled to Vote at Meetings . . . . . . . . . . . .
 Section 1504.  Quorum; Action . . . . . . . . . . . . . . . . . . . . . . .
 Section 1505.  Determination of Voting Rights; Conduct and
                  Adjournment of Meetings  . . . . . . . . . . . . . . . . .
 Section 1506.  Counting Votes and Recording Action of Meetings  . . . . . .

                               ARTICLE SIXTEEN
                                  GUARANTEE

 Section 1601.  Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . .




           INDENTURE, dated as of ___________, 199_ (the "Indenture"), among RECKSON OPERATING PARTNERSHIP, L.P., a limited partnership duly organized and existing under the laws of Delaware (hereinafter called the "Issuer"), having its principal executive office located at 225 Broadhollow Road, Melville, NY 11747, RECKSON ASSOCIATES REALTY CORP., a corporation duly organized and existing under the laws of the Maryland (hereinafter called the "Guarantor" or the "General Partner"), having its principal executive office at 225 Broadhollow Road, Melville, NY 11747, and ________________, a ____________ trust company duly organized and existing under the laws of the __________________ of __________(hereinafter called the "Trustee"), having its Corporate Trust Office located at _____________________________.


                                  Recitals

           The execution and delivery by the Issuer of this Indenture to provide for the issuance from time to time of the Issuer's senior unsecured debentures, notes or other evidences of Indebtedness (hereinafter called the "Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided, has been duly authorized.

           All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms have been done.

           For value received, the execution and delivery by the Guarantor of this Indenture to provide for the issuance of the Guarantee provided for herein has been duly authorized. All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

           This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

           Now, Therefore, This Indenture Witnesseth:

           For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof and any Coupons (as herein defined) as follows:


                                 ARTICLE ONE

          DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

           Section 101.   Definitions.

           Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

           (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

           (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

           (3) all accounting terms not other-wise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the terms "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

           (4) the words "herein", "hereof', "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

           (5) the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both", not "either A or B but not both").

           Certain terms used principally in certain Articles hereof are defined in those Articles.

           "Act," when used with respect to any Holders, has the meaning specified in Section 104.

           "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Issuer in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

           "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

           "Annual Service Charge" as of any date means the amount which is expensed or capitalized in any 12-month period for interest on Indebtedness.

           "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 611 to act on behalf of the Trustee to authenticate Securities of one or more series.

           "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

           "Bearer Security" means any Security in the form established pursuant to Section 201 which is payable to bearer.

           "Board of Directors" means the board of directors of the General Partner or any committee of that board duly authorized to act hereunder.

           "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the General Partner to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

           "Business Day", with respect to any Place of Payment or other location, means, unless otherwise specified with respect to any Securities pursuant to Section 301, any day other than a Saturday, Sunday or other day on which banking institutions in such Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

           "Code" means the Internal Revenue Code of 1986, as amended, together with its predecessor.

           "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

           "Common Stock" includes any stock of any class of the General Partner which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the General Partner and which is not subject to redemption by the General Partner.

           "Consolidated Income Available for Debt Service" for any period means Consolidated Net Income of the Issuer and its Subsidiaries (i) plus amounts which have been deducted for (a) interest on Indebtedness of the Issuer and its Subsidiaries, (b) provision for taxes of the Issuer and its Subsidiaries based on income, (c) amortization of debt discount, (d) depreciation and amortization, (e) the effect of any noncash charge resulting from a change in accounting principles in determining Consolidated Net Income for such period, (f) amortization of deferred charges, and (g) provisions for or realized losses on properties and (ii) less amounts which have been included for gains on properties.

           "Consolidated Net Income" for any period means the amount of consolidated net income (or loss) of the Issuer and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

           "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community or (ii) the Euro both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Community.

           "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the due of original execution of this Indenture is located at ___________________________.

           "Corporation" includes corporations and limited liability companies and, except for purposes of Article Eight, associations, companies and business trusts.

           "Coupon" means any interest coupon appertaining to a Bearer
 Security.

           "Currency," with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means Dollars or the Foreign Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

           "CUSIP number" means the alphanumeric designation assigned to a Security by Standard & Poor's Corporation, CUSIP Service Bureau.

           "Defaulted Interest" has the meaning specified in Section 307.

           "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

           "Euro" means the European Currency Units as defined and revised from time to time by the Council of the European Community.

           "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Community.

           "European Union" means the European Community, the European Coal and Steel Community and the European Atomic Energy Community.

           "Event of Default" has the meaning specified in Section 501.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the Euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

           "GAAP" means such accounting principles as are generally accepted in the United States of America as of the date or time of any computation required hereunder.

           "General Partner" means Reckson Associates Realty Corp., as the sole general partner of the Issuer.

           "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments in the confederation which issued the Foreign Currency in which the principal of or any premium or interest on such Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

           "Guarantee" means the unconditional guarantee of the payment of the principal of or any premium or interest on or any Additional Amounts with respect to the Guaranteed Securities by the Guarantor, as more fully set forth in Article Sixteen.

           "Guaranteed Securities" means a series of Securities made subject to a Guarantee (as set forth in Article Sixteen) pursuant to Section 301.

           "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

           "Guarantor's Board of Directors" means the board of directors of the Guarantor or any committee of that board duly authorized to act generally or in any particular respect for the Guarantor hereunder.

           "Guarantor's Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Guarantor to have been duly adopted by the Guarantor's Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

           "Guarantor's Officers' Certificate" means a certificate signed by the Chairman, the President or a 'Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor, that complies with the requirements of Section 14(e) of the Trust Indenture Act and is delivered to the Trustee.

           "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order signed in the name of the Guarantor by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor, and delivered to the Trustee.

           "Holder," in the case of any Registered Security, means the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof.

           "Indebtedness" means any indebtedness, whether or not contingent, in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property,
 (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or
 (iv) any lease of property as lessee which would be reflected on a balance sheet as a capitalized lease in accordance with GAAP, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as a liability on a balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another Person.

           "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such Security and any Coupon appertaining thereto established pursuant to Section 301 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).

           "Independent Public Accountants" means accountants or a firm of accountants that, with respect to the Issuer and the Guarantor and any other obligor under the Securities or the Coupons, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Issuer or the Guarantor or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to this Indenture or certificates required to be provided hereunder.

           "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

           "Interest", with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Security which provides for the payment of installments of interest thereon or Additional Amounts pursuant to Section 1005, includes such installments of interest or Additional Amounts.

           "Interest Payment Date", with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

           "Issuer" means the Person named as the 'Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person, and any other obligor upon the Securities.

           "Issuer Request" and "Issuer Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Issuer by the Chairman of the Board of Directors, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the General Partner acting in its capacity as the general partner of the Issuer, and delivered to the Trustee.

           "Judgment Currency" has the meaning specified in Section 116.

           "Legal Holiday" means a day that is not a Business Day.

           "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person. A Capital Lease is a lease to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

           "Maturity", with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase, notice of option to elect repayment or otherwise, and includes the Redemption Date, if any.

           "New York Banking Day" has the meaning specified in Section 116.

           "Office" or "Agency", with respect to any Securities, means an office or agency of the Issuer or the Guarantor maintained or designated in a Place of Payment for such Securities pursuant to Section 1002 or any other office or agency of the Issuer maintained or designated for such Securities pursuant to Section 1002 or, to the extent designated or required by Section 1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

           "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, & President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the General Partner in its capacity as sole managing general partner of the Issuer, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

           "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Issuer or the Guarantor, as the case may be, or other counsel who shall be reasonably acceptable to the Trustee, that, if required by the Trust Indenture Act, complies with the requirements of Section 314(e) of the Trust Indenture Act.

           "Original Issue Discount Security" means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration pursuant to Section 502.

           "Outstanding", when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

           (a) any such Security theretofore cancelled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

           (b) any such Security for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited pursuant hereto (other than pursuant to Section 402) with the Trustee or any Paying Agent (other than the Issuer or the Guarantor) in trust or set aside and segregated in trust by the Issuer or the Guarantor (if the Issuer shall act as its own, or authorize the Guarantor to act as, Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

           (c) any such Security with respect to which the Issuer or the Guarantor has effected defeasance pursuant to the terms hereof, except to the extent provided in Section 402; and

           (d) any such Security which has been paid pursuant to Section 306 or in exchange for (or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Issuer.

 provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 502 at the time of such determination, and (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii) the principal amount of a Security denominated in a Foreign Currency shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in 0) above) of such Security, and (iv) Securities owned by the Issuer, the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer, the Guarantor or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Securities and (B) that the pledgee is not the Issuer, the Guarantor or any other obligor upon the Securities or any Coupons appertaining thereto or an Affiliate of the Issuer, the Guarantor or such other obligor.

           "Paying Agent" means any Person authorized by the Issuer to pay the principal of, or any premium or interest on, or any Additional Amounts with respect to, any Security or any Coupon on behalf of the Issuer.

           "Permitted Debt" means Indebtedness of the Issuer or any Subsidiary owing to any Subsidiary or the Issuer; provided that any such Indebtedness is made pursuant to an intercompany note and is subordinated in right of payment to the Securities; provided further that any disposition, pledge or transfer of any such Indebtedness to a Person (other than the Issuer or another Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the Issuer or a Subsidiary, as the case may be, and not Permitted Debt as defined herein.

           "Person" means any individual, Corporation, partnership, joint venture, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           "Place of Payment, " with respect to any Security, means the place or places where the principal of, or any premium or interest on, or any Additional Amounts with respect to such Security are payable as provided in or pursuant to this Indenture or such Security.

           "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same Indebtedness as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

           "Redemption Date", with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

           "Redemption Price", with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

           "Registered Security" means any Security established pursuant to
 Section 201 which is registered in the Security Register.

           "Regular Record Date" for the interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular Record Date".

           "Required Currency" has the meaning specified in Section 116.

           "Responsible Officer" means any officer of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

           "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of Indebtedness, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities", with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

           "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

           "Special Record Date" for the payment of any Defaulted Interest on any Registered Security means a date fixed by the Trustee pursuant to
 Section 307.

           "Stated Maturity", with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable.

           "Subsidiary" means any entity of which at the time of determination the Issuer or one or more subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

           "Total Assets" as of any date means the sum of (i) the Undepreciated Real Estate Assets, (ii) all other assets of the Issuer, and of its Subsidiaries determined at the applicable proportionate interest of the Issuer in each such Subsidiary, determined in accordance with GAAP (but excluding intangibles and accounts receivable) and (iii) the cost of any property of the Issuer, or any Subsidiary thereof, in which the Issuer, or such Subsidiary, as the case may be, has a firm, non-contingent purchase obligation.

           "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets not subject to a Lien on a consolidated basis, (ii) all other assets of the Issuer, and of its Subsidiaries determined at the applicable proportionate interest of the Issuer in each such Subsidiary, which are not subject to a Lien determined in accordance with GAAP (but excluding intangibles and accounts receivable) and (iii) the cost of any property of the Issuer, or any Subsidiary thereof, in which the Issuer, or such Subsidiary, as the case may be, has a firm, noncontingent purchase obligation and which is not subject to a Lien.

           "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

           "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

           "Undepreciated Real Estate Assets" means as of any date the cost (original cost plus capital improvements) of real estate assets of the Issuer and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

           "United States," except as otherwise provided in or pursuant to this Indenture or any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

           "United States Alien," except as otherwise provided in or pursuant to this Indenture or any Security, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

           "Unsecured Debt" means Indebtedness of the Issuer or any Subsidiary which is not secured by any mortgage, lien, charge, pledge or security interest of any kind upon any of the properties owned by the Issuer or any of its Subsidiaries.

           "U S. Depository" or "Depository " means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depository or Depository by the Issuer in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" or "Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

           "Vice President," when used with respect to a vice president of the General Partner acing irk its capacity as the sole managing general partner of the Issuer, or with respect to the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

           "Voting Stock" means stock of a Corporation of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Corporation provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

           Section 102.   Compliance Certificates and Opinions.

           Except as otherwise expressly provided in this Indenture, upon any application or request by the Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate or a Guarantor's Officers' Certificate, as the case may be, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

           Section 103.   Form of Documents Delivered to Trustee.

           In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

           Any certificate or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Issuer or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

           Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

           Section 104.   Acts of Holders.

           (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Issuer and the Guarantor. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Issuer and the Guarantor and any agent of the Trustee or the Issuer and the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.

           Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a U.S. Depository that is a Holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders, and a U.S. Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depository's standing instructions and customary practices.

           The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depository entitled under the procedures of such U.S. Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other Act, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other Act shall be valid or effective if made, given or taken more than 90 days after such record date.

           (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

           (3) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

           (4) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Issuer and the Guarantor, wherever situated, if such certificate shall be deemed by the Issuer and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Guarantor and the Issuer may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later dale issued in respect of the same Bearer Security is produced, or
 (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Issuer and the Trustee deem sufficient.

           (5) If the Issuer or the Guarantor shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer or the Guarantor, as the case may be, may at As option (but is not obligated to), by Board Resolution or Guarantor's Board Resolution, as the case may be, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

           (6) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, the Guarantor or the Issuer in reliance thereon, whether or not notation of such Act is made upon such Security.

           Section 105.   Notices, etc., to Trustee and Issuer and
                          Guarantor.

           Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

           (1) the Trustee by any Holder, the Guarantor or the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

           (2) the Issuer or the Guarantor by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer or the Guarantor, as the case may be, addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Issuer or the Guarantor, as the case may be.

           Section 106.   Notice to Holders of Securities; Waiver.

           Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

           (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

           (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Issuer shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second such publication not later than the latest date prescribed for the giving of such notice.

           In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

           In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearers Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

           Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

           Section 107.   Language of Notices.

           Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Issuer or the Guarantor, as the case may be, so elects, any published notice may be in an official language of the country of publication.

           Section 108.   Conflict with Trust Indenture Act.

           If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by Section 318(c) thereof, such required provision shall control.

           Section 109.   Effect of Headings and Table of Contents.

           The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

           Section 110.   Successors and Assigns.

           All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Guarantor shall bind its successors and assigns, whether so expressed or not.

           Section 111.   Separability Clause.

           In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           Section 112.   Benefits of Indenture.

           Nothing in this Indenture, any Security or any Coupon, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

           Section 113.   Governing Law.

           This Indenture, the Securities and any Coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

           Section 114.   Legal Holidays.

           Unless otherwise specified in or pursuant to this Indenture or any Securities, in any case where any Interest Payment Date, Stated Maturity or Maturity of any Security, or the last date on which a Holder has the right to convert or exchange Securities of a series that are convertible or exchangeable, shall be a Legal Holiday at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security or any Coupon other than a provision in any Security or Coupon that specifically states that such provision shall apply in lieu hereof) payment need not be made at such Place of Payment on such date, and such Securities need not be converted or exchanged on such date but such payment may be made, and such Securities may be converted or exchanged, on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity or Maturity or on such last day for conversion or exchange, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Stated Maturity, Maturity or last day for conversion or exchange, as the case may be, to the next succeeding Business Day.

           Section 115.   Counterparts.

           This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

           Section 116.   Judgment Currency.

           The Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency
 (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause
 (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Legal Holiday in The City of New York.

                                 ARTICLE TWO

                              SECURITIES FORMS

           Section 201.   Forms Generally.

           Each Registered Security, Bearer Security, Coupon and temporary or permanent global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Security or Coupon as evidenced by their execution of such Security or Coupon.

           Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without Coupons and shall not be issuable upon the exercise of warrants.

           Definitive Securities and definitive Coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Issuer executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons.

           Section 202. Forms Generally Securities in Global Form Benefits of Indenture Forms Generally Form of Trustee's Certificate of Authentication.

           Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

           This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                               ______________________________,
                                       as Trustee

                               By ___________________________
                                    Authorized Officer

           Section 203.   Forms Generally Securities in Global Form.

           Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall not be issuable in temporary or permanent global form. If Securities of a series shall be issuable in global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide Mt We aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. If an Issuer Order pursuant to
 Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Issuer with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.

           Notwithstanding the provisions of Section 307, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium and interest on, and any Additional Amounts in respect of, any Security in temporary or permanent global form shall be made to the Person or Persons specified therein.

           Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Issuer, the Trustee and any agent of the Issuer and the Trustee shall heat as the Holder of such principal amount of Outstanding Securities represented by a global Security (i) in the case of a global Security in registered form, the Holder of such global Security in registered form, or (ii) in the case of a global Security in bearer form, the Person or Persons specified pursuant to Section 301.


                                ARTICLE THREE

                               THE SECURITIES

           Section 301.   Amount Unlimited; Issuable in Series.

           The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

           With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto,

           (1) the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

           (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 905 or 1107);

           (3) the percentage of the principal amount at which the Securities of the series will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of maturity thereof,

           (4) the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of the series shall be payable;

           (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, the person to whom such interest shall be payable, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

           (6) the place or places, if any, other than or in addition to the City of New York, New York, where the principal of (and premium, if any), interest, if any, on, and Additional Amounts, if any, payable in respect of, Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer or exchange and notices or demands to or upon the Issuer in respect of the Securities of the series and this Indenture may be served;

           (7) the period or periods within which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, if the Issuer is to have the option;

           (8) the obligation, if any, of the Issuer to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

           (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered Securities of the series shall be issuable and, if other than denominations of $5,000 and any integral multiple thereof, the denomination or denominations in which any Bearer Securities of the series shall be issuable;

           (10) the identity of the Trustee and of each Security Registrar and/or Paying Agent if other than the Trustee;

           (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

           (12) if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium, if any) or interest or Additional Amounts, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated;

           (13) whether the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

           (14) whether the principal of (and premium, if any) or interest or Additional Amounts, if any, on the Securities of the series are to be payable, at the election of the Issuer or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

           (15) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

           (16) any deletions from, modifications of or additions to the Events of Default or covenants of the Issuer with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

           (17) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa (if permitted by applicable laws and regulations), whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Registered Securities of the series are to be issuable as a global Security, the identity of the depositary for such series;

           (18) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

           (19) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

           (20) if the Securities of such series axe to be Guaranteed
 Securities;

           (21) if either or both of Section 402(2) relating to defeasance or Section 402(3) relating to covenant defeasance shall not be applicable to the Securities of such series or any provisions in modification of, in addition to or in lieu of any of the provisions of Article Four;

           (22) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

           (23) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

           (24) whether and under what circumstances the Issuer will pay Additional Amounts on the Securities of the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

           (25) with respect to any Securities that provide for optional redemption or prepayment upon the occurrence of certain events (such as a change of control of the Issuer), (i) the possible effects of such provisions on the market price of the Issuer's or the General Partner's securities or in deterring certain mergers, tender offers or other takeover attempts, and the intention of the Issuer to comply with the requirements of Rule 14e-I under the Exchange Act and any other applicable securities laws in connection with such provisions; (ii) whether the occurrence of the specified events may give rise to cross-defaults on other indebtedness such that payment on such Securities may be effectively subordinated; and (iii) the existence of any limitation on the Issuer's financial or legal ability to repurchase such Securities upon the occurrence of such an event (or, if true, the lack of assurance that such a repurchase can be effected) and the impact, if any, under the Indenture of such a failure, including whether and under what circumstances such a failure may constitute an Event of Default; and

           (26) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

           All Securities of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as to Currency of payments due thereunder, denomination and the rate of interest, or method of determining the rate of interest, if any, Maturity, and the date from which interest, if any, shall accrue and except as may otherwise be provided by the Issuer in or pursuant to the Board Resolution and set forth in the Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of persons designated in the Officers' Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Officers' Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Officers' Certificate or supplemental indenture. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Issuer, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

           If any of the terms of the Securities of any series shall be established by action taken by or pursuant to a Board Resolution, the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

           Section 302.   Currency; Denominations.

           Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Registered Securities denominated in Dollars shall be issuable in registered form without Coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities denominated in Dollars shall be issuable in the denomination of $5,000. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

           Section 303.   Execution, Authentication, Delivery and Dating.

           Securities shall be executed on behalf of the Issuer by the General Partner acting in its capacity as sole managing general partner of the Issuer by the General Partner's Chairman of the Board, one of its Vice Chairmen, its President, its Treasurer or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. Coupons shall be executed on behalf of the Issuer by the General Partner acting in its capacity as sole managing general partner of the Issuer by the General Partner's Treasurer or any Assistant Treasurer. The signature of any of these officers on the Securities or any Coupons appertaining thereto may be manual or facsimile.

           Securities and any Coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or Coupons.

           At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities, together with any Coupons appertaining thereto, executed by the Issuer, to the Trustee for authentication and, provided that the Board Resolution and Officers' Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 301 and an Issuer Order for the authentication and delivery of such Securities have been delivered to the Trustee, the Trustee in accordance with the Issuer Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon,

           (1)  an Opinion of Counsel to the effect that:

                (a) the form or forms and terms of such Securities and Coupons, if any, have been established in conformity with the provisions of this Indenture;

                (b) all conditions precedent to the authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with and that such Securities, and Coupons, when completed by appropriate insertions, executed under the Issuer's corporate seal and attested by duly authorized officers of the Issuer, delivered by duly authorized officers of the Issuer to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of this Indenture, including the Guarantee; such Opinion of Counsel need express no opinion as to the availability of equitable remedies;

                (c) all laws and requirements in respect of the execution and delivery by the Issuer of such Securities and Coupons, if any, have been complied with; and

                (d) this Indenture has been qualified under the Trust Indenture Act; and

           (2) an Officers' Certificate and a Guarantor's Officers' Certificate, in each case stating that, to the best knowledge of the Persons executing such certificate, no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Securities shall have occurred and be continuing.

           If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and an Officers' Certificate at the time of issuance of each Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate request by the Issuer that the Trustee authenticate Securities of such series for original issue will be deemed to be a certification by the Issuer that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

           The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate owl Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

           Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any Bearer Security in global form shall be dated as of the date specified in or pursuant to this Indenture.

           No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 202 or 611 executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized officers. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 306 or 307 the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons appertaining thereto then matured have been detached and cancelled.

           Section 304.   Temporary Securities.

           Pending the preparation of definitive Securities, the Issuer may execute and deliver to the Trustee and, upon Issuer Order, the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this Indenture, in bearer form with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Issuer executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

           Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Issuer shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities (accompanied by any unmatured Coupons appertaining thereto), the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and containing identical terms and provisions; provided, however, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

           Section 305.   Registration, Transfer and Exchange.

           With respect to the Registered Securities of each series, if any, the Issuer shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency for such series in which, subject to such reasonable regulations as it may prescribe, the Issuer or the Guarantor shall provide for the registration of the Registered Securities of such series and of transfers of the Registered Securities of such series. Such Office or Agency shall be the "Security Registrar" for that series of Securities. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Security Registrar for each series of Securities. The Issuer shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Issuer and shall have accepted such appointment by the Issuer. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

           Upon surrender for registration of transfer of any Registered Security of any series at any Office or Agency for such series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

           At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any Office or Agency for such series. Whenever any Registered Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

           If provided in or pursuant to this Indenture, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Issuer, the Guarantor (if such Bearer Securities are Guaranteed Securities) and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer, the Guarantor (if such Bearer Securities are Guaranteed Securities) and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been mad, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on (i) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

           If provided in or pursuant to this Indenture with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series.

           Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

           Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, any global Security shall be exchangeable for definitive Securities only if (i) the Depository is at any time unwilling, unable or ineligible to continue as Depository and a successor depository is not appointed by the Issuer within 90 days of the date the Issuer is so informed in writing, (ii) the Issuer executes and delivers to the Trustee an Issuer Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities as the result of an event described in clause (i), (ii) or (iii) of the preceding sentence, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Issuer shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such global Security, executed by the Issuer. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the U.S. Depository or such other Depository as shall be specified in the Issuer Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depository or such other Depository, as the case may be (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Issuer Order with respect thereto to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged, which (unless such Securities are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities axe issuable, as provided in or pursuant to this Indenture) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof, but subject to the satisfaction of any certification or other requirements to the issuance of Bearer Securities; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of the same series to be redeemed and ending on the relevant Redemption Date; and provided, further, that (unless otherwise provided in or pursuant to this Indenture) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository or the U.S. Depository, as the case may be, or such other Depository or U.S. Depository referred to above in accordance with the instructions of the Issuer referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the Office or Agency for such Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

           All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer and the Guarantor, respectively, evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

           Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Issuer or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge.

           Except as otherwise provided in or pursuant to this Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of like tenor and the same series under Section 1103 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security may be exchanged for a Registered Security of like tenor and the same series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture or (iv) to issue, register the transfer of or exchange any Security which, in accordance with Is terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

           Section 306.   Mutilated, Destroyed, Lost and Stolen Securities.

           If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, subject to the provisions of this Section 306, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to the surrendered Security.

           If there be delivered to the Issuer, the Guarantor (if the Security is a Guaranteed Security) and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer, the Guarantor (if the Security is a Guaranteed Security) or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Issuer shall execute and, upon the Issuer's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

           Notwithstanding the foregoing provisions of this Section 306, in case any mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that payment of principal of, any premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an Office or Agency for such Securities located outside the United States and, unless otherwise provided in or pursuant to this Indenture, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

           Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

           Every new Security, with any Coupons appertaining thereto issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains shall constitute a separate obligation of the Issuer and the Guarantor (if the Security is a Guaranteed Security), whether or not the destroyed, lost or stolen Security and Coupons appertaining thereto or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series and any Coupons, if any, duly issued hereunder.

           The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

           Section 307. Payment of Interest and Certain Additional Amounts; Rights to Interest and Certain Additional Amounts Preserved.

           Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, and are punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest. Unless otherwise provided in or pursuant to this Indenture, in case a Bearer Security is surrendered in exchange for a Registered Security after the close of business at an Office or Agency for such Security on any Regular Record Date therefor and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date therefor, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest shall not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

           Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Issuer or the Guarantor (if the Registered Security is a Guaranteed Security), at its election in each case, as provided in Clause (1) or (2) below:

           (1) The Issuer or the Guarantor (if the Registered Security is a Guaranteed Security) may elect to make payment of any Defaulted Interest to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer or the Guarantor (if the Registered Security is a Guaranteed Security) shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Registered Security and the date of the proposed payment, and at the same time the Issuer or the Guarantor (if the Registered Security is a Guaranteed Security), as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this Clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer or the Guarantor, as the case may be, of such Special Record Date and, in the name and at We expense of the Issuer or the Guarantor, as the case may be, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Registered Security (or a Predecessor Security thereof) at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Issuer or the Guarantor, as the case may be, cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security is surrendered at the Office or Agency for such Security in exchange for a Registered Security after the close of business at such Office or Agency on any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Defaulted Interest and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

           (2) The Issuer or the Guarantor (if the Security is a Guaranteed Security) may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer or the Guarantor, as the case may be, to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

           Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series pursuant to the provisions of this Indenture, at the option of the Issuer, interest on Registered Securities that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States.

           Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

           In the case of any Registered Security of any series that is convertible, which Registered Security is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security with respect to which the Stated Maturity is prior to such Interest Payment Date), interest with respect to which the Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security (or one or more predecessor Registered Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Registered Security which is converted, interest with respect to which the Stated Maturity is after the date of conversion of such Registered Security shall not be payable.

           Section 308.   Persons Deemed Owners.

           Prior to due presentment of a Registered Security for registration of transfer, the Issuer, the Guarantor (if the Registered Security is a Guaranteed Security), the Trustee and any agent of the Issuer or the Guarantor (if the Registered Security is a Guaranteed Security) or the Trustee may treat the Person in whose name such Registered Security is registered in the Security Register as the owner of such Registered Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 305 and 307) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and neither the Issuer, nor the Guarantor, the Trustee or any agent of the Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

           The Issuer, the Guarantor (if the Bearer Security is a Guaranteed Security), the Trustee and any agent of the Issuer, the Guarantor (if the Bearer Security is a Guaranteed Security) or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and neither the Issuer, nor the Guarantor, the Trustee or any agent of the Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

           No Holder of any beneficial interest in any global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such global Security, and such Depository may be treated by the Issuer, the Trustee, and any agent of the Issuer, the Guarantor (if the global Security is a Guaranteed Security) or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Issuer, the Guarantor (if the global Security is a Guaranteed Security), the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

           Section 309.   Cancellation.

           All Securities and Coupons surrendered for payment, redemption, registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as Securities and Coupons surrendered directly to the Trustee for any such purpose, shall be cancelled promptly by the Trustee. The Issuer or the Guarantor (if the Security is a Guaranteed Security) may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or the Guarantor (if the Security is a Guaranteed Security) may have acquired in any manner whatsoever, and all Securities so delivered shall be cancelled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All cancelled Securities and Coupons held by the Trustee shall be destroyed by the Trustee, unless by an Issuer Order or Guarantor Order the Issuer or the Guarantor, as the case may be, directs their return to it.

           Section 310.   Computation of Interest.

           Except as otherwise provided in or pursuant to this Indenture or in any Security, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


                                ARTICLE FOUR

                  SATISFACTION AND DISCHARGE OF INDENTURE

           Section 401.   Satisfaction and Discharge.

           Upon the direction of the Issuer by an Issuer Order or of the Guarantor by a Guarantor Order (if the applicable series of Securities is a series of Guaranteed Securities), this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Issuer Order or Guarantor Order and any Coupons appertaining thereto, and the Trustee, on receipt of an Issuer Order or a Guarantor Order, at the expense of the Issuer and the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

           (1)  either

                (a) all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) Coupons appertaining to Securities of such series called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 1107, and (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                (b) all Securities of such series and, in the case of (i) or (ii) below, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                (i)  have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, or

                (iii) if redeemable at the option of the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer and the Guarantor (if the Securities of such series are Guaranteed Securities), and the Issuer or the Guarantor (if the Securities of such series are Guaranteed Securities), in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, and any Additional Amounts with respect to such Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

           (2) the Issuer or the Guarantor (if the Securities of such series are Guaranteed Securities) has paid or caused to be paid all other sums payable hereunder by the Issuer and the Guarantor with respect to the Outstanding Securities of such series and any Coupons appertaining thereto; and

           (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel and the Guarantor has delivered to the Trustee a Guarantor's Officers' Certificate Of the Securities of such series are Guaranteed Securities), each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

           In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto axe met.

           Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Issuer and the Guarantor to the Trustee under Section 605 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Issuer and the Trustee with respect to the Securities of such series under Sections 305, 306, 403, 1002 and 1003, with respect to the payment of Additional Amounts, if any, with respect to such Securities as contemplated by Section 1005 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to
 Section 401(l)(b)), and with respect to any rights to exchange such Securities into other securities shall survive.

           Section 402.   Defeasance and Covenant Defeasance.

           (1) Unless pursuant to Section 301, either or both of (i) defeasance of the Securities of or within a series under clause (2) of this
 Section 402 shall not be applicable with respect to the Securities of such series or (H) covenant defeasance of the Securities of or within a series under clause (3) of this Section 402 shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section 402 (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any Coupons appertaining thereto, and the Issuer may at its option by Board Resolution, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have Section 402(2) or Section 402(3) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this Section 402.

           (2) Upon the Issuer's exercise of the above option applicable to this Section 402(2) with respect to any Securities of or within a series, each of the Issuer and the Guarantor (if such Securities are Guaranteed Securities) shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any Coupons appertaining thereto and under the Guarantee in respect thereof (if applicable), respectively, on the date the conditions set forth in clause (4) of this
 Section 402 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer and the Guarantor (if such Securities are Guaranteed Securities) shall be deemed to have paid and discharged the entire Indebtedness represented by such Outstanding Securities and any Coupons appertaining thereto, and under the Guarantee in respect thereof (if such Securities are Guaranteed Securities), which shall thereafter be deemed to be "Outstanding" only for the purposes of clause (5) of this
 Section 402 and the other Sections of this Indenture referred to in clauses
 (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and any Coupons appertaining thereto, and under the Guarantee in respect thereof (if such Securities are Guaranteed Securities), and this Indenture insofar as such Securities and any Coupons appertaining thereto, and the Guarantee in respect thereof (if such Securities are Guaranteed Securities), are concerned (and the Trustee, at the expense of the Issuer and the Guarantor (if such Securities are Guaranteed Securities), shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any Coupons appertaining thereto to receive, solely from the trust fund described in clause (4) of this Section 402 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on, and Additional Amounts, if any, with respect to, such Securities and any Coupons appertaining thereto when such payments are due, and any rights of such Holder to convert or exchange such Securities into Common Stock or other securities, (ii) the obligations of the Issuer, the Guarantor (if the Securities are Guaranteed Securities) and the Trustee with respect to such Securities under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1005 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 401(4)(a) below), and with respect to any rights to exchange such Securities into other securities,
 (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 402. The Issuer may exercise its option under this Section 402(2) notwithstanding the prior exercise of its option under clause (3) of this Section 402 with respect to such Securities and any Coupons appertaining thereto.

           (3) Upon the Issuer's exercise of the above option applicable to this Section 4020) with respect to any Securities of or within a series, each of the Issuer and the Guarantor (if the Securities are Guaranteed Securities) shall be released from its obligations under Sections 1004, 1006, 1007, 1008, 1012, 1014 and 1015 and, to the extent specified pursuant to Section 301, any other covenant applicable to such Securities, with respect to such Outstanding Securities and any Coupons appertaining thereto, and the Guarantee in respect thereof (if the Securities are Guaranteed Securities), on and after the date the conditions set forth in clause (4) of this Section 402 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any Coupons appertaining thereto, the Issuer and the Guarantor (if applicable) may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(4) or 501(9) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and Coupons appertaining thereto and the Guarantee in respect thereof (if the Securities are Guaranteed Securities) shall be unaffected thereby.

           (4) The following shall be the conditions to application of clause (2) or (3) of this Section 402 to any Outstanding Securities of or within a series and any Coupons appertaining thereto and the Guarantee (if the Securities are Guaranteed Securities) in respect thereof:

                (a) The Issuer or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Section 402 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (1) an amount in Dollars or in such Foreign Currency in which such Securities and any Coupons appertaining thereto are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such Securities and Coupons appertaining thereto (determined on the basis of the Currency in which such Securities and Coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any Coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any Coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any Coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto.

                (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer or the Guarantor (if the Securities are Guaranteed Securities) is a party or by which it is bound.

                (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                (d)  In the case of an election under clause (2) of this
      Section 402, the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer or the Guarantor (if the Securities are Guaranteed Securities) has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (ii) there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at We same times as would have been the case if such defeasance had not occurred.

                (e)  In the case of an election under clause (3) of this
      Section 402, the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                (f) The Issuer or the Guarantor (if the Securities are Guaranteed Securities) shall have delivered to the Trustee an Officers' Certificate (if applicable) or a Guarantor's Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under clause (2) or (3) of this Section 402 (as the case may be) have been complied with.

                (g) Notwithstanding any other provisions of this Section 402(4), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Issuer or the Guarantor (if the Securities are Guaranteed Securities) in connection therewith pursuant to Section 301.

           (5) Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 402(5) and Section 403, the "Trustee") pursuant to clause (4) of Section 402 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

           Unless other-wise specified in or pursuant to this Indenture or any Security, if, after a deposit referred to in Section 402(4)(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 402(4)(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to Section 402(4)(a) has been made, the indebtedness represented by such Security and any Coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on, and Additional Amounts, if any, with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (a) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

           The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section 402 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

           Anything in this Section 402 to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request, or the Guarantor, as the case may be, upon the Guarantor Request, any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (4) of this Section 402 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Section 402.

           Section 403.   Application of Trust Money.

           Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations deposited with the Trustee pursuant to
 Section 401 or 402 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, interest and Additional Amounts for whose payment such money has or Government Obligations have been deposited with or received by the Trustee; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.


                                ARTICLE FIVE

                                  REMEDIES

           Section 501.   Events of Default.

           "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officers' Certificate establishing the terms of such Series pursuant to this Indenture:

           (1) default in the payment of any interest on or any Additional Amounts payable in respect of any Security of such series when such interest becomes or such Additional Amounts become due and payable, and continuance of such default for a period of 30 days; or

           (2) default in the payment of the principal of or any premium on any Security of such series when it becomes due and payable at its Maturity; or

           (3) default in the deposit of any sinking fund payment when and as due by the terms of a Security of such series; or

           (4) default in the performance, or breach, of any covenant or warranty of the Issuer or the Guarantor (if the Securities of such series are Guaranteed Securities) in this Indenture or the Securities (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer and the Guarantor (if the Securities of such series are Guaranteed Securities) by the Trustee or to the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) and the Trustee by the Holders of at lean 2516 in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

           (5)  the entry by a court having competent jurisdiction of:

                (a) a decree or order for relief in respect of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any "significant subsidiary" of the Issuer or the Guarantor in Article 1, Section 1-02 of Regulation S-X under the Securities Act of 1933, as amended ("Significant Subsidiary") in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                (b) a decree or order adjudging the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                (c) a final and non-appealable order appointing a custodian, receiver, liquidator, assignee, trustee or other similar official of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary or of any substantial part of the property of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary, as the case may be, or ordering the winding up or liquidation of the affairs of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary; or

           (6) the commencement by the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary or any substantial part of the property of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary or the making by the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary of an assignment for the benefit of creditors, or the taking of corporate action by the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities) or any Significant Subsidiary in furtherance of any such action; or

           (7) the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities), any Subsidiary in which the Issuer has invested, or is committed or otherwise obligated to invest, at least $20,000,000 in capital or any entity in which the Issuer is the general partner shall fail to pay any principal of, premium or interest on or any other amount payable in respect of, any recourse Indebtedness that is outstanding in a principal or notional amount of at least $20,000,000 (or the equivalent thereof in one or more other currencies), either individually or in the aggregate (but excluding Indebtedness outstanding hereunder), of the Issuer and its consolidated Subsidiaries, taken as a whole, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to such Indebtedness, or any other event shall occur or condition shall exist under any agreement or instrument evidencing, securing or otherwise relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or otherwise to cause, or to permit the holder or holders thereof ( or a trustee or agent on behalf of such holders) to cause such Indebtedness to mature prior to its stated maturity; or

           (8) one or more final, non-appealable judgments or orders for the payment of money aggregating $20,000,000 (or the equivalent thereof in one or more other currencies) or more are rendered against one or more of the Issuer, the Guarantor (if the Securities of such series are Guaranteed Securities), any Subsidiary in which the Issuer has invested, or is committed or otherwise obligated to invest, at least $20,000,000 in capital and any entity in which the Issuer is the general partner and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order or (ii) there shall be a period of at least 60 days after entry thereof during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this subsection (8) if and for so long as (A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgement or order; or

           (9) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series.

           Section 502.   Acceleration of Maturity; Rescission and
                          Annulment.

           If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in clause
 (6) or (7) of Section 501) occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, to be due and payable immediately, by a notice in writing to the Issuer and the Guarantor (if the Securities are Guaranteed Securities) (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable.

           If an Event of Default specified in clause (6) or (7) of Section 501 occurs, all unpaid principal of and accrued interest on the Outstanding Securities of that series (or such lesser amount as may be provided for in the Securities of such series) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

           At any time after Securities of any series have been accelerated and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, by written notice to the Issuer, the Guarantor (if the Securities are Guaranteed Securities) and the Trustee, may rescind and annul such declaration and its consequences if

           (1) the Issuer or the Guarantor (if the Securities are Guaranteed Securities) has paid or deposited with the Trustee a sum of money sufficient to pay

                (a) all overdue installments of any interest on and Additional Amounts with respect to all Securities of such series and any Coupon appertaining thereto,

                (b) the principal of and any premium on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon and any Additional Amounts with respect thereto at the rate or rates borne by or provided for in such Securities,

                (c) to the extent that payment of such interest or Additional Amounts is lawful, interest upon overdue installments of any interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and

                (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 606; and

           (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of, any premium and interest on, and any Additional Amounts with respect to Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 513.

           No such rescission shall affect any subsequent default or impair any right consequent thereon.

           Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

           The Issuer covenants and the Guarantor (if the Securities are Guaranteed Securities) covenants, in each case, that if

           (1) default is made in the payment of any installment of interest on or any Additional Amounts with respect to any Security or any Coupon appertaining thereto when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or

           (2) default is made in the payment of the principal of or any premium on any Security at its Maturity,

 the Issuer or the Guarantor (if the Securities are Guaranteed Securities), as the case may be, shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities and any Coupons appertaining thereto, the whole amount of money then due and payable with respect to such Securities and any Coupons appertaining thereto, with interest upon the overdue principal, any premium and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount of money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 606.

           If the Issuer or the Guarantor (if the Securities are Guaranteed Securities) fails to pay the money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or the Guarantor (if the Securities axe Guaranteed Securities) or any other obligor upon such Securities and any Coupons appertaining thereto and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or the Guarantor (if the Securities are Guaranteed Securities) or any other obligor upon such Securities and any Coupons appertaining thereto, wherever situated.

           If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

           Section 504.   Trustee May File Proofs of Claim.

           In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer, the Guarantor (if the Securities are Guaranteed Securities) or any other obligor upon the Securities or the property of the Issuer, the Guarantor (if the Securities are Guaranteed Securities) or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall Zen be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer or the Guarantor (if the Securities are Guaranteed Securities) for the payment of any overdue principal, premium, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

           (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal and any premium, interest and Additional Amounts owing and unpaid in respect of the Securities and any Coupons appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities or any Coupons allowed in such judicial proceeding, and

           (2) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

 and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities or any Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or any Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 606.

           Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or any Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or any Coupon in any such proceeding.

           Section 505. Trustee May Enforce Claims without Possession of Securities or Coupons.

           All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security or Coupon in respect of which such judgment has been recovered.

           Section 506.   Application of Money Collected.

           Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, or any premium, interest or Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

           SECOND: To the payment of the amounts then due and unpaid upon the Securities and any Coupons for principal and any premium, interest and Additional Amounts in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal and any premium, interest and Additional Amounts, respectively;

           THIRD: The balance, if any, to the Person or Persons entitled thereto.

           Section 507.   Limitations on Suits.

           No Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

           (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

           (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

           (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

           (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

           (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

 it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

           Section 508. Unconditional Right of Holders to Receive Principal and any Premium, Interest and Additional Amounts.

           Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 305 and 307) interest on, and any Additional Amounts with respect to such Security or payment of such Coupon, as the case may be, on the respective Stated Maturity or Maturities therefor specified in such Security or Coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture, on the date such repayment is due) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

           Section 509.   Restoration of Rights and Remedies.

           If the Trustee or any Holder of a Security or a Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Guarantor (if the Security is a Guaranteed Security), the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

           Section 510.   Rights and Remedies Cumulative.

           Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security or a Coupon is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.

           Section 511.   Delay or Omission Not Waiver.

           No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security or a Coupon may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

           Section 512.   Control by Holders of Securities.

           The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series and any Coupons appertaining thereto, provided that

           (1) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of any series,

           (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

           (3) such direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action.

           Section 513.   Waiver of Past Defaults.

           The Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series and any Coupons appertaining thereto may waive any past default hereunder with respect to such series and its consequences, except a default

           (1) in the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to, any Security of such series or any Coupons appertaining thereto, or

           (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

           Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

           Section 514.   Waiver of Stay or Extension Laws.

           The Issuer covenants and the Guarantor covenants, in each case, that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer and the Guarantor each expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

           Section 515.   Undertaking for Costs.

           All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 515 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on or Additional Amounts, if any, with respect to any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, and, in the case of repayment, on or after the date for repayment) or for the enforcement of the right, if any, to convert or exchange any Security into Common Stock or other securities in accordance with its terms.


                                 ARTICLE SIX

                                THE TRUSTEE

           Section 601.   Certain Rights of Trustee.

           Subject to Sections 315(a) through 315(d) of the Trust Indenture
 Act:

           (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or an Issuer Order or of the Guarantor mentioned herein shall be sufficiently evidenced by a Guarantor Request or Guarantor Order (in each case, other than deliver, of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution or by the Guarantor's Board of Directors may be sufficiently evidenced by a Guarantor's Board Resolution;

           (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or, if such matter pertains to the Guarantor, a Guarantor's Officers' Certificate;

           (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

           (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

           (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Issuer and the Guarantor, personally or by agent or attorney;

           (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

           (8) subject to the provisions of Section 602 hereof and Sections 315(a) through 315(d) of the Trust Indenture Act, the Trustee shall not be charged with knowledge of any Event of Default described in Section 501(4),
 (5), (6), (7) or (8) hereof unless a Responsible Officer of the Trustee shall have actual knowledge of such Event of Default.

           Section 602.   Notice of Defaults.

           Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to Section 703(3), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any), or interest, if any, on, or Additional Amounts or any sinking fund or purchase fund installment with respect to, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interest of the Holders of Securities and Coupons of such series; and provided, further, that in the case of any default of the character specified in Section 501(8) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

           Section 603.   Not Responsible for Recitals or Issuance of
                          Securities.

           The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any Coupons shall be taken as the statements of the Issuer or the Guarantor (if the Securities are Guaranteed Securities), as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Issuer are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of the Securities or the proceeds thereof.

           Section 604.   May Hold Securities.

           The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other Person that may be an agent of the Trustee or the Guarantor or the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Issuer or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other Person.

           Section 605.   Money Held in Trust.

           Except as provided in Section 403 and Section 1003, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer or the Guarantor.

           Section 606.   Compensation and Reimbursement.

           The Issuer and the Guarantor jointly and severally agree:

           (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

           (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith.

           As security for the performance of the obligations of the Issuer and the Guarantor under this Section, the Trustee shall have a Lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium or interest on or any Additional Amounts with respect to Securities or any Coupons appertaining thereto.

           Amy compensation or expense incurred by the Trustee after a default specified by Section 501 is intended to constitute an expense of administration under any then applicable bankruptcy or insolvency law. "Trustee" for purposes of this Section 606 shall include any predecessor Trustee but the negligence or bad faith of any Trustee shall not affect the rights of any other Trustee under this Section 606.

           Section 607.   Corporate Trustee Required; Eligibility.

           There shall at all times be a Trustee hereunder that is a Corporation, organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, eligible under Section 310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000 subject to supervision or examination by Federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

           Section 608.   Resignation and Removal; Appointment of Successor.

           (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to
 Section 609.

           (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer and the Guarantor (if the Securities are Guaranteed Securities). If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

           (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Issuer and the Guarantor (if the Securities are Guaranteed Securities).

           (4)  If at any time:

                (a) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Issuer, the Guarantor (if the Securities are Guaranteed Securities) or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

                (b) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Issuer, the Guarantor (if the Securities are Guaranteed Securities) or any such Holder, or

                (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer, by or pursuant to a Board Resolution, or the Guarantor (if the Securities are Guaranteed Securities), by or pursuant to a Guarantor's Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

           (1) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuer, by or pursuant to a Board Resolution, and the Guarantor (if the Securities are Guaranteed Securities), by or pursuant to a Guarantor's Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer, the Guarantor (if the Securities are Guaranteed Securities) and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer and the Guarantor (if the Securities are Guaranteed Securities). If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer and the Guarantor (if the Securities are Guaranteed Securities) or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

           (2) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

           Section 609.   Acceptance of Appointment by Successor.

           (1) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer, the Guarantor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Issuer, the Guarantor or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in
 Section 606.

           (2) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantor (if any of such series of Securities is a series of Guaranteed Securities), the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates,
 (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for be exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer, the Guarantor, if applicable, or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 1003 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject to its claim, if any, provided for in Section 606.

           (3) Upon request of any Person appointed hereunder as a successor Trustee, the Issuer and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph 0) or (2) of this Section, as the case may to.

           (4) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article.

           Section 610. Merger, Conversion, Consolidation or Succession to Business.

           Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

           Section 611.   Appointment of Authenticating Agent.

           The Trustee may appoint one or more Authenticating Agents acceptable to the Issuer with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or partial repayment or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

           Each Authenticating Agent shall be acceptable to the Issuer and the Guarantor and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

           Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Guarantor and the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Guarantor and the Issuer. Upon receiving such a notice of' resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Guarantor and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

           The Issuer agrees and the Guarantor agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

           The provisions of Sections 308, 603 and 604 shall be applicable to each Authenticating Agent.

           If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

           This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                    ____________________________________,
                                 As Trustee

                    By _________________________________
                          As Authenticating Agent

                    By _________________________________
                          Authorized Officer

           If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Issuer wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Issuer), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Issuer with respect to such series of Securities.


                                ARTICLE SEVEN

         HOLDERS LISTS AND REPORTS BY TRUSTEE, GUARANTOR AND ISSUER

           Section 701. Issuer and the Guarantor to Furnish Trustee Names and Addresses of Holders.

           In accordance with Section 312(a) of the Trust Indenture Act, the Issuer and the Guarantor (with respect to Securities of each series that are Guaranteed Securities) shall furnish or cause to be furnished to the Trustee

 (1) semi-annually with respect to Securities of each series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and

 (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer or the Guarantor (with respect to Securities of each series that are Guaranteed Securities) of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

           Section 702.   Preservation of Information; Communications to
                          Holders.

           The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

           Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Issuer, the Guarantor and the Trustee that neither the Issuer, the Guarantor, the Trustee, any Paying Agent or any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

           Section 703.   Reports by Trustee.

           (1) Within 60 days after September 15 of each year commencing with the first September 15 following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such September 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding September 15 and the date of this Indenture.

           (2) The Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein.

           (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

           Section 704.   Reports by Issuer and Guarantor.

           The Issuer and the Guarantor, pursuant to Section 314(a) of the Trust Indenture Act, shall:

           (1) file with the Trustee, within 15 days after the Issuer or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer or the Guarantor, as the case may be, may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer or the Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

           (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer or the Guarantor, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

           (3) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Issuer or the Guarantor pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                ARTICLE EIGHT

                      CONSOLIDATION, MERGER AND SALES

           Section 801.   Issuer May Consolidate, Etc., Only on Certain
                          Terms.

           Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Issuer with or into any other Person or Persons (whether or not affiliated with the Issuer), or successive consolidations or mergers in which either the Issuer will be the continuing entity or the Issuer or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of all or substantially all of the property of the Issuer, to any other Person (whether or not affiliated with the Issuer); provided, however, that:

           (1) in case the Issuer shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, the entity formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties of the Issuer shall be a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and the Guarantor and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on and any Additional Amounts with respect to all the Securities and the performance of every obligation in this Indenture and the Outstanding Securities on the part of the Issuer to be performed or observed;

           (2) immediately after giving effect to such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

           (3) either the Issuer or the successor Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

           No such consolidation, merger, conveyance, transfer or lease shall be permitted by this Section unless prior thereto the Guarantor shall have delivered to the Trustee a Guarantor's Officers' Certificate and an Opinion of Counsel, each stating that the Guarantor's obligations hereunder shall remain in full force and effect thereafter.

           Section 802.   Successor Person Substituted for Issuer.

           Upon any consolidation by the Issuer with or merger of the Issuer into any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Issuer to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Issuer is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named as the Issuer herein; and thereafter, except in the case of a lease, the predecessor Person shall be released from all obligations and covenants under this Indenture, the Securities and the Coupons.

           Section 803.   Guarantor May Consolidate, Etc., Only on Certain
                          Terms.

           Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Guarantor with or into any other Person or Persons (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which either the Guarantor will be the continuing entity or the Guarantor or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of all or substantially all of the property of the Guarantor, to any other Person (whether or not affiliated with the Guarantor); provided, however, that:

           (1) in case the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, the entity formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Guarantor shall be a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed and delivered by the Issuer and the successor Person to the Trustee, in form satisfactory to the Trustee, the obligation of the Guarantor under the Guarantee and the performance of every other covenant of this Indenture on the part of the Guarantor to be performed or observed;

           (2) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

           (3) each of the Guarantor and the successor Person has delivered to the Trustee a Guarantor's Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

           Section 804.   Successor Person Substituted for Guarantor.

           Upon any consolidation or merger or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Guarantor to any Person in accordance with Section 803, the successor Person formed by such consolidation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Guarantor herein, and thereafter, except in the case of a lease to another Person, the predecessor Person shall be released from all obligations and covenants under this Indenture.

           Section 805.   Assumption by Guarantor.

           The Guarantor, or a subsidiary thereof that is a Corporation, may directly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on and any Additional Amounts with respect to all the Guaranteed Securities and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed. Upon any such assumption, the Guarantor or such subsidiary shall succeed to, and be substituted for and may exercise every right and power of, the Issuer under this Indenture with the same effect as if the Guarantor or such subsidiary had been named as the Issuer herein and the Issuer shall be released from all obligations and covenants with respect to the Guaranteed Securities. No such assumption shall be permitted unless the Guarantor has delivered to the Trustee (i) a Guarantor's Officers' Certificate and an Opinion of Counsel, each stating that such assumption and supplemental indenture comply with this Article, and that all conditions precedent herein provided for relating to such transaction have been complied with and that, in the event of assumption by a subsidiary, the Guarantee and all other covenants of the Guarantor herein remain in full force and effect and (ii) an opinion of independent counsel that the Holders of Guaranteed Securities or related Coupons (assuming such Holders are only taxed as residents of the United States) shall have no materially adverse United States federal tax consequences as a result of such assumption, and that, if any Securities are then listed on the New York Stock Exchange, that such Securities shall not be delisted as a result of such assumption.


                                ARTICLE NINE

                          SUPPLEMENTAL INDENTURES

           Section 901.   Supplemental Indentures without Consent of
                          Holders.

           Without the consent of any Holders of Securities or Coupons, the Issuer (when authorized by or pursuant to a Board Resolution), the Guarantor (when authorized by a Guarantor's Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

           (1) to evidence the succession of another Person to the Issuer or the Guarantor, and the assumption by any such successor of the covenants of the Issuer or the Guarantor, as the case may be, contained herein and in the Securities; or

           (2) to add to the covenants of the Issuer or the Guarantor for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Issuer or the Guarantor; or

           (3) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

           (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect; or

           (5) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

           (6)  to secure the Securities; or

           (7) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 201 and 301; or

           (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

           (9) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series then Outstanding or any Coupons appertaining thereto in any material respect; or

           (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four, provided that any such action shall not adversely affect the interests of any Holder of a Security of such series and any Coupons appertaining thereto or any other Security or Coupon in any material respect; or

           (11) to effect the assumption by the Guarantor or a subsidiary thereof pursuant to Section 805; or

           (12) to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding.

           Section 902.   Supplemental Indentures with Consent of Holders.

           With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Issuer, the Guarantor (if the Securities are Guaranteed Securities) and the Trustee, the Issuer (when authorized by or pursuant to an Issuer's Board Resolution), the Guarantor (when authorized by or pursuant to a Guarantor's Board Resolution), if applicable, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture or of the Securities of such series; provided, however, that no such supplemental indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall

           (1) change the Stated Maturity of the principal of, or any premium or installment of interest on or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or change the obligation of the Issuer to pay Additional Amounts pursuant to Section 1005 (except as contemplated by Section 801(l) and permitted by Section 901(l)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to
 Section 504, change the redemption provisions or adversely affect the right of repayment at the option of any Holder as contemplated by Article Thirteen, or change the Place of Payment, Currency in which the principal of, any premium or interest on, or any Additional Amounts with respect to any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment or in the case of change in control), or

           (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting, or

           (3) modify or effect in any manner adverse to the Holders the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payments of principal of, or any premium or interest on or any sinking fund requirements or Additional Amounts with respect to, Guaranteed Securities, or

           (4)  modify any of the provisions of this Section, Section 513 or
 Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

           A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included expressly and solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

           It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

           Section 903.   Execution of Supplemental Indentures.

           As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

           Section 904.   Effect of Supplemental Indentures.

           Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.

           Section 905.   Reference in Securities to Supplemental
                          Indentures.

           Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

           Section 906.   Conformity with Trust Indenture Act.

           Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.


                                 ARTICLE TEN

                                 COVENANTS

           Section 1001. Payment of Principal, any Premium, Interest and Additional Amounts.

           The Issuer covenants and agrees for the benefit of the Holders of the Securities of each series that it will duly and punctually pay the principal of, any premium and interest on and any Additional Amounts with respect to the Securities of such series in accordance with the terms thereof, any Coupons appertaining thereto and this Indenture. Any interest due on any Bearer Security on or before the Maturity thereof, and any Additional Amounts payable with respect to such interest, shall be payable only upon presentation and surrender of the Coupons appertaining thereto for such interest as they severally mature.

           Section 1002.  Maintenance of Office or Agency.

           The Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) shall maintain in each Place of Payment for any series of Securities an Office or Agency where Securities of such series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) in respect of the Securities of such series relating thereto and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment for such series which is located outside the United States where Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment; provided, however, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) shall maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Issuer or the Guarantor shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment at the place specified for the purpose with respect to such Securities as provided in or pursuant to this Indenture, and the Issuer and the Guarantor each hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

           Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest or Additional Amounts with respect to Bearer Securities shall be made at any Office or Agency in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or interest on and any Additional Amounts with respect to any such Security may be made at the Corporate Trust Office of the Trustee or any Office or Agency designated by the Issuer in the City of City of ______, _______, if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for such purpose by the Issuer in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

           The Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer or the Guarantor of its obligation to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The Issuer or the Guarantor (if any Guaranteed Securities are Outstanding) shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Issuer and the Guarantor (with respect to any Guaranteed Securities) each hereby designates as the Place of Payment for each series of Securities the City of City of ______, _______, and initially appoints ______________ as the Office or Agency of the Issuer or the Guarantor (with respect to any Guaranteed Securities), as the case may be, in the City of City of ______, _______, for such purpose. The Issuer or the Guarantor, as the case may be, may subsequently appoint a different Office or Agency in the City of ______, _______ for the Securities of any series.

           Unless otherwise specified with respect to any Securities pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Issuer will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

           Section 1003.  Money for Securities Payments to Be Held in Trust.

           If the Issuer shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

           Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

           The Issuer shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

           (1) hold all sums held by it for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

           (2) give the Trustee notice of any default by the Issuer or the Guarantor (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium or interest on or any Additional Amounts with respect to the Securities of such series; and

           (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

           The Issuer or the Guarantor (with Securities that are Guaranteed Securities) may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order or Guarantor Order, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

           Except as otherwise provided herein or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any Security of any series or any Coupon appertaining thereto and remaining unclaimed for two years after such principal or any such premium or interest or any such Additional Amounts shall have become due and payable shall be paid to the Issuer on Issuer Request (or if deposited by the Guarantor, paid to the Guarantor on Guarantor Request), or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Issuer and the Guarantor (if the Securities are Guaranteed Securities) for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal and any premium or interest or Additional Amounts shall have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Issuer or the Guarantor, as the case may be.

           Section 1004.  Limitations on Incurrence of Debt.

                (a) The Issuer will not, and will not permit any Subsidiary to, incur any Indebtedness, other than Permitted Debt, if, immediately after giving effect to the incurrence of such additional Indebtedness, the aggregate principal amount of all outstanding Indebtedness of the Issuer, and of its Subsidiaries determined at the applicable proportionate interest of the Issuer in each such Subsidiary, determined in accordance with GAAP, is greater than 60% of the sum of
      (i) the Total Assets as of the end of the calendar quarter covered in the Guarantor's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission prior to the incurrence of such additional Indebtedness or, if the Guarantor is not then subject to the reporting requirements of the Exchange Act, as of its most recent calendar quarter and (ii) any increase in the Total Assets since the end of such quarter, including, without limitation, any increase in Total Assets resulting from the incurrence of such additional Indebtedness (the Total Assets adjusted by such increase are referred to as the "Adjusted Total Assets").

                (b)  In addition to the limitation set forth in subsection
      (a) of this Section 10.2, the Issuer will not, and will not permit any Subsidiary to, incur any Indebtedness, other than Permitted Debt, if, for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred, the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge shall have been less than 1.5 to 1, on a pro forma basis after giving effect to the incurrence of such Indebtedness and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Indebtedness and any other Indebtedness incurred by the Issuer or its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Indebtedness, had occurred at the beginning of such period, (ii) the repayment or retirement of any other Indebtedness by the Issuer or its Subsidiaries since the first day of such four-quarter period had been incurred, repaid or retained at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such debt during such period), (iii) any income earned as a result of any increase in Adjusted Total Assets since the end of such four-quarter period had been earned, on an annualized basis, for such period, and (iv) in the case of an acquisition or disposition by the Issuer or any of its Subsidiaries of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness has occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation of Consolidated Income Available for Debt Service to the Annual Service Charge.

                (c)  In addition to the limitations set forth in subsections
      (a) and (b) of this Section 1004, the Issuer will no, and will not permit any Subsidiary to, incur any Indebtedness secured by any Lien of any kind upon any of the property of the Issuer or any of its Subsidiaries (the "Secured Debt") if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt of the Issuer, and of its Subsidiaries determined at the applicable proportionate interest of the Issuer in each such Subsidiary, is greater than 40% of the Adjusted Total Assets.

           Section 1005.  Additional Amounts.

           If any Securities of a series provide for the payment of Additional Amounts, the Issuer and the Guarantor (if the Securities are Guaranteed Securities) agree to pay to the Holder of any such Security or any Coupon appertaining thereto Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any (Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

           Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or interest on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Issuer and the Guarantor (if the Securities are Guaranteed Securities) agree to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Issuer and the Guarantor each covenant to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

           Section 1006.  Maintenance of Properties.

           The Issuer will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Issuer or any Subsidiary from selling or otherwise disposing for value any of its properties in the ordinary course of its business.

           Section 1007.  Insurance.

           The Issuer will, and will cause each of its Subsidiaries to, keep all of its insurable properties insured against loss or damage at least equal to their then full insurable value with financially sound and reputable insurers of recognized responsibility.

           Section 1008.  Existence.

           Subject to Article Eight, the Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect its partnership existence and that of each Subsidiary and their respective rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Issuer to preserve any such right or franchise if the Issuer or any Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of its business or the business of such Subsidiary and that the loss thereof is not disadvantageous in any material respect to any Holder.

           Section 1009.  Waiver of Certain Covenants.

           The Issuer or the Guarantor, as the case may be, may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004, 1006, 1007, 1008, 1012, 1014 or 1015 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

           Section 1010. Issuer Statement as to Compliance; Notice of Certain Defaults.

           (1) The Issuer shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the General Partner acting in its capacity as the sole general partner of the Issuer, stating that

                (a) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under his or her supervision, and

                (b) to the best of his or her knowledge, based on such review, (a) the Issuer has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

                (c) The Issuer shall deliver to the Trustee, within He days after the occurrence thereof, written notice of any Event of Default or any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (4) of Section 50 1.

           Section 1011. Guarantor Statement as to Compliance; Notice of Certain Defaults.

           (1) The Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Guarantor, stating that

                (a) a review of the activities of the Guarantor during such year and of performance under this Indenture has been made under his or her supervision, and

                (b) to the best of his or her knowledge, based on such review, (a) the Guarantor has complied with conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which constitutes, or which after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof

           (2) The Guarantor shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (4) of Section 501.

           Section 1012.  Maintenance of Total Unencumbered Assets.

           The Issuer will maintain Total Unencumbered Assets of not less than 150% of the aggregate principal amount of all outstanding Unsecured Debt.

           Section 1013.  [Intentionally Omitted]

           Section 1014.  Payment of Taxes and Other Claims.

           The Issuer will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon them or any Subsidiary or upon the income, profits or property of the Issuer or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Issuer or any Subsidiary; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

           Section 1015.  Provision of Financial Information.

           Whether or not the Issuer is subject to Section 13 or 15(d) of the Exchange Act and for so long as any Securities are outstanding, the Issuer will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to such Section 13 or 15(d) (the "Financial Statements") if the Issuer were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so subject.

           In addition, if the Issuer is no longer required to file with the Commission pursuant to Section 13 or 150) of Me Exchange Act, the Issuer will also in any event (x) within 15 days after each Required Filing Date
 (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders copies of the annual reports and quarterly reports which the Issuer would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Issuer were subject to such Sections, and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Issuer were subject to such Sections and (y) if filing such documents by the Issuer with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.


                               ARTICLE ELEVEN

                          REDEMPTION OF SECURITIES

           Section 1101.  Applicability of Article.

           Redemption of Securities of any series at the option of the Issuer as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article.

           Section 1102.  Election to Redeem; Notice to Trustee.

           The election of the Issuer to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Issuer of (a) less than all of the Securities of any series or (b) all of the Securities of any series, with the same issue date, interest role or formula, Stated Maturity and other terms, the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

           Section 1103.  Selection by Trustee of Securities to be Redeemed.

           If less than all of the Securities of any series with the same issue date, interest rate or formula, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.

           The Trustee shall promptly notify the Issuer and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

           For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

           Unless otherwise specified in or pursuant to this Indenture or the Securities of any series, if any Security selected for partial redemption is converted or exchanged for Common Stock or other securities in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

           Section 1104.  Notice of Redemption.

           Notice of redemption shall be given in the manner provided in
 Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

           Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

           All notices of redemption shall state:

           (1)  the Redemption Date,

           (2)  the Redemption Price,

           (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

           (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

           (5) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date,

           (6) the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto,

           (7) that the redemption is for a sinking fund, if such is the case,

           (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Issuer, the Trustee and any Paying Agent is furnished,

           (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series axe not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Issuer, on which such exchanges may be made,

           (10) in the case of Securities of any series that are convertible or exchangeable into Common Stock or other securities, the conversion or exchange price or rate, the date or dates on which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate and the place or places where such Securities may be surrendered for conversion or exchange, and

           (11) the CUSIP number or the Euroclear or the Cedel reference numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities).

           A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

           Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

           Section 1105.  Deposit of Redemption Price.

           On or prior to any Redemption Date, the Issuer shall deposit, with respect to the Securities of any series called for redemption pursuant to Section 1104, with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the applicable Currency sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified pursuant to Section 301 or in the Securities of such series) any accrued interest on and Additional Amounts with respect thereto, all such Securities or portions thereof which are to be redeemed on that date.

           Section 1106.  Securities Payable on Redemption Date.

           Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Issuer at the Redemption Price, together with any accrued interest and Additional Amounts to the Redemption Date; provided, however, that, except as otherwise provided in or pursuant to this Indenture or the Bearer Securities of such series, installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an Office or Agency located outside the United States except as otherwise provided in
 Section 1002), and provided, further, that, except as otherwise specified in or pursuant to this Indenture or the Registered Securities of such series, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of Section 307.

           If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting horn the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in Section 1002.

           If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security.

           Section 1107.  Securities Redeemed in Part.

           Any Registered Security which is to be redeemed only in part shall be surrendered at any Office or Agency for such Security (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Issuer shall execute, and the Trustee shall authenticate :and deliver to the U.S. Depository or other Depository for such Security in global form as shall be specified in the Issuer Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.


                               ARTICLE TWELVE

                               SINKING FUNDS

           Section 1201.  Applicability of Article.

           The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required in or pursuant to this Indenture or any Security of such series issued pursuant to this Indenture.

           The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking End payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and this Indenture.

           Section 1202.  Satisfaction of Sinking Fund Payments with
                          Securities.

           The Issuer may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such Securities (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Issuer), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Issuer pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 1202, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Issuer Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Issuer from time to time pay over and deliver to the Issuer any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Issuer to the Trustee of Securities of that series purchased by the Issuer having an unpaid principal amount equal to the cash payment requested to be released to the Issuer.

           Section 1203.  Redemption of Securities for Sinking Fund.

           Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Issuer shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Issuer shall thereupon be obligated to pay the amount therein specified. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in
 Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                              ARTICLE THIRTEEN

                     REPAYMENT AT THE OPTION OF HOLDERS

           Section 1301.  Applicability of Article.

           Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the Indebtedness represented by such Securities unless and until the Issuer, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section 1301, in connection with any repayment of Securities, the Issuer may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Issuer on repayment of such Securities, and the obligation of the Issuer to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.


                              ARTICLE FOURTEEN

                      SECURITIES IN FOREIGN CURRENCIES

           Section 1401.  Applicability of Article.

           Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture or the Securities, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Issuer or the Guarantor may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.


                               ARTICLE FIFTEEN

                     MEETINGS OF HOLDERS OF SECURITIES

           Section 1501.  Purposes for Which Meetings May Be Called.

           A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

           Section 1502.  Call, Notice and Place of Meetings.

           (1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 150L to be
 held at such time and at such place in the City of          ,         , or,
 if Securities of such series have been issued in whole or in part as Bearer Securities, in London or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

           (2) In case at any time the Issuer (by or pursuant to a Board Resolution), the Guarantor (if the Securities are Guaranteed Securities), by or pursuant to a Guarantor's Board Resolution or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 21 days after receipt of such request (whichever shall be required pursuant to Section
 106) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer, the Guarantor, if applicable, or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the City of
      ,         , or, if Securities of such series are to be issued as
 Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (1) of this Section.

           Section 1503.  Persons Entitled to Vote at Meetings.

           To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, any representatives of the Guarantor and its counsel and any representatives of the Issuer and its counsel.

           Section 1504.  Quorum; Action.

           The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(l), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

           Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

           Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not such Holders were present or represented at the meeting.

           Section 1505. Determination of Voting Rights; Conduct and Adjournment of Meetings.

           (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

           (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Securities as provided in Section 1502(2), in which case the Issuer, the Guarantor or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

           (3) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $ 1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

           (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

           Section 1506.  Counting Votes and Recording Action of Meetings.

           The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer and the Guarantor, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                               ARTICLE SIXTEEN

                                 GUARANTEE

           Section 1601.  Guarantee.

           The Guarantee set forth in this Article Sixteen shall only be in effect with respect to Securities of a series to the extent such Guarantee is made applicable to such series in accordance with Section 301. The Guarantor hereby unconditionally guarantees to each Holder of a Guaranteed Security authenticated and delivered by the Trustee the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Guaranteed Security, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Issuer punctually to pay any such principal, premium, interest or Additional Amounts, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Issuer.

           The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Guaranteed Security or this Indenture, any failure to enforce the provisions of any Guaranteed Security or this Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Guaranteed Security or the Trustee, the recovery of any judgment against the Issuer or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any such Guaranteed Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, any premium and interest on, and any Additional Amounts required with respect to, the Guaranteed Securities and the complete performance of all other obligations contained in the Guaranteed Securities.

           This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Guaranteed Security, in whole or in part, is rescinded or must otherwise be restored to the Issuer or the Guarantor upon the bankruptcy, liquidation or reorganization of the Issuer or otherwise.

           The Guarantor shall be subrogated to all rights of the Holder of any Guaranteed Security against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, any premium and interest on, and any Additional Amounts required with respect to, all Guaranteed Securities shall have been paid in full.

                     *       *       *       *       *

           This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

                                   Reckson Operating Partnership, L.P.
                                   By: Reckson Associates Realty Corp.

                                   By ________________________________
                                      Name:
                                      Title:

 Attest:

 __________________________
 Name:
 Title:

                                   Reckson Associates Realty Corp.,
                                        as Guarantor

                                   By _______________________________
                                      Name:
                                      Title:

 Attest:

 _________________________
 Name:
 Title:
 [SEAL]

                                   ________________________________,
                                   as Trustee

                                   By _____________________________
                                      Name:
                                      Title:

 Attest:

 _________________________
 Name:
 Title:
 [SEAL]





 STATE OF ______)
                : ss.:
 COUNTY OF _____)

           On the _____ day of __________, 199__, before me personally came Donald Rechler, to me known, who, being by me duly sworn, did depose and say that he is the Chief Executive Officer of Reckson Associates Realty Corp., acting in its capacity as the managing general partner of Reckson Operating Partnership, L.P., a Delaware limited partnership, one of the persons described in and who executed the foregoing instrument; and that he signed his name thereto by authority of the managing general partner of said Partnership.


                                        ___________________________________
                                        Notary Public

 [NOTARIAL SEAL]




 STATE OF ______)
                : ss.:
 COUNTY OF _____)

           On the _____ day of __________, 199__, before me personally came Donald Rechler, to me known, who, being by me duly sworn, did depose and say that he is the Chief Executive Officer of Reckson Associates Realty Corp., a Maryland corporation, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; and that he signed his name thereto by like authority.


                                        ___________________________
                                        Notary Public

 [NOTARIAL SEAL]




 STATE OF ______)
                :ss.:
 COUNTY OF _____)

           On the day _____ day of __________, 199__, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he is a _____________ of _____________, a _____________ trust company organized and existing under the laws of the ________ of ____________, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such trust company's seal; that it was so affixed by authority of the Board of Directors of said trust company; and that he signed his name thereto by like authority.


                                        ___________________________
                                        Notary Public

 [NOTARIAL SEAL]






                               [FACE OF NOTE]

 REGISTERED REGISTERED

 NO. ______________                                   PRINCIPAL AMOUNT
 CUSIP NO. ________                                     $


                    RECKSON OPERATING PARTNERSHIP, L.P.

                              7% Note due 2009

      Reckson Operating Partnership, L.P., a limited partnership duly organized and existing under the laws of Delaware (the "Issuer," which term includes any successor thereto under the Indenture (as defined on the
 reverse hereof)), for value received, hereby promises to pay to       , or
 its registered assigns, the principal amount of $_______ on _______ __, 2009 (the "Maturity Date"), and to pay interest on the outstanding principal amount hereof semiannually in arrears on April 1 and October 1 of each year, commencing on [the first Interest Payment Date in respect of which the Regular Record Date falls after the date of original issuance] (each, an "Interest Payment Date"), at the rate of 7% per annum, until payment of said principal has been made or duly provided for. Interest on this Note on an Interest Payment Date will accrue from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, or from and including [the date of original issuance] if no interest has been paid or duly provided for, to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest on this Note will be computed on the basis of a 360-day year consisting of twelve 30-day months.

      The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Holder in which name this Note (or one or more predecessor Notes) is registered in the Security Register at the close of business on the "Regular Record Date" for such payment, which shall be the March 15 or September 15, as the case may be, immediately preceding such Interest Payment Date (regardless of whether such day is a Business Day (as defined below)). Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent Special Record Date for the payment of such defaulted interest (which shall be not more than 15 days and not less than 10 Business Days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of the Notes not less than 10 days preceding such subsequent Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

      The principal of [and accrued interest, if any, on](1) this Note payable on the Maturity Date will be paid against presentation and surrender of this Now at be office or agency of the Issuer maintained for that purpose in The City of New York. The Issuer hereby initially designates the Corporate Trust Office of the Trustee at _________________, New York, New York _____ as the office to be maintained by it where Notes may be presented for payment, registration of transfer where notices or demands to or upon the Issuer in respect of be Notes or be Indenture may be served.

 ---------------
 1 This text will be included if the Maturity Date does not fall on an Interest Payment Date.

      If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment required to be made on such doe will, instead, be made on the next Business Day with the same force and effect as if it were made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the next Business Day. "Business Day" means any day, other than a Saturday, a Sunday or other day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to be closed.

      Payments of principal, premium, if any, and interest in respect of this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts (i) in the case of payments on the Maturity Date, in immediately available funds and (ii) in the case of payments on an Interest Payment Date, at the option of the Issuer, by check mailed to the Holder entitled thereto at the applicable address appearing in the Security Register or by transfer of immediately available funds to an account maintained by the payee with a bank located in the United States of America.

      Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall not be entitled to the benefits of the Indenture or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by manual signature by the Trustee.

      The obligations of the Issuer under the Indenture and this Note are guaranteed by Reckson Associates Realty Corp., a corporation duly organized and existing under the laws of Maryland (the "Guarantor," which term includes any successor thereto under the Indenture).


      IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by an authorized signatory.

 Dated: ______, 1999

 Attest:                           RECKSON OPERATING PARTNERSHIP, L.P.,
                                      as Issuer

 ___________________________       By: RECKSON ASSOCIATES REALTY CORP.,
 Name:                                    as General Partner
 Title:

                                   By: _______________________________
                                       Name:
                                       Title:



                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   ________________________________,
                                             as Trustee


                                   By: ___________________________
                                       Authorized Officer



                               GUARANTEE

      This Note is guaranteed by Reckson Associates Realty Corp. in accordance with the within-mentioned Indenture.

                                   RECKSON ASSOCIATES REALTY CORP.,
                                   as Guarantor


                                   By: ___________________________
                                       Name:
                                       Title:



                             [REVERSE OF NOTE]

                    RECKSON OPERATING PARTNERSHIP, L.P.

                              7% Note due 2009

      This Note is one of a duly authorized issue of debentures, notes, bonds, or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of __________, 1999 (the "Indenture"), duly executed and delivered by the Issuer and the
 Guarantor to                           , as Trustee (the "Trustee," which
 term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), and reference is hereby made to the Indenture, and all modifications and amendments and indentures supplemental thereto relating to the Notes, made for a description of the rights, limitations of rights, obligations, duties, and immunities thereunder of the Trustee, the Issuer, the Guarantor and the Holders of the Notes and the terms upon which the Notes are authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may accrue interest (if any) at different rates or formulas and may otherwise vary as provided in the Indenture. This Note A one of a series of Securities designated as the "7% Notes due 2009" of the Issuer, limited (except as permitted under the Indenture) in aggregate principal amount to $__________.

      This Note is not subject to redemption by the Company prior to the Maturity Date. In addition, this Note is not subject to repayment at the option of the Holder thereof. Furthermore, this Note is not entitled to the benefit of, and is not subject to, any sinking fund.

      In case an Event of Default with respect to this Note shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect, and subject to the conditions, provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and, if applicable, the Guarantor, and the rights of the Holders of the Securities under the Indenture at any time by the Issuer and, if applicable, the Guarantor, and the Trustee with the consent of the Holders of a majority in the aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. Furthermore, provisions in the Indenture permit the Holders of a majority in the aggregate principal amount of the Outstanding Securities of any series, in certain instances, to make, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange hereof, or in lieu hereof, whether or not such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

      This Note is issuable only in fully registered form, without coupons, in denominations of $1,000 and integral multiples thereof. This Note may be exchanged for a like aggregate principal amount of

      Notes of other authorized denominations at the office or agency of the Issuer in The City of New York, in the manner and subject to the limitations provided in the Indenture, but without the payment of any charge except for any tax or other governmental charge imposed in connection therewith.

      Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in The City of New York, one or more new Notes of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, but without payment of any charge except for any tax or other governmental charge imposed in connection therewith.

      The Issuer, the Guarantor or the Trustee and any authorized agent of the Issuer, the Guarantor or the Trustee may deem and treat the Person in whose name this Note is registered as the Holder and absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof or premium, if any, hereon, and subject to the provisions on the face hereof, interest hereon and for all other purposes, and none of the Issuer, the Guarantor, the Trustee or any authorized agent of the Issuer, the Guarantor or the Trustee shall be affected by any notice to the contrary.

      The Indenture and this Note shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of such State, without giving effect to any conflict of law principles.

      Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Indenture.




                                 ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________

 __________________________________________________________________________.

    PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
                          _________________________
                         |                         |
                         |_________________________|

 ___________________________________________________________________________

 __________________________________________________________________________.

                (Please print or Typewrite Name and Address
                   Including Postal Zip Code of Assignee)

 the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________________

 __________________________________________________________________________

 to transfer said Note on the books of the Issuer, with full power of substitution in the premises.


 Dated:  __________________

 Signature Guaranteed



 ____________________________________        ________________________________
 NOTICE: Signature must be guaranteed        NOTICE: The signature to this
 by an eligible Guarantor Institution        Assignment must correspond with
 (banks, stockbrokers, savings and           the name as written upon the
 loan associations and credit unions)        face of the within Note in every
 with membership in an approved              particular, without alteration
 signature guarantee medallion program       or enlargement or any change
 pursuant to Securities and Exchange
 Commission Rule 17Ad- 15.